                                                                    Exhibit 10.5


                                     BPS&M

             REGIONAL PROTOTYPE DEFINED CONTRIBUTION PLAN AND TRUST



                 BPS&M Defined Contribution Basic Plan Document #01

                               TABLE OF CONTENTS


ARTICLE                                                          PAGE
-------                                                          ----
 1       DEFINITIONS                                              1-1

 2       ELIGIBLE EMPLOYEES AND PARTICIPANTS                      2-1

 3       CONTRIBUTIONS TO THE PLAN                                3-1

 4       ALLOCATION OF TRUST FUNDS AND PARTICIPANTS' ACCOUNTS     4-1

 5       WITHDRAWALS AND LOANS                                    5-1

 6       RETIREMENT BENEFITS                                      6-1

 7       DEATH AND DISABILITY BENEFITS                            7-1

 8       BENEFITS UPON SEPARATION FROM SERVICE                    8-1

 9       PLAN ADMINISTRATION                                      9-1

10       THE TRUSTEE                                             10-1

11       AMENDMENT AND TERMINATION OF THE PLAN                   11-1

12       GENERAL PROVISIONS AFFECTING THE EMPLOYER               12-1

13       TOP HEAVY PLANS                                         13-1

14       PAIRED PLANS                                            14-1

15       MISCELLANEOUS PROVISIONS                                15-1

                                     BPS&M
             REGIONAL PROTOTYPE DEFINED CONTRIBUTION PLAN AND TRUST

     Bryan, Pendleton, Swats & McAllister (otherwise known as "BPS&M"), in order to assist Employers in adopting a defined contribution plan and trust which is qualified, respectively, under Section 401(a) and Section 501(a) of the Code and designed in compliance with the Tax Reform Act of 1986, Omnibus Budget Reconciliation Act of 1986, Omnibus Budget Reconciliation Act of 1987, the Technical and Miscellaneous Revenue Act of 1988, final regulations under the Retirement Equity Act of 1984, and final regulations under Code sections 401(a), 401(k), and 411(d)(6), hereby establishes a prototype defined contribution plan and trust to be known as the BPS&M REGIONAL PROTOTYPE DEFINED CONTRIBUTION PLAN AND TRUST.

     An Employer may adopt this regional prototype plan document as part of its Plan by completing and signing an Adoption Agreement. However, such adoption shall not be effective until also executed by the Trustee.

                                   ARTICLE 1

                                  DEFINITIONS

     The following terms when capitalized and used herein and in the Adoption Agreements, unless the context clearly indicates otherwise, shall have the meanings set forth hereinafter:

       Section 1.01 "Accounts" shall mean all of the recordkeeping accounts to
       -----------------------
which are allocated or credited a Participant's share of (i) contributions made to the Plan, (ii) Forfeitures, and (iii) Income.

       Section 1.02 "Adopting Employer" shall mean any person, business
       --------------------------------
organization or corporation affiliated with the Employer through complete or partial ownership by the Employer or which is otherwise cooperating with the Employer for purposes of establishing and maintaining a qualified plan, which is authorized by the Employer to adopt the Plan, and which adopts the Plan by executing the Adoption Agreement.

       The term shall also include any person, business organization or corporation into which the Adopting Employer may be merged or consolidated or by which it may be succeeded.

       Section 1.03 "Adoption Agreement" shall mean the instrument by which the
       ---------------------------------
Employer elects to establish or continue its Plan by adoption of this prototype plan document.

       Section 1.04 "Anniversary Date" shall mean the day upon which a Plan Year
       -------------------------------
begins.

       Section 1.05 "Annuity Starting Date" shall mean the first day of the
       ------------------------------------
first period for which an amount is paid as an annuity or any other form.

       Section 1.06 "Average Compensation" shall mean, with respect to a target
       ----------------------------------
benefit pension plan, the average compensation set forth in Item 7 of the Adoption Agreement. If pursuant to the election in Item 12 of the Adoption Agreement a Participant is entitled to have an Employer Contribution made on his behalf for the Plan Year of termination of Service, then for purposes of determining Average Compensation, if the Participant's Compensation for the Plan Year of termination is based on a period of less than twelve (12) months, such Compensation shall be annualized.

       Section 1.07 "Beneficiary" shall mean such person, persons or legal
       --------------------------
entity as may be designated by a Participant to receive benefits hereunder after his death, or the person, persons or legal entity designated to the Trustee to receive benefits after the death of the Participant, or the personal or legal representative of the Participant, all as herein described and provided.

       Section 1.08 "Break in Service" shall mean (i) the period defined in
       -------------------------------
subsection (a) hereof for Plans which count Hours of Service

                                      1-1
pursuant to Item 6 of the Adoption Agreement and (ii) the period defined in subsection (b) hereof for Plans which use the "elapsed time" method pursuant to
Item 6 of the Adoption Agreement.

     (a)  Hours Counting Method. A "Break in Service" shall mean a twelve (12)
          ---------------------
          consecutive month period during which an Employee does not complete more than five hundred (500) Hours of Service. For purposes of determining eligibility, the initial twelve (12) month period shall commence on the date the Employee first performs an Hour of Service, and each subsequent twelve (12) month period shall be the Plan Year, beginning with the Plan Year which commences prior to the end of the initial twelve (12) month period. For purposes of computing a Participant's nonforfeitable right to his accrued benefit, the twelve
          (12) month period shall be the Plan Year. For purposes of this section only, "Hours of Service" shall include Leaves of Absence in addition to the Hours of Service specified in Section 1.31 hereof.

          For Plan Years beginning after December 31, 1984, for purposes of determining whether a Break in Service has occurred, Hours of Service shall include any period in which an Employee is absent from work for maternity or paternity reasons.

          Hours of Service shall be credited for such maternity or paternity absence from work as would normally have been credited to such individual but for such absence or, if the Plan Administrator is unable to determine the Hours of Service actually to be so credited, then eight (8) Hours of Service per day shall be credited for such absence; provided, however, that the total number of Hours of Service to be credited by reason of any such absence for maternity or paternity reasons shall not exceed five hundred and one (501) Hours of Service during the computation period used to determine a Break in Service. Such Hours of Service shall be credited in the computation period used to determine a Break in Service in which the absence from work begins if an Employee would be prevented from incurring a Break in Service in such Plan Year because the period of absence is treated as Hours of Service and, in any other case, in the immediately following computation period.

     (b)  Elapsed Time Method. A "Break in Service" shall mean a "period of
          -------------------
          severance" of at least twelve (12) consecutive months. A "period of severance" is a continuous period of time during which the Employee is not employed by the Employer. Such period begins on the date the Employee retires, quits or is discharged, or if earlier, the twelve
          (12) month anniversary of the date on which the Employee was otherwise first absent from Service.

                                      1-2

          For Plan Years beginning after December 31, 1984, in the case of an individual who is absent from work for maternity or paternity reasons, the twelve (12)-consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a Break in Service.

     (c) For purposes of this section, an absence from work for maternity or paternity reasons means an absence

          (1) by reason of the pregnancy of the individual,

          (2)  by reason of the birth of a child of the individual,

          (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or

          (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

          No credit for Hours of Service for absence for maternity or paternity reasons, however, shall be given hereunder unless an Employee furnishes to the Plan Administrator such timely information as the Plan Administrator may reasonably require to establish that the absence from work is for a reason set forth in (1) through (4).

     Section 1.09 "Code" shall mean the Internal Revenue Code of 1986, as
     -------------------
amended.

     Section 1.10 "Committee" shall mean the committee, if any, appointed
     ------------------------
under the provisions of Article 9 to carry out the day to day administrative functions of the Plan.

     Section 1.11 "Compensation" shall mean a Participant's compensation as
     ---------------------------
determined pursuant to subsection (a) or subsection (b) hereof, whichever is applicable, and subsection (c) hereof.

     (a) The definition of "Compensation" in this subsection (a) shall apply for periods commencing before the first day of the Plan Year commencing after the Plan Year in which the Employer adopts the Adoption Agreement incorporating the changes required by the Tax Reform Act of 1986. This definition shall apply wherever it is used in this Plan, except as provided in Sections 4.07 and 13.02(a) hereof. "Compensation" shall mean a Participant's compensation actually paid or accrued (as indicated in the Plan prior to the Adoption Agreement incorporating the changes required by the Tax Reform Act of 1986) within a Plan Year that is subject to tax under Section 3101(a) of the Code without the dollar limitation of Section 3121(a)(1) thereof, as defined and restricted with respect only to nonstandardized plans in Item 7 of the Adoption Agreement. Provided, however, (subject to the preceding limitations)

                                      1-3
          with respect to a Self-Employed Individual, Compensation as used in the Plan shall mean Earned Income. Provided further, however, the term "Compensation" shall include contributions made to an employee benefit plan under Section 401(k), Section 403(b) or Section 125 of the Code, but shall not include any other tax-deferred or tax-exempt compensation.

     (b) The definition of "Compensation" in this subsection (b) shall apply for periods commencing on or after the first day of the Plan Year commencing after the Plan Year in which the Employer adopts the Adoption Agreement incorporating the changes required by the Tax Reform Act 1986. This definition shall apply wherever it is used in this Plan, except as provided in Section 13.02(a) hereof. As elected by the Employer in Item 7 of the Adoption Agreement, "Compensation" shall mean each Participant's (i) W-2 Earnings as defined in Section 4.07(e)(13) hereof or (ii) compensation as defined in Section 4.07(e)(2)(ii) hereof and, except for purposes of Section 4.07(e)(2), as further restricted in Item 7 of the Adoption Agreement. Provided, however, (subject to the preceding limitations) with respect to a Self-Employed Individual, Compensation shall mean Earned Income. Compensation pursuant to this subsection (b) shall include only that compensation which is actually paid to the Participant during the applicable period. In addition, for purposes of determining the Average Deferral Percentage under Section 3.05 and the Average Contribution Percentage under Section 3.06, the Plan Administrator may in any Plan Year use such definition as is permitted pursuant to the regulations under Code Section 414(s) which is more beneficial in helping the Plan pass the tests in those Plan sections. Except as provide elsewhere in the Plan, the applicable period shall be the period elected by the Employer in Item 7 of the Adoption Agreement. If the Employer makes no election, the applicable period shall be the Plan Year.

          Notwithstanding the above, if elected by the Employer in Item 7(b) of the Adoption Agreement, Compensation shall include:

          (i) any amount which is contributed by the Employer with respect to the applicable period pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee uncle Section 125 (dealing with cafeteria plans), 402(a)(8) (dealing with elective deferrals under 401(k) plans), 402(h) (dealing with simplified employee pensions) or 403(b) (dealing with tax sheltered annuities) of the Code;

          (ii) compensation deferred under an eligible deferred compensation plan within the meaning of Code Section 457(b) (dealing with state and local governments and tax exempt organizations); and

                                      1-4

            (iii) employee contributions under governmental plans described in Code Section 414(h)(2) that are picked up by the employing unit.

       (c) For Plan Years beginning on or after January 1, 1989, the annual compensation of each Participant taken into account under the Plan for any year shall not exceed $200,000, as adjusted by the Secretary at the same time and in the same manner as under Section 415(d) of the Code. In determining the compensation of a Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the Spouse of the Participant and any lineal descendants of the Participant who have not attained age nineteen
            (19) before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then (except for purposes of determining the portion of Compensation up to the integration break-point if this Plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this section prior to the application of this limitation. The application of this subsection
            (c) shall be subject to such rules as may be prescribed by the Secretary of the Treasury.

       Section 1.12 "Controlled Group" shall mean, with respect to the Employer,
       ------------------------------
a controlled group of corporations (as defined in Code Section 414(b)), a group of trades or businesses under common control (as defined in Code Section 414(c)), an affiliated service group (as defined in Code Section 414(m)), and any other entity required to be aggregated with the Employer pursuant to Code
Section 414(o) and the regulations thereunder. All employees of members of a Controlled Group shall be treated as employed by a single employer for purposes of Sections 401, 410, 411, 415 and 416 of the Code.

       Section 1.13 "Covered Compensation." shall mean, for a Plan Year, the
       ------------------------------------
average (without indexing) of the contribution and benefit bases in effect under
Section 230 of the Social Security Act for each calendar year in the thirty-five
(35) year period ending with the last day of the calendar year in which the employee attains (or will attain) the Social Security Retirement Age. The determination of Covered Compensation for any year preceding the year in which the Employee attains the Social Security Retirement Age shall be made by assuming that there is no increase in the bases described in Section 230 of the Social Security Act after the determination year and before the Social Security Retirement Age. A Participant's Covered Compensation for a Plan Year before the thirty-five (35) year period ending with the last day of the calendar year in which the Participant attains his Social Security Retirement Age is the contribution and benefit base in effect under section 230 of the Social Security Act at the beginning of the Plan Year. A Participant's Covered Compensation for a Plan year after such thirty-five (35) year period is the Participant's Covered Compensation for the Plan Year during which the Participant attained Social Security Retirement Age.

                                      1-5

       Section 1.14 "Disability" shall, unless further restricted in Item 18(d)
       -------------------------
of the Adoption Agreement, mean total and permanent incapacity of a Participant to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. In determining the existence of Disability in Plan Years commencing before January 1, 1989, the Plan Administrator may require written certification of disability from a physician of its choosing and/or may allow receipt of Social Security or any insured disability benefits to be conclusive evidence of total and permanent disability. In determining the existence of Disability in Plan Years commencing after December 31, 1988, the Plan Administrator shall require medical evidence and/or shall allow receipt of Social Security or any insured disability benefits to be conclusive evidence of total and permanent disability, pursuant to its election in Item 18(e) of the Adoption Agreement.

       Section 1.15 "Earned Income" shall mean the net earnings from self-
       ----------------------------
employment in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor. Net earnings shall be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings shall be determined with regard to the deduction allowed to the Employer by Section 164(f) of the Code for taxable years beginning after December 31, 1989. Net earnings shall be reduced by contributions by the Employer to a qualified plan to the extent deductible under Section 404 of the Code. If applicable, a person's total Earned Income shall be subject to the adjustments required by regulations under Code Section 414(s).

       Section 1.16 "Effective Date" shall mean the date the Plan was
       -----------------------------
established by an Employer, as specified in Item l(a) of the executed Adoption Agreement; provided, however, that the term shall mean, for an Employee of an Adopting Employer who adopts the Plan later than the date it was originally established, the effective date of adoption of the Plan by such Employer. The effective date of the most recent adoption or amendment shall be the date indicated in Item l(b) of the Adoption Agreement.

       Section 1.17 "Elective Deferral Account" shall mean the account
       ----------------------------------------
maintained on behalf of a Participant to which shall be credited the Participant's Elective Deferral Contributions and the Participant's share of the Income of the Trust Fund allocable to this account.

       Section 1.18 "Elective Deferral Contributions" shall mean the
       ----------------------------------------------
contributions made by an Employer on an Employee's behalf pursuant to Section 3.01(a) hereof.

       Section 1.19 "Employee" shall mean either (i) a person (other than an
       -----------------------
independent contractor) who is receiving remuneration for personal services rendered to, or labor performed for, the Employer (or who would be receiving such remuneration except for a Leave of Absence), or (ii) a Leased Employee deemed to be an employee of the Employer as provided in Sections 414(n) or (o) of the Code. In addition, if the Plan is a standardized plan, for purposes of this section the "Employer" shall include all members of the Controlled Group (regardless of whether any

                                      1-6
such employer is treated as operating separate lines of business under Code section 414(r)); therefore, in the case of a standardized plan each employer in the Controlled Group shall be required to adopt the Plan.

       Section 1.20 "Employee Account" shall mean the account maintained on
       -------------------------------
behalf of a Participant to which shall be credited the Participant's Employee Contributions and the Participant's share of the Income of the Trust Fund allocable to this account.

       Section 1.21 "Employee Contributions" shall mean the contributions made
       -------------------------------------
by the Employee pursuant to Section 3.03(a) hereof.

       Section 1.22 "Employer" shall mean the entity executing the Adoption
       -----------------------
Agreement as the Employer and each of those persons, business organizations or corporations executing the Plan as an Adopting Employer, together with any successor to all or a major portion of any said entity's property or business, provided such successor Employer adopts the Plan by appropriate resolution of its governing body.

       Section 1.23 "Employer Account" shall mean the account maintained on
       -------------------------------
behalf of a Participant to which shall be credited the Participant's share of any Employer Contributions (and Forfeitures, if the Adoption Agreement provides for the allocation of Forfeitures as an additional Employer Contribution) and the Participant's share of the Income of the Trust Fund allocable to this account.

       Section 1.24 "Employer Contributions" shall mean contributions made by an
       -------------------------------------
Employer pursuant to Section 3.01(c) hereof.

       Section 1.25 "ERISA" shall mean the Employee Retirement Income Security
       --------------------
Act of 1974, as amended.

       Section 1.26 "Excess Compensation" shall mean, for an integrated target
       ----------------------------------
benefit pension plan, the amount of a Participant's Average Compensation in excess of the level specified in Item 8 of the Adoption Agreement.

       Section 1.27 "Family Member" shall mean an individual included in the
       ----------------------------
family of an Owner-Employee within the meaning of Section 267(c)(4) of the Code.

       Section 1.28 "Fiduciary" shall mean the Employer, the Plan Administrator
       ------------------------
(and the Committee, if appointed pursuant to Section 9.01 hereof), the Investment Manager, if any, and the Trustee, but only with respect to the specific responsibilities for each described herein.

       Section 1.29 "Forfeiture" shall mean the portion of a Participant's
       -------------------------
Employer Account and Matching Account which is forfeited under Section 5.01 or
8.03 hereof before full vesting occurs.

       Section 1.30 "Highly Compensated Employee" shall mean a person who is
       ------------------------------------------
either a "highly compensated active employee" as defined in subsection (a) hereof or a "highly compensated former employee" as defined in subsection (b) hereof.

                                      1-7

     (a) A "highly compensated active employee" is any Employee who performs service for the Employer during the determination year and who, during the look-back year:

          (1) received compensation from the Employer in excess of seventy-five thousand dollars ($75,000) (as adjusted pursuant to Section 415(d) of the Code);

          (2) received compensation from the Employer in excess of fifty thousand dollars ($50,000) (as adjusted pursuant to Section 415(d) of the Code) and was a member of the top-paid Group for such year; or

          (3) was an officer of the Employer and received compensation during such year that is greater than fifty percent (50%) of the dollar limitation in effect under Section 415(b)(1)(A) of the Code.

          The term "highly compensated active employee" also includes:

          (4) An Employee (i) who is described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and (ii) who is one of the one hundred (100) Employees who received the most compensation from the Employer during the determination year; and

          (5) An Employee who is a five percent (5%) owner at any time during the look-back year or the determination year.

          If no officer has satisfied the compensation requirement of (3) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

          For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve (12)-month period immediately preceding the determination year.

     (b) A "highly compensated former employee" is any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the Employee's fifty-fifth (55th) birthday.

     If an Employee is, during a determination year or look-back year, a family member of either a five percent (5%) owner who is an active or former Employee or a Highly Compensated Employee who is one of the ten (10) most highly compensated Employees ranked on the basis of compensation paid by the Employer during such year, then the family member and five percent (5%) owner or top-ten
(10) Highly Compensated Employee shall be treated as a single Employee receiving compensation and Plan contributions

                                      1-8
or benefits equal to the sum of such compensation and contributions or benefits of the family member and five (5%) percent owner or top-ten (10) Highly Compensated Employee. For purposes of this section, family member includes the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

       The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid Group, the top one hundred (100) Employees, the number of Employees treated as officers and the compensation that is considered, will be made in accordance with Section 414(q) of the Code and the regulations thereunder.

       Section 1.31 "Hour of Service" shall mean:
       ------------------------------

       (a) each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours shall be credited to the Employee for the Plan Year in which the duties are performed; and

       (b) each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave absence. No more than five hundred and one (501) Hours Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single Plan Year). Hours under this paragraph shall be calculated and credited pursuant to
            Section 2530.200b-2 of the Department of Labor Regulations, which are incorporated herein by this reference; and

       (c) each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer. These hours shall be credited to the Employee for the Plan Year to which the award or agreement pertains rather than the Plan Year in which the award, agreement or payment is made. Hours shall not be credited under both this and any of the preceding subsections of this section; provided, however, that

       (d) Hours of Service shall not be credited for payments made solely to comply with workmen's or unemployment compensation or disability insurance laws or as reimbursement for medical expenses.

       Hours of Service shall be determined on the basis selected in Item 6 of the Adoption Agreement.

       Notwithstanding the foregoing, in the event the Plan uses the "elapsed time" method pursuant to Item 6 of the Adoption Agreement, an "Hour of Service" shall mean each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer.

                                      1-9

     If the Employer is maintaining the plan of a predecessor employer, or if a predecessor employer is either listed in Item 22 of the Adoption Agreement or designated in writing by the Employer subsequent to the completion of the Adoption Agreement, service with such predecessor employer shall be treated as Service with the Employer.

     Hours of Service shall be credited for employment with other members of a Controlled Group of which the Employer is a member. Hours of Service shall also be credited for any individual considered an Employee for purposes of the Plan under Section 414(n) of the Code, or Section 414(o) of the Code and the regulations thereunder.

     Section 1.32 "Income" shall mean the net gain or loss of the Trust Fund
     --------------------
from investments, as reflected by interest payments, dividends, realized and unrealized gains and losses on securities, other investment transactions, and expenses paid from the Trust Fund which are not reimbursed by the Employer. In determining the Income of the Trust Fund for any period, assets shall be valued on the basis of current fair market value.

     Section 1.33 "Individual Retirement Account" shall mean a trust within
     -------------------------------------------
the meaning of Section 408(a) of the Code or an individual retirement annuity under Section 408(b) of the Code.

     Section 1.34 "Investment Manager" shall mean any Fiduciary, other than
     --------------------------------
the Trustee, who

     (a)  has the power to manage, acquire, or dispose of any asset of the Plan;

     (b) (i) is registered as an investment advisor under the Investment Advisers Act of 1940; (ii) is a bank, as defined in that Act; or (iii) is an insurance company qualified to perform services described in subsection (a) under the laws of more than one (l) state; and

     (c) has acknowledged in writing that he is a Fiduciary with respect to the Plan.

     Section 1.35 "Leased Employee" shall mean any person (other than a common
     -----------------------------
law employee of the recipient Employer) who provides services for the recipient Employer if the following conditions are met:

     (a) such services are provided pursuant to an agreement between the recipient Employer and a leasing organization,

     (b) such person has performed services for the recipient Employer (or the recipient Employer and a "related person" as that term is defined in
          Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one (1) year, and

     (c) such services are of a type historically performed, in the business field of the recipient Employer, by employees.

                                     1-10

     Notwithstanding the foregoing, a Leased Employee shall not be considered an Employee of the recipient Employer as to services performed after December 31, 1986 if:

     (d)  such person is covered by a money purchase pension plan providing:

          (1) a nonintegrated employer contribution rate of at least ten percent (10%) of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under a 401(k) plan, a cafeteria plan pursuant to Code Section 125, a simplified employee pension (SEP) pursuant to Code section 402(h) or a tax sheltered annuity pursuant to Code section 403(b) of the Code,

          (2)  immediate participation, and

          (3)  full and immediate vesting; and

     (e) Leased Employees do not constitute more than twenty percent (20%) of the recipient's nonhighly compensated workforce.

     For purposes of this Plan, contributions or benefits provided to a Leased Employee by the leasing organization which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer.

     Section 1.36 "Leave of Absence" shall mean any unpaid absence authorized
     ------------------------------
by the Employer under the Employer's standard personnel practices; provided that all persons under similar circumstances shall be treated alike in the granting of such Leaves of Absence; and provided, further, that the Participant returns within the period of authorized absence. An absence due to service in the Armed Forces of the United States shall be considered a Leave of Absence if the absence is caused by war or other emergency, or the Employee is required to serve under the laws of conscription in time of peace; and if, further, the Employee returns to Service within the period during which his employment rights are protected by law. Individuals on Leave of Absence shall be treated under the Plan as if they were Employees according to the terms hereof.

     Section 1.37 "Life Insurance Company'' shall mean a life insurance
     ---------------------------------------
company licensed to do business in a state in which the Employer also does business.

     Section 1.38 "Matching Account" shall mean the account maintained on
     ------------------------------
behalf of a Participant to which shall be credited the Participant's share of any Matching Contributions (and Forfeitures, if the Adoption Agreement provides for the allocation of Forfeitures as an additional Matching Contribution) and the Participant's share of the Income of the Trust Fund allocable to this account.

     Section 1.39 "Matching Contributions" shall mean the contributions made
     ------------------------------------
by an Employer pursuant to Section 3.01(b) hereof.

                                     1-11

       Section 1.40 "Net Profits" shall mean current or accumulated earnings of
       -------------------------
the Employer before Federal and State taxes and contributions to this and any, other qualified plans.

       Section 1.41 "Non-highly Compensated Employee" shall mean an Employee of
       ---------------------------------------------
the Employer who is neither a Highly Compensated Employee nor a family member (pursuant to Section 414(q)(6)(B) of the Code).

       Section 1.42 "Normal Retirement Age" shall mean the age or date set out
       -----------------------------------
in Item 18(a) of the Adoption Agreement. However, the Normal Retirement Age shall not exceed any mandatory retirement age imposed by the Employer on Employees.

       Section 1.43 "Normal Retirement Date" shall mean the first day of the
       ------------------------------------
calendar month coincident with or next following the date on which the Participant attains Normal Retirement Age.

       Section 1.44 "Owner-Employee" shall mean an individual who is a sole
       ----------------------------
proprietor, or who is a partner owning more than ten percent (10%) of either the capital or profits interest of the partnership.

       Section 1.45 "Paired Plans" shall mean (i) two (2) or more defined
       --------------------------
contribution plans adopted by the Employer pursuant to Adoption Agreements #004 through #006 under this prototype plan, the BPS&M Defined Contribution Basic Plan Document #01, when paired under Article 14 hereof. Paired Plans shall be standardized plans established by the Employer pursuant to Revenue Procedure 89-13.

       Section 1.46 "Participant" shall mean an Employee participating in the
       -------------------------
Plan in accordance with the provisions of Article 2 hereof.

       Section 1.47 "Plan" shall mean the defined contribution plan established
       ------------------
by the Employer, incorporating this prototype plan document, which is BPS&M Defined Contribution Basic Plan Document #01, the Adoption Agreement, and all subsequent amendments to either.

       Section 1.48 "Plan Administrator" shall mean the Employer or other entity
       --------------------------------
or entities specified in Item 3 of the Adoption Agreement. For purposes of this section, the Employer shall mean only the entity executing the Adoption Agreement as the "Employer," and shall not include any organization executing the Adoption Agreement as an "Adopting Employer."

       Section 1.49 "Plan Year" shall mean the twelve (12) consecutive month
       -----------------------
period specified in Item l(c) of the Adoption Agreement, and anniversaries thereof. In unusual circumstances (such as the recent incorporation of the Employer, a change of Plan Year or the establishment of the Plan as a successor to a plan which was based on some period other than the current Plan Year), the Plan Year may be shorter than twelve (12) months.

       Section 1.50 "Policy" shall mean an individual life insurance policy or
       --------------------
annuity contract, or a combination thereof, issued by a Life Insurance Company in accordance with the provisions of the Plan.


                                     1-12

       Section 1.51 "Qualified Joint and Survivor Annuity" shall mean an
       --------------------------------------------------
immediate annuity for the life of the Participant with a survivor annuity for the life of the Spouse of the Participant, as selected by the Employer in Item 19 of the Adoption Agreement, which is not less than fifty percent (50%) of, nor greater than, the amount of the annuity payable during the joint lives of the Participant and the Participant's Spouse and which is the amount of benefit which can be purchased with the Participant's Vested Account Balance. If no.election is made in Item 19 of the Adoption Agreement, then the percentage of the survivor annuity under the Plan shall be fifty percent (50%).

       Section 1.52 "Qualified Matching Account" shall mean the account
       ----------------------------------------
maintained on behalf of a Participant to which shall be credited the Participant's share of any Qualified Matching Contributions and the Participant's share of the Income of the Trust Fund allocable to this account.

       Section 1.53 "Qualified Matching Contributions" shall mean the
       ----------------------------------------------
contributions made by the Employer pursuant to Section 3.01(e) hereof.

       Section 1.54 "Qualified Non-elective Account" shall mean the account
       --------------------------------------------
maintained on behalf of a Participant to which shall be credited the Participant's share of any Qualified Non-elective Contributions and the Participant's share of the Income of the Trust Fund allocable to the account.

       Section 1.55 "Qualified Non-elective Contributions" shall mean the
       --------------------------------------------------
contributions made by the Employer pursuant to Section 3.01(d) hereof.

       Section 1.56 "Qualifying Employer Securities" shall mean employer
       --------------------------------------------
securities which are stock or marketable obligations, such as bonds, debentures, notes or certificates, or other evidence of indebtedness, as defined in Section 407(d)(5) of ERISA.

       Section 1.57 "Retired Participant" shall mean a former Participant, other
       ---------------------------------
than a Separated Participant, who has terminated his Service and who is entitled to receive benefits provided by the Plan.

       Section 1.58 "Rollover Account" shall mean the account maintained on
       ------------------------------
behalf of a Participant to which shall be credited the Participant's Rollover Contributions and the Participant's share of the Income of the Trust Fund allocable to the account.

       Section 1.59 "Rollover Contributions" shall mean the tax-free rollovers
       ------------------------------------
made by a Participant pursuant to Section 3.03(c) hereof.

       Section 1.60 "Self-Employed Individual" shall mean an individual who has
       --------------------------------------
Earned Income for the taxable year from the trade or business for which the Plan is established; also, an individual who would have had Earned Income but for the fact that the trade or business had no Net Profits for the taxable year.

       Section 1.61 "Separated Participant" shall mean a former Participant who
       -----------------------------------
incurs a Break in Service, or whose Service is terminated for reasons other than death, Disability or retirement.

                                     1-13

       Section 1.62 "Service" shall mean employment of an Employee by the
       ---------------------
Employer, and, unless the "elapsed time method is elected pursuant to Item 6 of the Adoption Agreement, shall be measured in Hours of Service. If the "elapsed time" method is elected, Service shall be expressed in years and a decimal fraction of a year based on completed days of Service, and all non-successive periods of Service (including fractional years) shall be aggregated. If any period of Service in excess of one (1) Year of Service is required for eligibility pursuant to Item 5 of the Adoption Agreement, and if an Employee has a Break in Service before satisfying such Service eligibility requirement, Service before such Break in Service shall not be taken into account for purposes of determining eligibility under the Plan.

       In determining a Participant's Service under the Plan, employment with any employers listed in Item 22 of-the Adoption Agreement, or with any other employers while such employers are members of a Controlled Group with the Employer, shall be treated as employment with the Employer. However, this provision shall not affect (i) the limitation of participation in the Plan to Employees of the Employer and Adopting Employers and (ii) basing Compensation only on compensation paid by an Adopting Employer.

       Section 1.63 "Sponsor" shall mean Bryan, Pendleton, Swats McAllister
       ---------------------
(otherwise known as "BPS&M"), the sponsor of this regional prototype plan.

       Section 1.64 "Spouse" shall mean the person who is legally married to a
       --------------------
Participant or, if the Participant has been credited with at least one (1) Hour of Service under the Plan on or after August 23, 1984, a former spouse of the Participant if and to the extent such former spouse is to be treated as a spouse or surviving spouse under a qualified domestic relations order described in
Section 414(p) of the Code.

       Section 1.65 "Target Annual Retirement Benefit" shall mean, for a
       ----------------------------------------------
Participant in a target benefit pension plan, an annuity commencing at his Normal Retirement Age, and payable monthly on the first day of each month thereafter during the lifetime of the Participant, in an amount equal to the benefit established in Item 8 of the Adoption Agreement, which contributions to the Plan are actuarially determined to provide if a Participant remains in Service until the annuity commencement date.

       Anything in the Plan to the contrary notwithstanding, no Participant shall be entitled, merely because of the foregoing, to receive an annuity equal to his Target Annual Retirement Benefit. The purpose of the Target Annual Retirement Benefit is solely to determine the amount of Employer contribution to be made to the Employer Account of each Participant; the actual retirement benefit for any Participant shall be that which can be provided from the amount of his Employer Account.

       Until such time as the Target Annual Retirement Benefit becomes definitely determinable, an estimated Target Annual Retirement Benefit may be used in lieu of the Target Annual Retirement Benefit for all purposes under the Plan. The estimated Target Annual Retirement Benefit shall be the amount which the Participant's Target Annual Retirement Benefit would be if such Participant's Compensation for each Plan Year subsequent to the date of the estimation, ending with the Plan Year during which the

                                     1-14

Participant would attain Normal Retirement Age, were the same as the Participant's Compensation for the Plan Year immediately preceding (or, if the. date of the estimation is the last day of a Plan Year, ending on) the date of the estimation.

       Section 1.66 "Taxable Wage Base" shall mean at any time the maximum
       -------------------------------
amount of earnings which may be considered wages at such time under Section 3121(a)(1) of the Code.

       Section 1.67 "TEFRA" shall mean the Tax Equity and Fiscal Responsibility
       -------------------
Act of 1982, as amended.

       Section 1.68 "Trust" shall mean the trust, incorporated into and forming
       -------------------
a part of the Plan, by which the Employer's contributions and contributions from Participants shall be received, held, invested and disbursed to or for the benefit of Participants and their Beneficiaries.

       Section 1.69 "Trustee" shall mean the individual, individuals, or
       ---------------------
financial institution specified in Item 3 of the Adoption Agreement.

       Section 1.70 "Trust Fund" shall mean all assets held under the Plan by
       ------------------------
the Trustee. The corpus or income of the Trust Fund shall not be diverted for purposes other than the exclusive benefit of Participants, Retired or Separated Participants and their Spouses and Beneficiaries.

       Section 1.71 "Valuation Date" shall mean the day upon which a Plan Year
       ----------------------------
ends or such other date as of which assets are valued for purposes of an interim valuation pursuant to the provisions of Section 4.09 hereof.

       Section 1.72 "Vested Account Balance" shall mean the aggregate value of
       ------------------------------------
the Participant's vested Accounts whether vested before or upon death, including the proceeds of insurance contracts, if any, on the Participant's life.

       Section 1.73 "Vesting Service" shall mean (i) the period defined in
       -----------------------------
subsection (a) hereof for Plans which count Hours of Service pursuant to Item 6 of the Adoption Agreement and (ii) the period defined in subsection (b) hereof for Plans which use the "elapsed time" method pursuant to Item 6 of the Adoption Agreement, subject to subsection (c) and the other rules which follow subsection
(c).

       (a)  Hours Counting Method. "Vesting Service" shall mean the number of
            ---------------------
            Plan Years during which an Employee has at least one thousand (1,000) Hours of Service, subject to the limitations set out in this section and in Item 17 of the Adoption Agreement.

            Subject to the limitations set out herein and in Item 11 of the Adoption Agreement, a Participant shall receive credit for a full year of Vesting Service with respect to a Plan Year which is of less than twelve (12) months duration (as described in Section 1.49) if he completes one thousand (1,000) Hours of Service during the twelve
            (12) month period which commences on the first day of such Plan
            Year.

                                     1-15

       (b)  Elapsed Time Method. "Vesting Service" shall mean a one (1) year
            -------------------
            period of Service. A "period of Service" shall mean the period commencing on the Employee's date of commencement of employment, or reemployment, as the case may be, with the Employer and ending on the first day of the subsequent Break in Service.

       (c)  Special Rules.
            -------------

            (1) For Plan Years beginning on or before December 31, 1984, however, the following periods of Service shall be disregarded in computing a Participant's period of Vesting Service under the Plan.

                  (i) Service after a Break in Service shall be disregarded with respect to determining the vesting percentage applicable to any benefit derived from contributions made by the Employer before such Break in Service.

                  (ii) If the "Rule of Parity" is to apply to the Plan pursuant to Item 17(d) of the Adoption Agreement, then Service before a Break in Service shall be disregarded if the Employee did not have a nonforfeitable right to any portion of his Employer Account at the time of the Break in Service, and if the number of consecutive Breaks in Service equals or exceeds the Employee's number of years of Vesting Service prior to such consecutive Breaks in Service. The number of years of Vesting Service prior to such consecutive Breaks in Service shall be deemed to exclude any years of Vesting Service not required to be taken into account by reason of any prior Break in Service.

            (2) For Plan Years beginning after December 31, 1984, however, the following periods of Service shall be disregarded in computing a Participant's period of Vesting Service under the Plan.

                  (i) Service after a period of five (5) or more consecutive Breaks in Service shall be disregarded with respect to determining the vesting percentage applicable to any benefit derived from contributions made by the Employer before such period.

                  (ii) If the "Rule of Parity" is to apply to the Plan pursuant to Item 17(d) of the Adoption Agreement, then Service before any period of consecutive Breaks in Service shall be disregarded if the Employee does not have a nonforfeitable right to any portion of his Accounts attributable to Employer contributions

                                     1-16
                        before such period of consecutive Breaks in Service, and if the number of consecutive Breaks in Service equals or exceeds the greater of (i) five (5) or (ii) the Employee's aggregate number of years of Vesting Service prior to such period of consecutive Breaks in Service. The number of years of Vesting Service prior to such period of consecutive Breaks in Service shall be deemed to exclude any years of Vesting Service not required to be taken into account by reason of any prior period of consecutive Breaks in Service.

                  This subsection (c)(2) shall have applicability only prospectively for Plan Years beginning after December 31, 1984, and shall not be applied in Plan Years after this date with respect to Plan Years beginning on or before this date with the result of requiring an Employer to take into account as Vesting Service any Service which was disregarded in subsection (c)(l) hereof.

       For all Plan Years, Service with a predecessor employer shall be disregarded in computing a Participant's period of Vesting Service under the Plan, unless the Employer is maintaining a tax-qualified plan of the predecessor employer and/or the predecessor employer is either listed in Item 22 of the Adoption Agreement or is designated in writing by the Employer (or the Employer otherwise elects to count Service with a predecessor employer in Item 22 of the Adoption Agreement).

       If this Plan is a continuation of a Plan which was in effect prior to ERISA, then the provisions of the pre-ERISA plan with respect to (1) non-continuous employment and (2) the measurement of periods of employment shall continue to apply to Service prior to the date ERISA first applied to the Plan if those provisions have been continuously and uniformly applied after ERISA came into effect.

       In the event a Participant becomes ineligible to participate because he is no longer a member of an eligible class of employees, or an Employee who is not a member of the eligible class of employees becomes a member of the eligible class, employment in the ineligible class shall be treated as Service for purposes of determining Vesting Service.

       Section 1.74 "Voluntary Deductible Contributions" shall mean
       ------------------------------------------------
contributions made by the Employee pursuant to Section 3.03(b) hereof.

       Section 1.75 "Voluntary Deductible Contributions Account" shall mean the
       --------------------------------------------------------
account maintained on behalf of a Participant to which shall be credited the Participant's Voluntary Deductible Contributions and the Participant's share of the Income of the Trust Fund allocable to this account.

       Section 1.76 "Year of Service" shall mean (i) the period defined in
       -----------------------------
subsection (a) hereof for Plans which count Hours of Service pursuant to Item 6 of the Adoption Agreement and (ii) the period defined in

                                     1-17
subsection (b) hereof for Plans which use the "elapsed time" method pursuant to
Item 6 of the Adoption Agreement.

            (a)  Hours Counting Method. A "Year of Service" shall mean a twelve
                 ---------------------
                 (12) consecutive month period during which an Employee completes at least one thousand (1,000) Hours of Service.

                 For purposes of determining eligibility, the initial twelve
                 (12) month period shall commence on the date the Employee first performs an Hour of Service, and each subsequent twelve (12) month period shall be the Plan Year, beginning with the last Plan Year which commences prior to the end of the initial twelve (12) month period, regardless of whether or not the Employee is entitled to be credited with one thousand (1,000) Hours of Service during the initial eligibility computation period. If a Plan Year is a Plan Year of less than the twelve
                 (12) months duration described in Section 1.49 hereof, then the Employee must be credited with one thousand (1,000) Hours of Service during the twelve (12) month period commencing on the first day of such short Plan Year to be credited with a Year of Service. If less than one (1) Year of Service is required for eligibility pursuant to Item 5 of the Adoption Agreement, an Employee shall not be required to complete any number of Hours of Service for purposes of eligibility.

                 Notwithstanding the foregoing, however, if any period of Service in excess of one (l) Year of Service is required for eligibility pursuant to Item 5 of the Adoption Agreement, then for purposes of determining eligibility the initial twelve (12) month period shall commence on the date the Employee first performs an Hour of Service, and each subsequent twelve (12) month period shall commence on the anniversary date of the date the Employee first performs an Hour of Service.

            (b)  Elapsed Time Method. A "Year of Service" shall mean a one (1)
                 -------------------
                 year "period of Service." A "period of Service" shall mean the period commencing on the Employee's date of commencement of employment, or reemployment, as the case may be, with the Employer and ending on the first day of the subsequent Break in Service. The Employee's date of commencement of employment or reemployment is the first day the Employee performs an Hour of Service.

            (c)  Accrual of Benefits. For purposes of determining the accrual of
                 -------------------
                 benefits, the twelve (12) consecutive month period shall be the twelve (12) consecutive month period beginning on the first day of the Plan Year.

                                     1-18

                                   ARTICLE 2

                      ELIGIBLE EMPLOYEES AND PARTICIPANTS

       Section 2.01 Eligibility. Each present and future Employee who is not
       ------------------------
excluded from participation under Item 4 of the Adoption Agreement shall be eligible to become a Participant as of the date on which he first meets all of the eligibility requirements set forth in Item 5(a) of the Adoption Agreement, provided he is then an Employee. However, no Employee shall be eligible to become a Participant prior to the effective date of adoption of the Plan by his Employer.

       Section 2.02 Eligibility Determination. Within sixty (60) days prior to
       --------------------------------------
the date on which an Employee shall, if he continues in Service with the Employer, satisfy the eligibility and participation requirements set forth in
Item 5 of the Adoption Agreement, the Plan Administrator shall forward to the Employee such application for participation as the Plan Administrator shall require, if any, and shall notify him of the requirements to become a Participant, if any. An Employee who does not apply for participation when he first becomes eligible may apply for participation as of any succeeding date he is eligible to begin participation. In such event, his participation shall commence as of such succeeding date. Should any question arise as to eligibility, the Plan Administrator shall, after any hearing requested by the Employee concerned, decide such question, and such determination, if made in good faith and in accordance with the terms of the Plan, shall be final.

       Notwithstanding the foregoing, in no event shall a standardized plan require any application for participation, except pursuant to Adoption Agreement #005 in cases where Elective Deferral Contributions or Employee Contributions are required for participation.

       Section 2.03 Participation. An Employee who meets the eligibility
       --------------------------
requirements of Section 2.01 shall become a Participant on the date indicated in
Item 5(b) of the Adoption Agreement provided that he is still an Employee on that date and has filed with the Plan Administrator such written application as the Plan Administrator may require for participation in the Plan, if any, in which he has agreed to abide by all the provisions thereof.

       Once an Employee has become a Participant he shall continue to be a Participant until his Service terminates or he incurs a Break in Service, dies, sustains Disability, or retires. In the event that a Participant's Service terminates or he incurs a Break in Service, dies, sustains Disability, or retires in accordance with the provisions of the Plan, he shall thereupon cease to be a Participant. If a Participant becomes a Separated Participant because of a change in his classification of employment to one (1) of the classes, if any, excluded in Item 4 of the Adoption Agreement, he shall be granted benefits, if any, in accordance with Article 8 hereof; provided, however, that employment of the Separated Participant in such an excluded class shall be deemed Service for eligibility and vesting purposes.

                                      2-1

       Section 2.04 Participation Following Reemployment or Break in Service. A
       ---------------------------------------------------------------------
former Participant whose Service has terminated, or who has incurred a Break in Service, shall become a Participant immediately upon again being credited with Service if such former Participant had a nonforfeitable right to all or a portion of his Accounts attributable to contributions made by the Employer pursuant to Section 3.01 at the time of such termination or break.

       For Plan Years beginning on or before December 31, 1984, in Plans which require an Employee to complete one thousand (1,000) Hours of Service in order to have a Year of Service for eligibility purposes, a former Participant or former Employee whose Service has terminated, or who has incurred a Break in Service, but who did not have a nonforfeitable right to any portion of his Accounts attributable to contributions made by the Employer pursuant to Section
3.01 at the time of such termination or break shall be considered a new Employee upon again being credited with Service, for eligibility purposes (his Years of Service prior to the Break in Service shall be disregarded), if the number of his consecutive Breaks in Service equals or exceeds the aggregate number of his Years of Service before such termination or break. If, in the case of a former Participant, such former Participant's Years of Service before his termination or break exceed the number of consecutive one (1) year Breaks in Service after such termination or break, then such former Participant shall be eligible to participate immediately. If, in the case of a former Employee, such former Employee had satisfied the age and service requirements of the Plan but had terminated prior to commencing participation in the Plan, then if such former Employee returns to Service after the date he would have commenced participation (if he had not terminated) but before incurring a one (1) year Break in Service, he shall be eligible to participate immediately.

       For Plan Years beginning after December 31, 1984, in Plans which require an Employee to complete one thousand (1,000) Hours of Service in order to have a Year of Service for eligibility purposes, a former Participant or former Employee whose Service has terminated, or who has incurred a Break in Service, but who did not have a nonforfeitable right to any portion of his Accounts attributable to contributions made by the Employer pursuant to Section 3.01 at the time of such break shall be considered a new Employee upon again being credited with Service, for eligibility purposes (his Years of Service prior to the Break in Service shall be disregarded), if the number of his consecutive Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of his Years of Service before such Breaks in Service. If any Years of Service are not taken into account under this paragraph, then such Years of Service shall not be taken into account in applying this paragraph to a subsequent period of Breaks in Service. If, in the case of a former Participant, such former Participant's number of consecutive Breaks in Service do not equal or exceed the greater of five (5) or the aggregate number of his Years of Service, then such former Participant shall participate immediately upon again being credited with Service. If, in the case of a former Employee, such former Employee had satisfied the age and service requirements of the Plan but had terminated prior to commencing participation in the Plan, then if such former Employee returns to Service after the date he would have commenced participation (if he had not terminated) but before incurring five (5) consecutive one (l) year

                                      2-2

Breaks in Service, he shall be eligible to participate immediately. This paragraph shall have applicability only prospectively for Plan Years beginning after December 31, 1984, and shall not be applied in Plan Years after this date with the result of requiring an Employer to take into account as Service for eligibility any Service which was not taken into account in the preceding paragraph.

       Section 2.05 Participation Following Change -in Classification. In the
       --------------------------------------------------------------
event a Participant becomes ineligible to participate because he is no longer a member of an eligible class of Employees, but he has not incurred a Break in Service, such Employee shall participate immediately upon his return to an eligible class of Employees. If such Participant incurs a Break in Service, his eligibility to participate shall be determined as a former Participant pursuant to Section 2.04 hereof.

       In the event an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such Employee then shall participate immediately if such Employee has satisfied the minimum age and Service requirements and would have previously become a Participant had he been in the eligible class. If such an Employee has not satisfied the minimum age and Service requirements when he becomes a member of the eligible class, he shall participate as provided in Section 2.03 hereof, and his employment in the ineligible class shall be treated as Service in determining his eligibility to participate.

                                      2-3

                                   ARTICLE 3

                           CONTRIBUTIONS TO THE PLAN

       Section 3.01 Employer Contributions. Each Plan Year the Employer shall
       -----------------------------------
make a contribution computed according to this Section 3.01 and Item 8 of the Adoption Agreement. Contributions made pursuant to this Section 3.01 shall be subject to the availability of sufficient Net Profits, if so required by the election in Item 8 of-the Adoption Agreement.

       Contributions made pursuant to this Section 3.01 may be made in cash or in other property acceptable to the Trustee; provided, however that Elective Deferral Contributions shall only be made in cash.

       Contributions made to the Plan by the Employer shall be made on the condition that the contributions are deductible under Code Section 404.

     The following types of Employer contributions may be elected by the Employer if available in Item 8 of the Adoption Agreement:

       (a)  Elective Deferral Contributions. If the Plan allows Elective
            -------------------------------
            Deferral Contributions, the Employer shall contribute, on behalf of each Participant, the amount, if any, elected by the Participant in lieu of cash compensation as an Elective Deferral Contribution, pursuant to an elective deferral agreement. Such Elective Deferral Contributions shall be considered to be Employer contributions under the Plan and shall be nonforfeitable when made.

            A Participant shall make an election, or may change an election, by entering into an elective deferral agreement with his Employer during the time periods described in Item 8(a) of the Adoption Agreement. An elective deferral agreement shall remain in effect until modified or terminated.

            A Participant, by written notice filed with the Employer at least thirty (30) days in advance of the effective date of such notice (or within such shorter notice period as may be acceptable to the Employer) may elect to prospectively revoke such elective deferral agreement. Such revocation shall become effective with the first pay period beginning coincident with or next following the expiration of the notice period and shall not have retroactive effect. In the event of such revocation, a Participant may again enter into an elective deferral agreement with his Employer on the date indicated in Item 8(a)(4) of the Adoption Agreement which follows such revocation.

                                      3-1

            The amount a Participant may elect to have made on his behalf as an Elective Deferral Contribution shall be in accordance with Item 8(a) of the Adoption Agreement, subject to the limitations of Sections
            3.04 and 3.05 hereof.

            The Plan Administrator may establish additional procedures for the renewal, amendment, termination, or revocation of elective deferral agreements which shall be uniform and nondiscriminatory. However, the requirement of uniformity (but not nondiscrimination) may be suspended, and such differences in procedure (provided such differences are merely procedural) may be permitted between Highly Compensated Employees and Non-highly Compensated Employees as are necessary, proper or convenient in order to bring the Plan into compliance with the nondiscrimination requirements of Section 3.05 hereof and thereby preserve, or assure the preservation of, the qualified status of the Plan.

            If the Plan Administrator shall determine that the Elective Deferral Contributions would exceed the limitations of Section 3.04 hereof, the Plan Administrator shall, before the end of the Plan Year following the Plan Year during which such excess deferrals occur, distribute the amount of such excess (and income allocable thereto) to the Participant on whose behalf the contribution was made.

       (b)  Matching Contributions. The Employer shall contribute a Matching
            ----------------------
            Contribution based on a Participant's Elective Deferral Contributions and/or Employee Contributions according to Item 8(b) of the Adoption Agreement; provide however, that the Employer shall not contribute amounts which (i) would, if allocated to the Matching Accounts of Highly Compensated Employees pursuant to Section 4.01(b), create Excess Aggregate Contributions (as defined in
            Section 3.06) or (ii) are attributable to contributions which pursuant to Sections 3.04, 3.05(c) or 3.06(d) are to be distributed to Employees.

            Any Employer which adopts any Adoption Agreement hereunder other than Adoption Agreements #002 or #005, will no longer be allowed to make Matching Contributions for periods following the date such Adoption Agreement is adopted by the Employer. Matching Contributions for Plan Years beginning after December 31, 1986, together with any Employee Contributions, will be limited so as to meet the nondiscrimination test of Section 401(m) of the Code.

       (c)  Employer Contributions.
            ----------------------

            (1) If the Plan is a profit sharing plan, then each Plan Year the Employer shall make an Employer Contribution

                                      3-2
                 computed according to Item 8 of the Adoption Agreement.

            (2) If the plan is a money purchase pension plan or a target benefit pension plan, then each Plan Year the Employer shall make an Employer Contribution computed according to Item 8 of the Adoption Agreement on behalf of Participants who completed the required amount of Service during such Plan Year and who are still in Service on the Valuation Date. Participants who complete the required amount of Service during a Plan Year, but who are no longer in Service on the Valuation Date at the end of the Plan Year, shall be included in, or excluded from, the computation for such Plan Year as.specified in Item 12 of the Adoption Agreement. Participants who die, become disabled or retire during the Plan Year shall be included in or excluded from the computation for such Plan Years according to the election made by the Employer in Item 12 of the Adoption Agreement.

                 (i)   Required Service - Hours Counting Method. For purposes of
                       ----------------------------------------
                       non-standardized plans and, for Plan Years commencing prior to January l, 1990, standardized plans, if the Plan counts Hours of Service pursuant to Item 6 of the Adoption Agreement then the Participant shall be required to complete at least one thousand (1000) Hours of Service during the Plan Year in order to have an Employer Contribution made on his behalf. However, in the event that a Plan Year is of less than twelve (12) months' duration (as described in the second sentence of Section 1.49), then the requirement for completion of one thousand (1000) Hours of Service shall be reduced pro rata, based on the length of such Plan Year.

                       For purposes of standardized plans for Plan Years commencing after December 31, 1989, if the Plan counts Hours of Service pursuant to Item 6 of the Adoption Agreement then the Participant shall be required to complete at least one (l) Hour of Service during the Plan Year in order to have an Employer Contribution made on his behalf.

                 (ii)  Required Service - Elapsed Time Method. If the Plan uses
                       --------------------------------------
                       the "elapsed time" method pursuant to Item 6 of the Adoption Agreement, then the Participant shall be required to perform an Hour of Service during the Plan Year in order to have an Employer Contribution made on his behalf.

                                      3-3

                       For purposes of this Section 3.01, Employer Contributions shall be calculated as if the Plan were not Top Heavy. In the event that the Plan is a Top Heavy Plan in a Plan Year, additional Employer Contributions may be required pursuant to the provisions of Section 13.03.

            (d)  Qualified Non-elective Contributions. The Employer shall
                 ------------------------------------
                 contribute a Qualified Non-elective Contribution computed according to Item 8(c) of the Adoption Agreement. Qualified Non-elective Contributions must be contributions that Participants may not elect to receive in cash until distributed from the Plan, that are nonforfeitable when made, and that are distributable only in accordance with the distribution provisions that are applicable to Elective Deferrals and Qualified Matching Contributions.

            (e)  Qualified Matching Contributions. The Employer shall contribute
                 --------------------------------
                 a Qualified Matching Contribution based on a Non-Highly Compensated Employee's Elective Deferral Contributions if so elected in Item 8(d) of the Adoption Agreement. Qualified Matching Contributions shall be subject to the distribution and nonforfeitability requirements under Code Section 401(k) when made.

            Notwithstanding the foregoing, if the Plan is a non-standardized plan, then a Self-Employed Individual, an Owner-Employee or an Employee who is an officer, shareholder or highly compensated individual may elect, except as may otherwise be provided in this paragraph, not to participate in the Plan in a Plan Year or, at his election, may direct the Employer not to contribute on his behalf for a Plan Year, or to contribute for a Plan Year a lesser portion than that to be contributed on behalf of other Participants for the Plan Year according to the contribution and allocation formulas of the Plan. However, as to contributions made to a plan maintained by a partnership with respect to Plan Years beginning after December 31, 1988, an arrangement shall not be allowed (other than a one-time irrevocable election as described below) which directly or indirectly permits individual partners to vary the amount of contributions made on their behalf on a year-to-year basis, to the extent such an arrangement is prohibited by regulations. A one-time irrevocable election made by an Employee to have the Employer contribute a specified amount or percentage of Compensation to the Plan for the duration of the Employee's employment with the Employer shall be allowed if the election is made upon commencement of employment or upon the Employee's first becoming eligible under any Plan of the Employer. In addition, any individual's one-time irrevocable election to participate or not to participate in the Plan, if only partners participate, shall be allowed if such election is made on or before the later of the first day of the first Plan Year beginning after December 31, 1988, or March 31, 1989, without regard to whether the election is made upon commencement of employment or upon the

                                      3-4

       Employee's first becoming eligible under any Plan of the Employer. Such an election shall be in writing and shall be made in such form, and at such time, as the Employer may require.

       Section 3.02 Time of Payment. Except as may be otherwise provided in this
       ----------------------------
Section 3.02, contributions by the Employer with respect to any Plan Year shall be made within the time provided by the Code for deduction of such contributions. However, if the Plan is a money purchase pension plan or a target benefit pension plan, then contributions by the Employer with respect to any Plan Year may be made within the time provided by the Code or regulations thereunder for compliance with minimum funding requirements, if later. In addition, Elective Deferral Contributions shall be paid to the Trustee as soon as practicable, but no later than the earlier of (i) the last day of the twelve
(12) month period immediately following the Plan Year to which the contribution relates or (ii) the date required by U.S. Department of Labor regulations concerning the contribution to a trust of Elective Deferral Contributions that are plan assets.

       Section 3.03 Participant Contributions. Participant contributions may be
       --------------------------------------
allowed on a voluntary basis, if elected in Item 9 of Adoption Agreement.

       A separate account shall be established and maintained for each type of Participant contribution. Contributions by a Participant shall be remitted to the Trustee, and shall be credited to the account established therefor and, together with all Income allocable to such account, shall vest immediately. Participant contributions shall be permitted, unless otherwise restricted herein or by law, at such time or times, and in such form and manner, as may be uniformly and nondiscriminatorily established by the Plan Administrator.

       (a)  Employee Contributions. If the Plan allows Employee Contributions,
            ----------------------
            the Employer shall contribute to the Employee Account on behalf of each Participant the amount, if any, elected by the Participant as an Employee Contribution. Employee Contributions shall be made on a non-deductible basis and shall not be subject to any restrictions imposed by Code Sections 72(o) and 219.

            The contribution to be made as a result of such deduction from Compensation shall be paid to the Trustee as soon as practicable, but no later than the date required by U.S. Department of Labor regulations concerning the contribution to a trust of Employee Contributions that are plan assets. Such Employee Contributions shall be nonforfeitable when made.

            If pursuant to Item 9 of the Adoption Agreement Employee Contributions are made pursuant to payroll deduction agreements, a Participant shall make an election, or may change an election, by entering into a payroll deduction agreement with his Employer during the time periods

                                      3-5
            described in Item 9 of the Adoption Agreement. A payroll deduction agreement shall remain in effect until modified or terminated.

            A Participant, by written notice filed with the Employer at least thirty (30) days in advance of the effective date of such notice (or within such shorter notice period as may be acceptable to the Employer) may elect to prospectively revoke such payroll deduction agreement. Such revocation shall become effective with the first pay period beginning coincident with or next following the expiration of the notice period and shall not have retroactive effect. In the event of such revocation, a Participant may again enter into a payroll deduction agreement with his Employer at such time as a new Participant may make an initial election pursuant to Item 9 of the Adoption Agreement.

            The Plan Administrator may establish additional procedures for the renewal, amendment, termination, or revocation of payroll deduction agreements and other types of Employee Contribution elections which shall be uniform and nondiscriminatory. However, the requirement of uniformity (but not nondiscrimination) may be suspended, and such differences in procedure (provided such differences are merely procedural) may be permitted between Highly Compensated Employees and Non-highly Compensated Employees as are necessary, proper and convenient in order to bring the Plan into compliance with the nondiscrimination requirements of Section 3.06 hereof and thereby preserve, or assure the preservation of, the qualified status of the Plan.

            Any Employer which adopts any Adoption Agreement hereunder other than Adoption Agreements #002 and #005, will no longer be allowed to accept Employee Contributions for Plan Years beginning after the Plan Year in which such Adoption Agreement is adopted by the Employer. Employee Contributions for Plan Years beginning after December 31, 1986, together with any Matching Contributions, will be limited so as to meet the nondiscrimination test of Section 401(m) of the Code.

       (b)  Voluntary Deductible Contributions. The Plan Administrator will not
            ----------------------------------
            accept Voluntary Deductible Contributions which are made for taxable years beginning after December 31, 1986. Voluntary Deductible Contributions made prior to that date will be maintained in the Voluntary Deductible Contributions Account which will be nonforfeitable at all times. That account will share in the Income of the Trust in the same manner as described in Section 4.03 of the Plan. No part of the Voluntary Deductible Contributions Account will be used to purchase life insurance. Subject to Section 6.03, Qualified Joint and Survivor Annuity requirements (if applicable), the Participant may withdraw

                                      3-6
            any part of the Voluntary Deductible Contribution Account by making a written application to the Plan Administrator.

       (c)  Rollovers. Rollover Contributions by a Participant to the Plan;
            ---------
            including rollovers of accumulated deductible employee contributions as defined in Section 72(o)(5) of the Code, distributed pursuant to Sections 402(a)(5), 402(a)(7) and 403(a)(4) of the Code from other pension,profit sharing or stock bonus plans qualified under Section 401(a) of the Code or pursuant to Section 408(d)(3) of the Code from Individual Retirement Accounts which have been established as conduits for such other plan distributions, if allowed by Item 9(b) of the Adoption Agreement, shall be allowed in cash or other property acceptable to the Trustee; provided, however, that no portion of any such Rollover Contribution may be attributable to nondeductible employee contributions. Rollover Contributions shall be made to the Rollover Account. Amounts in a Participant's Rollover Account may be withdrawn at any time as a lump sum, or may be combined with other benefits due under the Plan and paid in any form which may be allowed for the payment of such other benefits.

            Such rollovers shall be considered neither in determining the maximum addition which may be made to the Participant's Accounts under Section 4.07 hereof nor as contributions by the Employer under Sections 3.01 or 13.03 hereof.

       Section 3.04 Limit on Elective Deferrals. No Participant shall be
       ----------------------------------------
permitted to have "Elective Deferrals" made under this Plan, or any other qualified plan maintained by the Employer, during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect at the beginning of such taxable year. For purposes of this Section 3.04, "Elective Deferrals" shall include any employer contributions made to the plan at the election of the Participant, in lieu of cash compensation, and shall include contributions made pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a Participant's Elective Deferral is the sum of all employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred arrangement as described in Code Section 401(k), any simplified employee pension cash or deferred arrangement as described in Code Section 402(h)(1)(B), any eligible deferred compensation plan under Code Section 457, any plan as described under Code Section 501(c)(18), and any employer contributions made on the behalf of a Participant for the purchase of an annuity contract under Code
Section 403(b) pursuant to a salary reduction agreement.

       A Participant may assign to this Plan any "Excess Elective Deferrals" made during a taxable year of the Participant by notifying the Plan Administrator on or before the date specified in Item 8(a) of the Adoption Agreement of the amount of the Excess Elective Deferrals to be assigned to the Plan.

                                      3-7

     Notwithstanding any other provision of the Plan, Excess Elective Deferrals, plus any Income allocable thereto, shall be distributed no later than April 15 to any Participant to whose account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year.

     "Excess Elective Deferrals" shall mean those Elective Deferrals that are includible in a Participant's gross income under Section 402(g) of the Code to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals shall be treated as Annual Additions, as defined in Section 4.07, under the Plan.

     Excess Elective Deferrals shall be adjusted for any Income up to the date of distribution. The Income allocable to Excess Elective Deferrals is the sum of: (i) Income allocable to the Participant's Elective Deferral Account for the taxable year multiplied by a fraction, the numerator of which is such Participant's Excess Elective Deferrals for the year and the denominator of which is the Participant's account balance attributable to Elective Deferrals without regard to any Income occurring during such taxable year; and (ii) ten percent (10%) of the amount determined under (i) multiplied by the number of whole calendar months between the end of the Participant's taxable year and the date of distribution, counting the month of distribution if distribution occurs after the fifteenth (15th) of such month.

     Section 3.05 Special Discrimination Requirements for Elective Deferral
     ----------------------------------------------------------------------
Contributions (including Qualified Non-elective Contributions and Qualified
---------------------------------------------------------------------------
Matching Contributions).
-----------------------

     (a)  Average Deferral Percentage Test. The Average Deferral Percentage
          --------------------------------
          (hereinafter "ADP") for eligible Employees who are Highly Compensated Employees for each Plan Year and the ADP for eligible Employees who are Non-highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

          (1) The ADP for eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for eligible Employees who are Nonhighly Compensated Employees for the same Plan Year multiplied by one and twenty-five hundredths (1.25); or

          (2) The ADP for eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for eligible Employees who are Non-highly Compensated Employees for the same Plan Year multiplied by two (2), provided that the ADP for eligible Employees who are Highly Compensated Employees does not exceed the ADP for eligible Employees who are Non-highly Compensated Employees more than two (2) percentage points.


                                      3-8

               "Average Deferral Percentage" shall mean, for a specified group of eligible Employees for a Plan year, the average of the ratios (calculated separately for each eligible Employee in such group) of (i) the amount of Employer contributions actually paid over to the trust on behalf of such eligible Employee for the Plan Year to (ii) the eligible Employee's Compensation for such Plan Year (whether or not the Employee was a Participant for the entire Plan Year). Notwithstanding the preceding sentence, for Plan Years commencing prior to the later of January l, 1992 and the date that is sixty (60) days after the publication of final regulations the Compensation used in determining, the Average Deferral Percentage shall be limited to Compensation received by the Employee for the period in which he is a Participant, if this method is elected by the Employer in Item 7 of the Adoption Agreement. Employer contributions on behalf of any eligible Employee shall include: (1) any Elective Deferral Contributions made pursuant to the eligible Employee's deferral election, including Excess Elective Deferrals, but excluding Elective Deferral Contributions that are taken into account in the Contribution Percentage test under Section 3.06 (provided the ADP test is satisfied both with and without exclusion of these Elective Deferral Contributions); and (2) Qualified Non-elective Contributions and Qualified Matching Contributions. For purposes of computing Average Deferral Percentages, a person shall be treated as an eligible Employee on whose behalf no Elective Deferral Contributions are made if he would be a Participant, but for the failure to make Elective Deferral Contributions.

          (b)  Special Rules.
               -------------

               (1) The ADP for any eligible Employee who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferral Contributions (and Qualified Non-elective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) allocated to his Accounts under two (2) or more arrangements described in Section 401(k) of the Code, that are maintained by the Employer, shall be determined as if such Elective Deferral Contributions (and, if applicable, such Qualified Non-elective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two (2) or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.


                                      3-9

               (2) In the event that this Plan satisfies the requirements of Sections 401(k), 401(a)(4), or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this section-shall be applied by determining the ADP of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(k) of the Code only if they have the same Plan Year.

               (3) For purposes of determining the ADP of an eligible Employee who is a five percent (5%) owner or one of the ten (10) most highly-paid Highly Compensated Employees, the Elective Deferral Contributions (and Qualified Non-elective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferral Contributions for purposes of the ADP test) and Compensation of such eligible Employee shall include the Elective Deferral Contributions (and, if applicable, Qualified Non-elective Contributions and Qualified Matching Contributions, or both) and Compensation for the Plan Year of family members (as defined in section 414(q)(6) of the Code). Family members, with respect to such Highly Compensated Employees, shall be disregarded as separate Employees in determining the ADP both for eligible Employees who are Non-highly Compensated Employees and for eligible Employees who are Highly Compensated Employees.

               (4) For purposes of determining the ADP test, Elective Deferral Contributions, Qualified Non-elective Contributions and Qualified Matching Contributions must be made before the last day of the twelve (12)-month period immediately following the Plan Year to which contributions relate.

               (5) The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP test and the amount of Qualified Non-elective Contributions or Qualified Matching Contributions, or both, used in such test.

               (6) The determination and treatment of the ADP amounts of any eligible Employee shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

     (c)  Distribution of Excess Contributions. Notwithstanding any other
          ------------------------------------
          provision of this Plan, Excess Contributions, plus any Income allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to


                                     3-10
          whose accounts such Excess Contributions were allocated for the preceding Plan Year. If such excess amounts are distributed more than two and one-half (2-1/2) months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the Employer maintaining the Plan with respect to such amounts. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such employees. Excess Contributions shall be allocated to Participants who are subject to the family member aggregation rules of Section 414(q)(6) of the Code in the manner prescribed by the regulations.

          "Excess Contributions" shall mean, with respect to any Plan Year, the excess of:

          (1) The aggregate amount of Employer contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over

          (2) The maximum amount of such contributions permitted by the ADP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the ADPs, beginning with the highest of such percentages).

          Excess Contributions shall be treated as Annual Additions, as defined in Section 4.07, under the Plan.

     (d)  Determination of Income. Excess Contributions shall be adjusted for
          -----------------------
          any Income up to the date of distribution. The Income allocable to Excess Contributions is the sum of:

          (1) Income allocable to the Participant's Elective Deferral Account (and, if applicable, the Qualified Non-elective Account or the Qualified Matching Account or both) for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the year and the denominator of which is the Participant's account balance attributable to Elective Deferral Contributions (and Qualified Non-elective Contributions or Qualified Matching Contributions, or both, if any of such contributions are included in the ADP test) without regard to any Income occurring during such Plan Year; and

          (2) ten (10) percent of the amount determined under (l) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the fifteenth (15th) of such month.


                                     3-11

     (e)  Accounting for Excess Contributions. Excess Contributions shall be
          --------------------------- -------
          distributed from the Participant's Elective Deferral Account and Qualified Matching Account (if applicable) in proportion to the Participant's Elective Deferral Contributions and Qualified Matching Contributions (to the extent used in the ADP test) for the Plan Year. Excess Contributions shall be distributed from the Participant's Qualified Non-elective Account only to the extent that such Excess Contributions exceed the balance in the Participant's Elective Deferral Account and Qualified Matching Account.

       Section 3.06 Special Discrimination Requirements for Employee
       -------------------------------------------------------------
Contributions and Matching Contributions (including Qualified Non-elective
--------------------------------------------------------------------------
Contributions and Qualified Matching Contributions used in the ACP test).
------------------------------------------------------------------------

     (a)  Average Contribution Percentage Test. The Average Contribution
          ------------------------------------
          Percentage (hereinafter "ACP") for eligible Employees who are Highly Compensated Employees for each Plan Year and the ACP for eligible Employees who are Nonhighly Compensated Employees for the same Plan Year must satisfy one of the following tests:

          (1) The ACP for eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for eligible Employees who are Nonhighly Compensated Employees for the same Plan Year multiplied by one and twenty-five hundredths (1.25); or

          (2) The ACP for eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for eligible Employees who are Nonhighly Compensated Employees for the same Plan Year multiplied by two (2), provided that the ACP for eligible Employees who are Highly Compensated Employees does not exceed the ACP for eligible Employees who are Non-highly Compensated Employees by more than two (2) percentage points.

     (b)  Special Rules.
          -------------

          (1) Multiple Use: If one or more Highly Compensated Employees participate in both a cash or deferred arrangement and a Plan subject to the ACP test maintained by the Employer and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the ACP of those Highly Compensated Employees who also participate in a cash or deferred arrangement will be reduced (beginning with such Highly Compensated Employee whose ACP is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amounts


                                     3-12
               is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests. Multiple use does not occur if each of the ADP and ACP of the Highly Compensated Employees do not exceed 1.25 multiplied by the ADP and ACP, respectively, of the Non-highly Compensated Employees.

          (2) For purposes of this section, the Contribution Percentage for any eligible Employee who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his account under two (2) or more plans described in Section 401(a) of the Code, or arrangements described in Section 401(k) of the Code that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two (2) or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

          (3) In the event that this Plan satisfies the requirements of Sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this section shall be applied by determining the Contribution Percentage of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy
               Section 401(m) of the Code only if they have the same Plan Year.

          (4) For purposes of determining the Contribution Percentage of an eligible Employee who is a five percent (5%) owner or one of the ten (10) most highly paid Highly Compensated Employees, the Contribution Percentage Amounts and Compensation of such eligible Employee shall include the Contribution Percentage Amounts and Compensation for the Plan Year of family members (as defined in Section 414(q)(6) of the Code). Family members, with respect to Highly Compensated Employees, shall be disregarded as separate employees in determining the Contribution Percentage both for eligible Employees who are Non-highly Compensated Employees and for eligible Employees who are Highly Compensated Employees.

          (5) For purposes of the ACP test, Employee Contributions are considered to have been made in the Plan Year in


                                     3-13
               which contributed to the Trust. Payment by the Employee to an agent of the Plan shall be treated as a contribution to the Trust at the time of payment to the agent if the funds so paid are transmitted to the Trust within a reasonable period after the payment to the agent. Matching Contributions, Qualified Matching Contributions and Qualified Non-elective Contributions will be considered made for a Plan Year if made no later than the end of the twelve (12)-month period beginning on the day after the close of the Plan Year and designated for such Plan Year.

          (6) The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Qualified Non-elective Contributions or Qualified Matching Contributions, or both, used in such test.

          (7) The determination and treatment of the Contribution Percentage of any eligible Employee shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

     (c)   Definitions.
           -----------

          (1) "Aggregate Limit" shall mean the sum of (i) one hundred twenty-five percent (125%) of the greater of the ADP of the Non-highly Compensated Employees for the Plan Year or the ACP of Non-highly Compensated Employees under the Plan subject to Code Section 401(m) for the Plan Year beginning with or within the Plan Year and (ii) the lesser of two hundred percent (200%) or two (2) plus the lesser of such ADP or ACP. Notwithstanding the foregoing, the determination of the aggregate limit shall be subject to such further rules and regulations as may be prescribed by the Secretary of the Treasury.

          (2) "Average Contribution Percentage" shall mean the average of the Contribution Percentages of the eligible Employees in a group.

          (3) "Contribution Percentage" shall mean the ratio (expressed as a percentage) of the eligible Employee's Contribution Percentage Amounts to the eligible Employee's Compensation for the Plan Year (whether or not the Employee was a Participant for the entire Plan Year).

               Notwithstanding the preceding sentence, for Plan Years commencing prior to the later of January 1, 1992 and the date that is sixty
               (60) days after the publication of final regulations, the Compensation used in determining the Contribution Percentage shall be


                                     3-14
               limited to Compensation received by the Employee for the period in which he is a Participant, if so elected by the Employer in
               Item 7 of the Adoption Agreement.

          (4) "Contribution Percentage Amounts" shall mean the sum of the Employee Contributions, Matching Contributions, and Qualified Matching Contributions (to the extent not taken into account for purposes of the ADP test) made under the Plan on behalf of the Participant for the Plan Year. Such Contribution Percentage Amounts shall include Forfeitures of Excess Aggregate Contributions or Matching Contributions allocated to the Participant's account which shall be taken into account in the year in which such Forfeiture is allocated. The Employer may include Qualified Nonelective Contributions in the Contribution Percentage Amounts, subject to such requirements as may be prescribed by the Secretary of the Treasury. The Employer also may use Elective Deferral Contributions in the Contribution Percentage Amounts so long as the ADP test is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferral Contributions that are used to meet the ACP test, subject to such requirements as may be prescribed by the Secretary of the Treasury.

          (5) "Eligible Employee" shall mean any Employee who is eligible to make an Employee Contribution, or an Elective Deferral Contribution (if the Employer takes such contributions into account in the calculation of the Contribution Percentage), or to receive a Matching Contribution (including Forfeitures) or a Qualified Matching Contribution. If an Employee Contribution is required as a condition of participation in the Plan, any Employee who would be a Participant in the Plan if such Employee made such a contribution shall be treated as an eligible Employee on behalf of whom no Employee Contributions are made.

          (6) "Matching Contribution" for purposes of this section shall mean an employer contribution made to this or any other defined contribution plan on behalf of a Participant on account of an employee contribution made by such Participant, or on account of a participant's Elective Deferral, under a plan maintained by the Employer.

     (d)  Distribution of Excess Aggregate Contributions. Notwithstanding any
          ----------------------------------------------
          other provision of this Plan, Excess Aggregate Contributions, plus any Income allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Aggregate

                                     3-15

          Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions shall be allocated to Participants who are subject to the family member aggregation rules of section 414(q)(6) of the Code in the manner prescribed by the regulations. If such Excess Aggregate Contributions are distributed more than two and one-half (2-l/2) months after the last day of the Plan Year in which such excess amounts arose, a ten percent (10%) excise tax will be imposed on the Employer maintaining the Plan with respect to those amounts. Excess Aggregate Contributions shall be treated as Annual Additions, as defined in Section 4.07, under the Plan.

          "Excess Aggregate Contributions" shall mean, with respect to any Plan Year, the excess of:

          (l) The aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

          (2) The maximum Contribution Percentage Amounts permitted by the ACP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

          Such determination shall be made after first determining Excess Elective Deferrals pursuant to Section 3.04 and then determining Excess Contributions pursuant to Section 3.05.

     (e)  Determination of Income. Excess Aggregate Contributions shall be
          -----------------------
          adjusted for any Income up to the date of distribution. The Income allocable to Excess Aggregate Contributions is the sum of: (i) Income allocable to the Participant's Employee Contribution Account, Matching Contribution Account (if any, and if all amounts therein are not used in the ADP test) and, if applicable, Qualified Non-elective Contribution Account and Elective Deferral Account for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the year and the denominator of which is the Participant's account balance(s) attributable to Contribution Percentage Amounts without regard to any Income occurring during such Plan Year; and (ii) ten percent (10%) of the amount determined under (i) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the fifteenth (15th) of such month.

     (f)  Forfeitures of Excess Aggregate Contributions. Forfeitures of Excess
          ---------------------------------------------
          Aggregate Contributions will be applied to reduce Matching Contributions.


                                     3-16

     (g)  Accounting for Excess Aggregate Contributions. Excess Aggregate
          ---------------------------------------------
          Contributions shall be forfeited, if forfeitable, or distributed on a pro-rata basis from the Participant's Employee Account, Matching Account, and Qualified Matching Account (and, if applicable, the Participant's Qualified Non-elective Account or Elective Deferral Account, or both).

     Section 3.07 Responsibility of Trustee. The Trustee shall have no
     --------------------------------------
responsibility for determining whether any Participant or Employer contribution has been validly authorized or is in an amount permitted by this article nor whether any Employer contribution is paid within the time permitted for its deduction as an expense for such Employer.

     Section 3.08 Contributions to Target Benefit Plans. If the Plan is a
     --------------------------------------------------
target benefit pension plan, then the provisions set out in this section shall apply in addition to the provisions set out in Section 3.01 above.

     The Employer's Contribution for each Plan Year with respect to a Participant for whom a contribution is required shall be that amount which, if paid on the date as of which the calculation is made and on the anniversary of such date commencing prior to the Participant's attainment of his Normal Retirement Age, and if invested at the pre-retirement interest rate specified in
Item 8 of the Adoption Agreement until the end of the Plan Year during which the Participant attains his Normal Retirement Age, and if added to the accumulated value (as of the date of the calculation) of contributions assumed to have been made with respect to prior Plan Years and similarly invested, would purchase the Target Annual Retirement Benefit, where the value of the Target Annual Retirement Benefit as of the end of the Plan Year during which the Participant attains his Normal Retirement Age is based on the mortality table and the post-retirement interest rate specified in Item 8 of the Adoption Agreement.

     For purposes of determining Employer Contributions under this Section 3.08 for Plan Years commencing prior to the Plan Year in which the Participant attains Normal Retirement Age, a contribution in the year in which the Participant attains Normal Retirement Age will be assumed or not assumed based on the provisions of Item 12 of the Adoption Agreement, the presumption that the Participant will terminate employment on his Normal Retirement Date, and the presumption of a forty (40) hour work week.

     In the event that a change in the Compensation of a Participant or in the actuarial assumptions used in the Plan causes the Participant's Target Annual Retirement Benefit to differ from that in the last preceding Plan Year, the increase or decrease in the Employer's Contribution on behalf of such Participant shall be the amount which, if contributed on the date as of which the calculation is made and on each anniversary of such date until the end of the Plan Year during which the Participant attains his Normal Retirement Age, would accumulate to the value (computed as described in the immediately preceding paragraph) of the increase or decrease in the Target Annual Retirement Benefit. If a former Participant reenters the Plan following a Break in Service, the Employer shall


                                     3-17
annually contribute an Employer Contribution on behalf of such Participant an amount which equals (i) the amount it was contributing on behalf of such Participant prior to the Break in Service, plus (ii) the amount attributable to changes in the Target Annual Retirement Benefit due to changes in Compensation and actuarial assumptions used in the Plan following such Break in Service.

     Employer Contributions shall be determined under the individual level premium funding method using the following factor tables unless a mortality table other than the UP-1984 Mortality Table is elected in Item 8 of the Adoption Agreement, in which case the "Assumed Price of One Dollar ($1.00) of Monthly Benefit" shall be based on the mortality table elected:

                  ACCUMULATION OF ONE DOLLAR ($1.00) PER YEAR

                                              Pre-Retirement Interest Rate
 Number                                       -------------------------------
of Years                                       5%           5 1/2%      6%
--------                                      ------        -------   -------
      1                                        1.050          1.055     1.060
      2                                        2.153          2.168     2.184
      3                                        3.310          3.342     3.375
      4                                        4.526          4.581     4.637
      5                                        5.802          5.888     5.975
      6                                        7.142          7.267     7.394
      7                                        8.549          8.722     8.897
      8                                       10.027         10.256    10.491
      9                                       11.578         11.875    12.181
     10                                       13.207         13.583    13.972
     11                                       14.917         15.386    15.870
     12                                       16.713         17.287    17.882
     13                                       18.599         19.293    20.015
     14                                       20.579         21.409    22.276
     15                                       22.657         23.641    24.673
     16                                       24.840         25.996    27.213
     17                                       27.132         28.481    29.906
     18                                       29.539         31.103    32.760
     19                                       32.066         33.868    35.786
     20                                       34.719         36.786    38.993
     21                                       37.505         39.864    42.392
     22                                       40.430         43.112    45.996
     23                                       43.502         46.538    49.816
     24                                       46.727         50.153    53.865
     25                                       50.113         53.966    58.156
     26                                       53.669         57.989    62.706
     27                                       57.403         62.234    67.528
     28                                       61.323         66.711    72.640
     29                                       65.439         71.435    78.058
     30                                       69.761         76.419    83.802
     31                                       74.299         81.677    89.890
     32                                       79.064         87.225    96.343
     33                                       84.067         93.077   103.184
     34                                       89.320         99.251   110.435
     35                                       94.836        105.765   118.121

                                     3-18

     36                                      100.628        112.637   126.268
     37                                      106.710        119.887   134.904
     38                                      113.095        127.536   144.058
     39                                      119.800        135.606   153.762
     40                                      126.840        144.119   164.048
     41                                      134.232        153.100   174.951
     42                                      141.993        162.576   186.508
     43                                      150.143        172.573   198.758
     44                                      158.700        183.119   211.744
     45                                      167.685        194.246   225.508
     46                                      177.119        205.984   240.099
     47                                      187.025        218.368   255.565
     48                                      197.427        231.434   271.958
     49                                      208.348        245.217   289.336
     50                                      219.815        259.759   307.756
     51                                      231.856        275.101   327.281
     52                                      244.499        291.287   347.978
     53                                      257.774        308.363   369.917
     54                                      271.713        326.377   393.172
     55                                      286.348        345.383   417.822
     56                                      301.716        365.434   443.952
     57                                      317.851        386.588   471.649
     58                                      334.794        408.906   501.008
     59                                      352.584        432.450   532.128
     60                                      371.263        457.290   565.116


                                     3-19

            ASSUMED PRICE OF ONE DOLLAR ($1.00) OF MONTHLY BENEFIT

        Normal
      Retirement                            Post-Retirement Interest Rate
                                           --------------------------------
         Age                                 5%           5 1/2%      6%
      ----------                           -------        -------   -------

          55                               154.431        147.407   140.927
          56                               151.244        144.407   138.291
          57                               147.997        141.554   135.592
          58                               144.696        138.540   132.833
          59                               141.347        135.475   130.021
          60                               137.948        132.354   127.150
          61                               134.503        129.183   124.227
          62                               131.020        125.970   121.256
          63                               127.509        122.721   118.246
          64                               123.979        119.448   115.207
          65                               120.436        116.156   112.143
          66                               116.895        112.858   109.066
          67                               113.363        109.567   105.990
          68                               109.853        106.279   102.912
          69                               106.334        102.982    99.818
          70                               102.800         99.661    96.694
          71                                99.254         96.323    93.547
          72                                95.704         92.972    90.381
          73                                92.155         89.616    87.203
          74                                88.627         86.271    84.030
          75                                85.129         82.949    80.871
          76                                81.673         79.659    77.738
          77                                78.272         76.416    74.642
          78                                74.939         73.233    71.599
          79                                71.657         70.091    68.589
          80                                68.433         67.000    65.624
          81                                65.281         63.973    62.714
          82                                62.214         61.022    59.874
          83                                59.228         58.144    57.099
          84                                56.312         55.330    54.382

     Notwithstanding the provisions of the first paragraph of Section 6.01 hereof, for Plan Years commencing prior to January 1, 1988 the Employer shall not make contributions on behalf of a Participant under this section after the Plan Year in which the Participant attains his Normal Retirement Age, except for contributions required under Section 13.03 hereof in Plan Years in which the Plan is a Top Heavy Plan. However, for Plan Years commencing after December 31, 1987, or such later date as the Employer may elect, the Employer shall make contributions on behalf of a Participant under this section after the Plan Year in which the Participant attains his Normal Retirement Age if so elected pursuant to Item 8 of the Adoption Agreement.


                                     3-20

          If pursuant to Item 12 of the Adoption Agreement a Participant is entitled to have an Employer Contribution made on his behalf for the Plan Year in which he terminates Service, the amount of such Employer Contribution shall be reduced on a pro-rata basis for the number of calendar months during such Plan Year beginning with the first calendar month in which the Participant terminates Service and each calendar month thereafter.


                                     3-21

                                   ARTICLE 4

              ALLOCATION OF TRUST FUNDS AND PARTICIPANTS' ACCOUNTS


     Section 4.01 Allocation of Employer Contributions. Except as may be
     -------------------------------------------------
otherwise provided herein, on each Valuation Date, other than an interim valuation date specified pursuant to Section 4.09 hereof, Employer contributions shall be allocated as specified in Items 11 and 12 of the Adoption Agreement.

     (a)  Elective Deferral Contributions. As of each Valuation Date (including
          -------------------------------
          interim valuation dates specified pursuant to Section 4.09 hereof) the Elective Deferral Contributions with respect to a Participant for the period since the preceding Valuation Date shall be credited to the Participant's Elective Deferral Account.

     (b)  Matching Contributions. As of each Valuation Date (including interim
          ----------------------
          valuation dates if elected in Item 8(b)(iii) of the Adoption Agreement), there shall be credited to the Matching Account of each eligible Participant his allocable share of the Matching Contribution as provided in Item 8(b) of the Adoption Agreement. The determination of which Participants are eligible to share in the Matching Contribution shall be in accordance with Item 8(b) of the Adoption Agreement.

     (c)  Employer Contributions.
          ----------------------

          (1) If the Plan is a profit sharing plan, then any Employer Contributions (and Forfeitures, if to be allocated in the same manner as Employer Contributions pursuant to Item 8 of the Adoption Agreement) to the Plan for the Plan Year ending on such Valuation Date shall be allocated to the Employer Account of each Participant who completed the required amount of Service during the Plan Year and who is still in Service on the Valuation Date. Participants who complete the required amount of Service during a Plan Year but who are no longer in Service on the Valuation Date at the end of the Plan Year, shall be included in or excluded from the allocation on such Valuation Date according to the election made by the Employer in Item 12 of the Adoption Agreement. Participants who die, become disabled or retire during the Plan Year shall be included in or excluded from the allocation on the Valuation Date at the end of the Plan Year according to the election made by the Employer in Item 12 of the Adoption Agreement.

               (i)  Required Service - Hours Counting Method. For purposes of
                    ----------------------------------------
                    non-standardized plans and, for

                                      4-1

                    Plan Years commencing prior to January 1, 1990, standardized plans, if the Plan counts Hours of Service pursuant to Item 6 of the Adoption Agreement then the Participant shall be required to complete at least one thousand (1000) Hours of Service during the Plan Year in order to have an Employer Contribution made on his behalf.~ However, in the event that a Plan Year is of less than twelve (12) months duration (as described in Section 1.49), then the requirement for completion of one thousand (1,000) Hours of Service shall be reduced pro rata, based on the length of such Plan Year.

                    For purposes of standardized plans for Plan Years commencing after December 31, 1989, if the Plan counts Hours of Service pursuant to Item 6 of the Adoption Agreement then the participant shall be required to complete at least one (1) Hour of Service during the Plan Year in order to have an Employer Contribution made on his behalf.

               (ii) Required Service - Elapsed Time Method. If the Plan uses the
                    --------------------------------------
                    "elapsed time" method pursuant to Item 6 of the Adoption Agreement, then the Participant shall be required to perform an Hour of Service during the Plan Year in order to have an Employer Contribution made on his behalf.

          (2) If the Plan is a money purchase pension plan or a target benefit pension plan, then any Employer Contributions (and, as to money purchase pension plans, Forfeitures, if to be allocated in the same manner as Employer Contributions pursuant to Item 8 of the Adoption Agreement) to the Plan for the Plan Year ending on such Valuation Date shall be allocated on the same basis as the computation described in the provisions of Section 3.01 and in
               Item 8 of the Adoption Agreement.

          (3) If the Plan is a profit sharing plan integrated with Social Security, then for Plan Years commencing after December 31, 1988, the allocation of Employer Contributions (and Forfeitures, if to be allocated in the same manner as Employer contributions pursuant to Item 8 of the Adoption Agreement) shall be made as follows:

               (i) First, Employer Contributions (and Forfeitures, if to be allocated) shall be allocated to each eligible Participant in the proportion which the sum of his Compensation and his

                                      4-2

                    Compensation in excess of the integration break-point selected in Item 11(b)(l) of the Adoption Agreement bears to the total sum of the Compensation and the Compensation in excess of said integration break-point, paid to all eligible Participants; provided, however, that no Employee shall receive under this stage of the allocation a higher percentage of the sum of his Compensation and his excess Compensation than the percentage specified in Item 11(b)(2) of the Adoption Agreement.

               (ii) Second, the remaining amount to be allocated shall be allocated to each eligible Participant in the proportion which his Compensation bears to the total Compensation of all eligible Participants.

               If the Plan is a profit sharing plan not integrated with Social Security, then for Plan Years commencing after December 31, 1988 the allocation of Employer contributions (and Forfeitures, if to be allocated in the same manner as Employer contributions pursuant to Item 8 of the Adoption Agreement) shall be performed as described in Item 11(a) of the Adoption Agreement.

          (4) If the Plan is a profit sharing plan or a money purchase pension plan (other than a target benefit plan) integrated with Social Security, and if an Employee's entry date for participation in the Plan is not the Anniversary Date, then the integration breakpoint with respect to the Participant's Compensation selected in the Adoption Agreement shall, if so indicated by the Employer in its Adoption Agreement, be prorated in the ratio that the length of the Participant's participation in the Plan that Plan Year bears to the length of that entire Plan Year; proration of the integration break-point shall not be made for Participants whose Service terminates during the Plan Year. If a Plan Year is of less than twelve (12) months' duration, then the integration breakpoint for the Plan Year shall be prorated in the ratio which the number of full months in the Plan Year bears to twelve (12).

     (d)  Qualified Non-elective Contributions. As of each Valuation Date, there
          ------------------------------------
          shall be credited to the Qualified Non-elective Account of each eligible Participant (as provided in Item 8(c) of the Adoption Agreement) his allocable share of the Qualified Non-elective Contributions for the Plan Year.

     (e)  Qualified Matching Contributions. As of each Valuation Date, there
          --------------------------------
          shall be credited to the Qualified Matching Account of each eligible Participant his allocable share of

                                      4-3
          the Qualified Matching Contribution as provided in Item 8(d) of the Adoption Agreement. The determination of which Participants are eligible to share in the Qualified Matching Contribution shall be in accordance with Item 8(d) of the Adoption Agreement.

     (f)  Special Sub-accounts. For Plan Years beginning before January 1, 1985,
          --------------------
          if a Participant incurs a Break in Service, or for Plan Years beginning after December 31, 1984, if a Participant incurs five (5) consecutive Breaks in Service, but later accrues benefits related to Employer Contributions or Matching Contributions, then separate bookkeeping subaccounts shall be established under the Employer Account and Matching Account, as applicable, with respect to the Participant's pre-break and post-break benefits related to Employer Contributions and Matching Contributions.

     Section 4.02 Forfeitures. If the Plan is a profit sharing plan or a money
     ------------------------
purchase pension plan, Forfeitures becoming available for allocation under the terms of Sections 5.01 and 8.03 hereof shall be reallocated or applied in the same manner as Employer Contributions described in the provisions of Section
4.01 hereof or, alternatively, shall be used to reduce Employer contributions for the Plan Year, as selected in Item 8 of the Adoption Agreement.

     If the Plan is a target benefit pension plan, Forfeitures becoming available under the terms of Section 5.01 and 8.03 shall be credited against Employer Contributions otherwise due as described in the provisions of that section concerning such pension plans. Forfeitures arising under target benefit pension plans shall only be used to reduce the contributions of the Employer which adopted this Plan, subject to Section 4.08 hereof.

     Section 4.03 Allocation of Income. On each Valuation Date (including
     ---------------------------------
interim valuation dates specified pursuant to Section 4.09 hereof), the Income to the Trust Fund during the period since the immediately preceding Valuation Date shall be computed and shall be allocated to the Accounts of all Participants on the Valuation Date. Each of such Participant's accounts shall share in this allocation of Income in the proportion that the balance in such accounts bears to the total of the balances in the accounts of all such Participants. For purposes of this section, the balance in an account shall mean:

     (a)  the value of the account as of the preceding Valuation Date,

plus (b) one-half (l/2) of the amount of Employee Contributions and Elective Deferral Contributions contributed to the account since the preceding Valuation Date (except as otherwise provided in Item 9 of the Adoption Agreement or as provided if an alternative method is selected as otherwise allowed in this Section 4.03)

                                      4-4
   minus  (c)  any withdrawals (including benefit payments, Forfeitures and payments as described in Section 4.05 hereof, including amounts used to pay insurance premiums) since the preceding Valuation Date,

but not less than zero (0). Alternatively, if approved by the Plan Administrator, Income may be allocated in any equitable, uniform and nondiscriminatory manner which is selected for the purpose of recognizing the timing of contributions, withdrawals, distributions, transfers, Participant or Employer directed investments or other temporal events affecting account value as adjustments to account balances.

     For purposes of this section only, the term "Participants" shall include Separated Participants, Retired Participants and Employees who have account balances but who would not be considered to be Participants because they made no contributions to the Plan. The accounts on which this allocation of Income is based shall not include amounts segregated pursuant to Sections 4.11 and 6.03(a) hereof or Item 9 of the Adoption Agreement, nor the value of any insurance policies held in the Trust Fund.


       Section 4.04 No Vested Rights to Assets. The fact that allocations shall
       ---------------------------------------
be made and credited to the Accounts of a Participant shall not vest in such Participant any right, title or interest in any assets of the Trust, except at the time or times and upon the terms and conditions expressly set forth in the Plan.

       Section 4.05 Payments. Each Participant's Accounts shall be charged with
       ---------------------
any payments made by the Trustee to or for the account of such Participant or any Beneficiary of such Participant.

       Section 4.06 Adjustment to Accounts. As soon as practicable after each
       -----------------------------------
Valuation Date, the value of each of the Participant's accounts shall be determined by the Plan Administrator (or its agent). Each account shall be equal to the value of such account as of the last Valuation Date,

       (a)  plus (as applicable to such account) any credit or allocation of
            ----
            contributions, any allocation of Forfeitures, any allocation of Income, and any account credits from insurance contracts, since the last Valuation Date,

       (b)  minus (as applicable to such account) any payment (including
            -----
            insurance contract premiums paid or accrued), withdrawal or Forfeiture from the account since the last Valuation Date.

       Section 4.07 Limitation on Allocations
       --------------------------------------

       (a) (1) If the Participant does not participate in, and has never participated in, another qualified plan or a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer, or an individual medical account, as defined in
                 Section 415(1)(2) of

                                      4-5
                 the Code, maintained by the Employer, which provides an Annual Addition, the amount of Annual Additions which may be credited to the Participant's Accounts for any Limitation Year shall not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed or allocated to the Participant's Accounts would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated shall be reduced so that the Annual Additions for the Limitation Year shall equal the Maximum Permissible Amount. If the Plan provides for the allocation of Forfeitures in the same manner as Employer Contributions or Matching Contributions, then the amount reflecting this reduction shall be allocated and reallocated to other Participant accounts in accordance with the Plan formula for allocating Employer contributions and Forfeitures to the extent that such allocations do not cause the Annual Additions to any such Participants' accounts to exceed the lesser of the Maximum Permissible Amount or any other limitation provided in the Plan.

            (2) Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

            (3) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year shall be determined on the basis of the Participant's actual Compensation for the Limitation Year.

            (4) If, as a result of a reasonable error in estimating the Participant's actual Compensation, the allocation of Forfeitures or other facts and circumstances allowed by regulation, there is an Excess Amount, then such excess shall be disposed of as follows:

                 (i) any Employee Contributions, to the extent they would reduce the Excess Amount, shall be returned to the Participant (the consent of the Participant or the Participant's Spouse shall not be required to make this distribution);

                 (ii) if after the application of paragraph (i) an Excess Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, then any remaining Excess Amount in the Participant's Accounts shall be used to reduce Employer contributions

                                      4-6

                      (including any allocation of Forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary;

               (iii) if after the application of paragraph (i) an Excess Amount still exists, and the Participant is not covered by the Plan at the end of a Limitation Year, then the Excess Amount shall be held unallocated in a suspense account which shall be applied to reduce future Employer contributions (including any allocation of Forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary; and

                (iv) if a suspense account is in existence at any time during a Limitation Year pursuant to this section, then it shall not participate in the allocation of the Trust's investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' accounts before any employer contributions or any employee contributions may be made to the plan for that Limitation Year. Excess amounts may not be distributed to Participants or former Participants.

      (b) (1) This subsection applies if, in addition to this Plan, the Participant is covered under another qualified defined contribution Regional Prototype Plan maintained by the Employer, a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer, or an individual medical account, as defined in Section 415(1)(2) of the Code, maintained by the Employer, which provides an Annual Addition, during any Limitation Year. The Annual Additions which may be credited to a Participant's Accounts under this Plan for any such Limitation Year shall not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's accounts under the other plans and welfare benefit funds for the same Limitation Year. If the Annual Additions with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by the Employer are less than the Maximum Permissible Amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, then the amount contributed or allocated shall be reduced so that the Annual Additions under all such plans and funds for the Limitation Year shall equal the Maximum Permissible

                                      4-7

                Amount. If the Plan provides for the allocation of Forfeitures in the same manner as Employer Contributions or Matching Contributions, then the amount reflecting this reduction shall be allocated and reallocated to other Participant Accounts in accordance with the Plan formula for allocating Employer contributions and Forfeitures to the extent that such allocations do not cause the Annual Additions to any such Participants' Accounts to exceed the lesser of the Maximum Permissible Amount or any other limitation provided in the Plan. If the Annual Additions with respect to the Participant under other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the Maximum Permissible Amount, then no amount shall be contributed or allocated to the Participant's Accounts under this Plan for the Limitation Year.

           (2) Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant in the manner described in subsection 4.07(a)(2) hereof.

           (3) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year shall be determined on the basis of the Participant's actual Compensation for the Limitation Year.

           (4) If, pursuant to subsection 4.07(b)(3) or as a result of the allocation of Forfeitures, a Participant's Annual Additions under this Plan and such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount shall be deemed to consist of the Annual Additions last allocated; except that Annual Additions attributable to a welfare benefit fund or individual medical account shall be deemed to have been allocated first regardless of the actual allocation date.

           (5) If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan shall be the product of

                (i)  the total Excess Amount allocated as of such date, times

                (ii) the ratio of (i) the Annual Additions allocated to the
                     Participant for the Limitation Year as of such date under this Plan to (ii) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under

                                      4-8
                     this and all the other qualified Regional Prototype defined contribution plans.

           (6) Any Excess Amount attributed to this Plan shall be disposed of in the manner described in subsection 4.07(a)(4).

      (c) If the Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a Regional Prototype Plan, Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year shall be limited in accordance with subsections 4.07(b)(1) through 4.07(b)(6) as though the other plan were a Regional Prototype Plan unless the Employer provides other limitations in Item 21 of the Adoption Agreement.

       (d) If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's Defined Benefit Fraction and Defined Contribution Fraction shall not exceed one (1.0) in any Limitation Year. The Annual Additions which may be credited to the Participant's account under the Plan for any Limitation Year shall be limited in accordance with Item 21 of the Adoption Agreement.

      (e) For purposes of this section and Articles 13 and 14 hereof, together with Items 20 and 21 of the Adoption Agreement, the following terms shall be defined as follows:

           (1) "Annual Additions" shall mean the sum of the following amounts
               -----------------
           credited to a Participant's Account for the Limitation Year:

                 (i)  Employer contributions;

                (ii)  Employee Contributions; and

               (iii)  Forfeitures.

               In addition, amounts allocated after March 31, 1984, to an individual medical account, as defined in Section 415(1)(2) of the Code, which is a part of a pension or annuity plan maintained by the Employer shall be treated as Annual Additions to a qualified defined contribution plan. Furthermore, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee, as that term is defined in Section 13.02(c) hereof, and pursuant to Section 419A(d)(3) of the Code under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer

                                      4-9
               shall be treated as Annual Additions to a qualified defined contribution plan.

               For this purpose, any Excess Amount applied under subsections
               (a)(4) and (b)(6) in the Limitation Year to reduce Employer contributions shall be considered Annual Additions for such Limitation Year.

          (2)  "Compensation" shall mean compensation as defined in (i) or (ii),
               -------------
               as elected in Item 7 of the Adoption Agreement.

                (i) If Item 7(a)(1) is elected in the Adoption Agreement,
                    Compensation shall mean W-2 Earnings.

               (ii) If Item 7(a)(2) is elected, Compensation shall mean a
                    Participant's earned income, wages, salaries, and fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses, fringe benefits, reimbursements, and expense allowances), and excluding the following:

                    (A) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

                    (B) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                    (C) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                    (D) other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Section 403(b)

                                     4-10
                         of the Code (whether or not the amounts are actually excludable from the gross income of the Employee).

               For purposes of applying the limitations of this - article, Compensation for a Limitation Year is the Compensation actually paid or includible in gross income during such year.

          (3)  "Defined Benefit Fraction" shall mean a fraction, the numerator
               -------------------------
               of which is the sum of the Participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of one hundred twenty-five percent (125%) of the dollar limitation determined for the Limitation Year under
               Section 415(b) and (d) of the Code or one hundred forty percent (140%) of the highest average Compensation which may be taken into account under Section 415(b)(1)(B) with respect to an individual under the plan, including any adjustments under
               Section 415(b) of the Code.

               Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one (1) or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction shall not be less than one hundred twenty-five percent (125%) of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987

          (4)  "Defined Contribution Dollar Limitation" shall mean $30,000 or if
               ---------------------------------------
               greater, one-fourth of the defined benefit dollar limitation set forth in Section 415(b)(1) of the Code as in effect for the Limitation Year.

          (5)  "Defined Contribution Fraction" shall mean a fraction, the
               ------------------------------
               numerator of which is the sum of the Annual Additions to the Participant's Accounts under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years, (including the Annual Additions attributable to the Participant's nondeductible Employee contributions to all defined

                                     4-11
               benefit plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all welfare benefits funds, as defined in Section 419(e) of the Code, and individual medical accounts, as defined in Section 415(1)(2) of the Code, maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). For purposes hereof, the maximum aggregate amount in any Limitation Year is the lesser of one hundred twenty-five percent (125%) of the dollar limitation determined under sections 415(b) and (d) of the Code in effect under Section 415(c)(1)(A) of the Code or thirty-five percent (35%) of the Participant's Compensation for such year.

               If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one (1) or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction shall be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed one (1.0) under the terms of this Plan. Under the adjustment, an amount equal to the product of (i) the excess of the sum of the fractions over one (1.0) times (ii) the denominator of this fraction, shall be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Code Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

               The Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all Employee contributions as Annual Additions.

          (6)  "Employer" shall mean the Employer that adopts this Plan, and all
               ---------
               members of a Controlled Group (within the meaning of that term as modified by Section 415(h) of the Code) of which the Employer is a member.

          (7)  "Excess Amount" shall mean the excess of the Participant's Annual
               --------------
               Additions for the Limitation Year over the Maximum Permissible Amount.

          (8)  "Highest Average Compensation" shall mean the average
               -----------------------------
               Compensation for the three (3) consecutive Years of

                              4-12

               Service with the Employer that produces the highest average. A Year of Service with the Employer is the twelve (12) consecutive month period defined in Section 1.75 or, in another qualified defined contribution plan being considered hereunder, that twelve
               (12) consecutive month period defined therein for purposes of determining the accrual of benefits. For purposes of any qualified defined benefit pension plan being considered hereunder, a Year of Service shall mean the twelve (12) consecutive month period defined therein for purposes of determining the accrual of benefits.

          (9)  "Limitation Year" shall mean a calendar year, or the twelve (12)
               ----------------
               consecutive month period ending on the date elected by the Employer in Item l(d) of the Adoption Agreement. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different twelve
               (12) consecutive month period, then the new Limitation Year shall begin on a date within the Limitation Year in which the amendment is made.

         (10)  "Maximum Permissible Amount"   shall mean the maximum Annual
               ------------------------------
               Addition that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year and shall not exceed the lesser of:

                 (i)  the Defined Contribution Dollar Limitation, or

                (ii) twenty-five percent (25%) of the Participant's Compensation for the Limitation Year.

               The Compensation limitation referred to in (ii) shall not apply to any contribution for medical benefits (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition under section 415(1)(1) or 419A(d)(2) of the Code.

               If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve (12) consecutive month period, then the Maximum Permissible Amount shall not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction:

               number of months in the short Limitation Year
               ----------------------------------------------
                              twelve (12)

         (11)  "Projected Annual Benefit" shall mean the annual retirement
               -------------------------
               benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or


                                     4-13

               Qualified Joint and Survivor Annuity) to which the Participant would be entitled under the terms of the plan assuming:

               (i) the Participant shall continue employment until Normal Retirement Age under the plan (or current age, if later), and

               (ii) the Participant's Compensation for the current Limitation
                    Year and all other relevant factors used to determine benefits under the plan shall remain constant for all future Limitation Years.

         (12)  "Regional Prototype Plan" shall mean a plan the form of which is
               ------------------------
               the subject of a favorable notification letter from the Internal Revenue Service.

         (13)  "W-2 Earnings" shall be defined in accordance with (i) or (ii),
               -------------
               as determined by the Plan Administrator on a uniform basis.

               (i) shall mean wages as defined in Code Section 3121(a), for purposes of calculating social security taxes, but determined without regard to the wage base limitation in Code Section 3121(a)(1), the special rules in Code Section 3121(v) (applicable to certain elective contributions and nonqualified deferred compensation), any rules that limit covered employment based on the type or location of an employee's employer, and any rules that limit the remuneration included in wages based on familial relationship or based on the nature or location of the employment or the services performed (such as the exceptions to the definition of employment in Code Section 3121(b)(1) through (20)).

               (ii) shall mean wages as defined in Code Section 3401(a) for purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

       Section 4.08 Controlled Group and Affiliated Employer Contributions and
       -----------------------------------------------------------------------
Forfeitures. In the event that two (2) or more members of a Controlled Group
-----------
establish a Plan by adopting this Plan, each member of the Controlled Group shall or shall not be considered to be a separate Employer for purposes of allocating Employer contributions and Forfeitures, as provided in Item 24 of the Adoption Agreements; provided, however, that a single Trust Fund may be used for the investment of the funds of the Plan.

                                     4-14

       If an Adopting Employer is affiliated with another Adopting Employer only for purposes of sponsoring this Plan, but such are not members-of a Controlled Group, then for purposes of allocating Employer contributions and Forfeitures, such Employers shall be considered to be separate Employers; provided, however, that a single Trust Fund may be used for the investment of the funds of the Plan.

       Section 4.09 Interim Valuations. Notwithstanding anything to the contrary
       -------------------------------
expressed or implied herein, the Plan Administrator may direct a special Valuation Date. Such special Valuation Date shall be deemed-equivalent to a regular Valuation Date. Interim valuations, if any, shall be made on a nondiscriminatory and uniform basis.

       Section 4.10 Insurance Premiums on Separated Participants. In the event
       ---------------------------------------------------------
that the Trustee, as directed by the Plan Administrator, pays insurance premiums during a Plan Year on behalf of a Participant who subsequently terminates his Service during such Plan Year, and at the following Valuation Date the Separated Participant's Employer Account includes less than the amount of the insurance premiums paid, then the amount of such deficiency shall be allocated to the Employer Account of the Separated Participant. This special allocation shall be made from Employer contribution or from Forfeitures for the Plan Year, or from both, and only the remainder of such Employer contribution or Forfeitures shall be allocated pursuant to the terms of Sections 4.01 and 4.02 hereof.

       Section 4.11 Election of Segregated Account. In its sole discretion, the
       -------------------------------------------
Plan Administrator may make available to all Participants, on a uniform and non-discriminatory basis, a segregated account election.

       Subject to approval by the Plan Administrator, any Participant may elect to have his Accounts invested in a segregated account. Such segregated account shall remain a part of the Trust Fund, but shall be separately invested in certificates of deposit, money market certificates, collective investment trusts, other short-term debt security instruments or any other investments acceptable to the Trustee, with all investment income on such investments credited to the segregated account and all disbursements to, or on behalf of, the Participant charged thereto.

       A Participant may make the election provided for under this section only once; such election shall become effective on the first (1st) day of the Plan Year immediately following the date of the election, shall be irrevocable for a five (5) year period unless a revocation is permitted by the Trustee and shall be effective for all contributions made or allocated on behalf of the Participant during the term of the election. The Participant's election shall be effective for the entire amount of any of his Accounts with respect to which the election is made.

       The form and manner of such election shall be prescribed by the Plan Administrator.

       Section 4.12 Nondiscrimination Fail-Safe Provision. Notwithstanding
       --------------------------------------------------
anything to the contrary expressed or implied herein, the allocation to Highly Compensated Employees in any Plan Year shall not exceed the maximum amount allowed pursuant to Code Section 401(a)(4) and Code Section 401(a)(26).

                                     4-15

                                   ARTICLE 5

                             WITHDRAWALS AND LOANS

     Section 5.01 In-Service Withdrawals. Withdrawals shall be permitted under a
     -----------------------------------
Plan if, and to the extent, elected by an Employer in Item 14 of the Adoption Agreement and subject to the provisions of this section. All requirements imposed by the Adoption Agreement as completed, and all decisions made by the Employer pursuant thereto, shall be applied in a uniform and nondiscriminatory manner. Subject to any restrictions set forth in the Adoption Agreement, withdrawals shall be made at such time or times, and in such form and manner, as uniformly and nondiscriminatorily established by the Employer.

     In-service withdrawals shall be subject to the spousal consent requirements of Sections 6.03(c) and 7.02(c) hereof, which consent shall be obtained within ninety (90) days prior to the date of the withdrawal. Notwithstanding the foregoing, however, if the special rule for certain profit sharing plan Participants set forth in Sections 6.03(d) and 7.02(c)(3) hereof applies to a Participant, then such spousal consent requirement shall not apply to that Participant.

     (a)  Withdrawals of Contributions Made by the Employer.
          -------------------------------------------------

          (1) If the Plan is a profit sharing plan, and if withdrawals from a Participant's Employer Account or Matching Account are permitted under the Adoption Agreement, then, unless a withdrawal therefrom is permitted in the case of hardship, a withdrawal from such account by an Employee shall be limited to contributions which have been allocated to such account for two (2) years; provided, however, that if the Employee is either age fifty-nine and one-half (59-1/2) or has been a Participant for five (5) or more years, then this preceding two (2) year limitation on withdrawals shall not apply; and further provided, however, that in no event shall a withdrawal of amounts in excess of a Participant's vested interest in such account be permitted hereunder.

               If pursuant to the Adoption Agreement an amount is permitted to be withdrawn due to hardship, then, unless a written definition of hardship adopted by the Employer is attached to the Adoption Agreement, the definition of hardship shall be the same as that provided under Section 5.01(a)(2).

          (2) If withdrawals from a Participant's Elective Deferral Account are permitted under Item 14 of the Adoption Agreement, such distributions may be made on account of financial hardship if the distribution is necessary in light of the immediate and heavy financial needs of

                                      5-1
               the Participant, provided such Participant lacks other available resources.

               The amount of any hardship withdrawal granted pursuant to this subsection (a)(2) shall be limited to the lesser of (i) the actual amount of the Elective Deferral Contributions made to the Participant's or former Participant's Elective Deferral Account (and Income thereon accrued as of December 31, 1988), less the amount of Elective Deferral Contributions previously withdrawn; and (ii) the amount required to relieve the immediate and heavy financial need, less the amount that is reasonably available to the Participant or former Participant from other sources to satisfy the need. Hardship distributions made pursuant to this
               Section 5.01(a)(2) in Plan Years which begin before January 1, 1989, may also be made from the Participant's Qualified Non-elective Account and may include any Income allocated to the Elective Deferral Account.

               For periods prior to April 1, 1989, the determination of the existence of financial hardship, and the amount required to be distributed to meet the need created by the hardship, shall be made by a person or persons designated by the Employer (unless a different person or persons are given authority elsewhere in the Plan to approve hardship distributions). All determinations regarding financial hardship shall be made in accordance with written procedures that are established by the person or persons described above, and applied in a uniform and nondiscriminatory manner. Such written procedures shall specify the requirements for requesting and receiving distributions on account of hardship, including what forms must be submitted and to whom. All determinations regarding financial hardship must be made in accordance with objective criteria set forth in the Adoption Agreement. Such determinations must also comply with applicable regulations under the Code.

               For periods after March 31, 1989, the immediate and heavy financial needs for which a hardship may be granted shall be limited to the following:

                (i) Medical expenses described in section 213(d) of the Code which are incurred by the Participant or former Participant, his spouse, or his dependents (as defined in section 152 of the Code);

               (ii) Purchase (excluding mortgage payments) of a principal residence of the Participant or former Participant;

                                      5-2

               (iii) Payment of tuition for the next semester or quarter of post-secondary education for the Participant or former Participant, his spouse, children, or dependents;

                (iv) The need to prevent the eviction of the Participant or former Participant from his principal residence or foreclosure on the mortgage of his principal residence.

               To qualify for a hardship withdrawal for periods after March 31, 1989, the Participant or former Participant must satisfy the following requirements:

                 (i) The Participant or former Participant must have obtained all distributions, other than hardship distributions, and all nontaxable loans available under all plans maintained by the Employer,

                (ii) The Participant's or former Participant's elective contributions under the Plan, and all other plans maintained by the Employer, will be suspended for twelve
                      (12) months after receipt of the hardship distribution, and

               (iii) The Participant may not make elective contributions under the Plan, and all other plans maintained by the Employer, for the taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code Section 402(g) for such next taxable year less the amount of such Participant's elective contributions for the taxable year of the hardship distribution.

               A Participant who has had to suspend Elective Deferral Contributions to the Plan pursuant to this Section shall be allowed to resume such contributions on the date indicated in
               Item 8(a)(4) of the Adoption Agreement which follows the twelve
               (12) month suspension period.

     (b)  Withdrawals from Contributions Made by the Participant. If withdrawals
          ------------------------------------------------------
          of a Participant's mandatory Employee Contributions from his Employee Account are permitted under Item 14 of the Adoption Agreement, then a Participant who receives such a withdrawal and who does not have at least a fifty percent (50%) vested interest in his Employer Account and Matching Account determined as of the date of the withdrawal shall, if so selected by the Employer in such Item 14, have the balance of that portion of his Employer Account and Matching Account not attributable to minimum

                                      5-3
          allocations in Top Heavy Plan Years treated as a Forfeiture for the Plan Year in which the withdrawal is received.

          If withdrawals of a Participant's voluntary Employee Contributions are permitted under the Adoption Agreement, then a Participant receiving such a withdrawal shall not be permitted to make further voluntary Employee Contributions for a period not to be less than six (6) months.

          The Participant may withdraw any part of the Voluntary Deductible Contributions Account or Rollover Account by making a written application to the Plan Administrator at any time. However, if at the time the distribution is received the Participant has not attained age fifty nine and one-half (59-1/2) or is not subject to Disability, then the Participant may be subject to a federal income tax penalty unless the distribution is rolled over to a qualified plan or Individual Retirement Account within sixty (60) days of the date of distribution.

       Section 5.02 Loans to Participants and Beneficiaries. If the loan option
       ----------------------------------------------------
is elected in Item 13 of the Adoption Agreement, the Plan Administrator, upon receipt of written application of a Participant or Beneficiary in such manner and form as required by the Plan Administrator, shall authorize and direct the Trustee to make a loan to the Participant or Beneficiary from the Trust Fund, provided the Plan's loan requirements of subsections (a) and (b), as applicable, and subsection (c) are satisfied. For purposes of this Section 5.02 the term "Participant" shall include former Participants who are parties in interest within the meaning of Section 3(14) of ERISA.

     (a) For loans granted or renewed on or before October 18, 1989, the Plan's loan requirement shall be those requirements stated in this subsection 5.02(a), subject to uniform rules and regulations which may be promulgated by the Plan Administrator with respect to the amount of loans, interest rates, maturity dates and security. If the loan is to be a directed investment pursuant to Section 10.11, then the amount of the loan shall be considered to be an asset only of the Accounts of the borrower, and not of the Accounts of any other person. However, the following restrictions shall apply to all loans.

          (1) Loans shall be made available to all Participants and Beneficiaries (including for purposes of this Section 5.02 Spouses, who are parties in interest within the meaning of section 3(14) of ERISA, of deceased Participants entitled to a death benefit under Section 7.02 hereof) on a reasonably equivalent basis.

          (2) Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Employees.

                                      5-4

          (3) Loans shall be adequately secured and bear a reasonable interest rate.

          (4) No loan shall exceed the value of the Vested Account Balance of the Participant or Beneficiary.

          (5) If the Plan is not subject to the special rule of Section 6.03(d), a Participant must obtain the consent of his Spouse, if any, to use of the account balance as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the ninety (90)-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by the Plan Administrator or its representative or a notary public. Such consent shall thereafter be binding with respect to the consenting Spouse or any subsequent Spouse with respect to that loan. A new consent shall be required if the account balance is used for renegotiation, extension, renewal, or other revision of the loan.

          (6) In the event of default, foreclosure on a note which evidences the debt created by a loan and which is secured by account balances, and attachment of such security, shall not occur until a distributable event occurs under the Plan.

          (7) No loans shall be made to any shareholder-employee, Owner-Employee, or Family Member of a Corporation controlled by a shareholder-employee or Owner-Employee through ownership directly or indirectly, of fifty percent (50%) or more of the total value of shares of classes of stock of the Corporation. For purposes of this requirement, a shareholder-employee means an Employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning within the meaning of Section 318(a)(1) of the Code), on any day during the taxable year of such corporation, more than five percent (5%) of the outstanding stock of the corporation.

          Subject to the preceding restrictions, the rate of interest on each such loan shall be determined by the Plan Administrator according to rules of uniform application. The rates of interest on loans may be changed from time to time even though lower or higher rates have been previously charged. Any such loan or loans shall be repaid by the borrower within such time or in such manner as the Plan Administrator may determine. In the event that the Participant or his Spouse or Beneficiary becomes entitled to a benefit under the Plan, the Plan Administrator may cause the Trustee to deduct the total unpaid balance of such loan, plus interest owed thereon, or any portion

                                      5-5
          thereof, from any distribution from the Trust Fund to which the Participant, his Spouse or his Beneficiary shall become entitled, provided that, if applicable, a valid spousal consent has been obtained in accordance with subsection 5.02(a)(5). In the event that the amount of such distribution is not sufficient to repay the remaining balance of such loan, the Participant shall be liable for and shall continue to make payments on any such balance still due from him. In no event shall any distribution be made to a Participant which would reduce the balance of his Accounts below the outstanding balance of the loan.

     (b) For loans granted or renewed after October 18, 1989, the Plan's loan requirements shall be those requirements stated in this Section 5.02(b); provided, however, that if elected in Item 13 of the Adoption Agreement the Plan Administrator may adopt alternative requirements for this loan program. If alternate requirements for this loan program are adopted, those requirements shall be documented in a written attachment to the Adoption Agreement which shall form a part of the Plan and which shall be signed by the Plan Administrator and designated as Attachment B.

          Attachment B shall include, but need not be limited to, the following:

          (1) The identity of the person or positions authorized to administer the loan program;

          (2)  A procedure for applying for loans;

          (3)  The basis on which loans will be approved or denied;

          (4)  Limitations (if any) on the types and amount of loans offered;

          (5) The procedure under the program for determining a reasonable rate of interest;

          (6)  The types of collateral which may secure a Plan loan; and

          (7) The events constituting default and the steps that will be taken to preserve Plan assets in the event of such default.

          If alternative requirements are not elected, the following standard requirements shall apply to all loans; provided however, that for periods prior to adoption of this plan document, the loan requirements shall be those requirements stated in the prior plan document.

          (i) Loans shall be a directed investment pursuant to Section 10.11 and pursuant to that section the amount

                                      5-6
                 of the loan shall be considered to be an asset of such person's Accounts only, and not of the Accounts of any other person.

           (ii) Loans shall be made available to all Participants and Beneficiaries (including for purposes of this Section 5.02 Spouses of deceased Participants entitled to a death benefit under Section 7.02 hereof) on a reasonably equivalent basis, taking into consideration the size of the loan requested, the size of the borrower's Vested Account Balance, and the borrower's ability to repay the loan. Loans to former Participants with a Vested Account Balance and Beneficiaries may be made on different terms and conditions than for active Participants where such terms and conditions are based solely on factors that are legally considered by commercial entities in the business of making similar loans. A loan of less than the minimum amount (not to exceed $1,000), as elected in Item 13 of the Adoption Agreement, will not be allowed.

          (iii) Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Employees.

           (iv) The Plan Administrator shall determine the adequacy and amount of security required for each loan. In making these determinations the Plan Administrator shall consider the type and amount of security which would be required in the case of an otherwise identical transaction in a normal commercial setting between unrelated parties on arm's-length terms. A portion of a borrower's Vested Account Balance may be used as security for a loan. However, no more than fifty percent (50%) of the borrower's Vested Account Balance may be used as security for the outstanding balance of all loans under this Plan made to such borrower. If, pursuant to the election in
                 Item 13 of the Adoption Agreement, the total outstanding balances of all loans under the Plan to the borrower is permitted to exceed fifty percent (50%) of the borrower's Vested Account Balance the Plan Administrator shall require additional security. Such additional collateral shall take the form of such real or personal property as the Plan Administrator shall determine adequately secures the loan.

            (v) Loans shall bear a reasonable interest rate which shall be equal to the interest rate charged by a lending institution for a loan which would be made under similar circumstances.

           (vi) If the Plan is not subject to the special rule of Section 6.03(d), a Participant must obtain the consent of his Spouse, if any, to use of the account balance as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the

                                      5-7
                 ninety (90)-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by the Plan Administrator or its representative or a notary public. Such consent shall thereafter be binding with respect to the consenting Spouse or any subsequent Spouse with respect to that loan. A new consent shall be required if the account balance is used for renegotiation, extension, renewal, or other revision of the loan.

          (vii) A Participant who is granted a loan from the Plan shall be required to make payments on such loan through mandatory payroll deduction. In the event a borrower makes any payment required hereunder more than fifteen (15) days after the date on which it is due, such payment shall be increased by the amount of interest accruing on the unpaid principal balance from the due date until the date of payment. The borrower shall be in default if any payment required hereunder is not made by the date ninety (90) days after it is due, or if the borrower is adjudicated as bankrupt, makes an assignment for the benefit of creditors, or files a petition for relief under the Bankruptcy Act. In the event of a default, all remaining installment payments on the loan shall be immediately due and payable. In the event that the Participant or his Spouse or Beneficiary becomes entitled to a benefit under the Plan, then if a valid spousal consent has been obtained in accordance with subsection 5.02(e), the Plan Administrator may cause the Trustee to deduct the total unpaid balance of such loan, plus interest owed thereon, or any portion thereof, from any distribution from the Trust Fund to which the Participant, his Spouse or his Beneficiary shall become entitled. In the event that the amount of such distribution is not sufficient to repay the remaining balance of such loan, the borrower shall be liable for and shall continue to make payments on any such balance still due from him. In no event shall any distribution be made to a borrower which would reduce the balance of his Accounts below the outstanding balance of the loan. In the event of default, foreclosure on a note which evidences the debt created by a loan and which is secured by account balances, and attachment of such security, shall not occur until a distributable event occurs in the Plan.

         (viii) No loans shall be made to any shareholder-employee, Owner-Employee, or Family Member or a Corporation controlled by a shareholder-employee or Owner-Employee through ownership, directly or indirectly, of fifty percent (50%) or more of the total value of shares of classes of stock of the Corporation. For purposes of this requirement, a shareholder-employee means an Employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning within the meaning of Section 318(a)(1) of

                                      5-8
                 the Code), on any day during the taxable year of such corporation, more than five percent (5%) of the outstanding stock of the corporation.

     (c) Loans made on or before December 31, 1986, shall be repaid according to their terms. If a loan which was made on or before December 31, 1986, is extended, renegotiated or renewed after that date, the loan shall be considered as first made on the date of extension, renegotiation or renewal. No loan to any Participant or Beneficiary shall be made after December 31, 1986, to the extent that such loan when added to the outstanding balance of all other loans to the Participant or Beneficiary would exceed the lesser of (i) fifty thousand dollars ($50,000) reduced by the excess (if any) of the highest outstanding balance of loans during the one (1) year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made, or (ii) one-half (1/2) the Vested Account Balance of such person in the Plan or, if greater, the total Vested Account Balance of such person up to ten thousand dollars ($10,000). For the purpose of the preceding limitation, all loans from all plans of the Employer and other members of a Controlled Group shall be aggregated. Furthermore, any loan shall by its terms that require repayment (principal and interest) be amortized in level payments, no less frequently than quarterly, over a period not extending beyond five (5) years from the date of the loan, unless such loan is used to acquire a dwelling unit which within a reasonable time (determined at the time the loan is made) shall be used as the principal residence of the Participant. An assignment or pledge of any portion of the Participant's interest in the Plan and a loan, pledge, or assignment with respect to any insurance contract purchased under the Plan, shall be treated as a loan under this section.

                                      5-9

                                   ARTICLE 6

                              RETIREMENT BENEFITS

     Section 6.01 Retirement. As of his Normal Retirement Date, a Participant
     -----------------------
may retire from Service or he may elect to continue in Service, subject to the Employer's retirement policy, if any. If such Participant continues in Service, then he shall continue to be treated in all respects as a Participant until his actual retirement. For Plan Years commencing before January 1, 1989, no retirement benefit shall be payable until actual retirement unless such Participant who could retire requests that his retirement benefit commence before his actual retirement and the Plan Administrator, at its sole discretion, permits retirement benefits to commence pursuant to such request. For Plan Years commencing after December 31, 1988, no retirement benefit shall be payable until actual retirement unless such Participant who could retire requests that his retirement benefit commence before his actual retirement and, pursuant to the election under Item 18 of the Adoption Agreement, the Plan permits retirement benefits to commence pursuant to such request.

     If early retirement is allowed under the provisions of Item 18(b) of the Adoption Agreement, then the retirement of a Participant who satisfies the requirements for early retirement and who elects to retire before his Normal Retirement Date shall be effective on the date so elected. If such a Participant continues in Service, then he shall be treated in all respects as a Participant until his actual retirement, and no retirement benefit shall be payable prior to his Normal Retirement Date. If a Participant separates from Service before satisfying the age requirement, if any, for early retirement, but has satisfied the Service requirement, if any, then the Participant shall be entitled to elect an early retirement benefit upon satisfaction of such age requirement.

       Section 6.02 Retirement Benefits. Upon attainment of Normal Retirement
       --------------------------------
Age, or upon eligibility for early retirement if permitted under the Plan, a Participant shall be one hundred percent (100%) vested in his Accounts. Upon retirement following attainment of his Normal Retirement Age, or upon early retirement pursuant to Item 18(b) of the Adoption Agreement, a Participant shall be entitled to receive as the value of his retirement benefit hereunder the amounts in his Accounts, determined on the Valuation Date immediately preceding the payment of his benefits, plus any contributions, or Income gain, allocated to his Accounts after such Valuation Date and less any payments made from his Accounts, or Income loss allocated against the Accounts, since such preceding Valuation Date.

       Section 6.03 Payment of Retirement Benefits.
       -------------------------------------------

       (a)  In General. The normal form of payment of the value of the
            ----------
            retirement benefit shall be as set forth in subsection (b) or (c) hereof. In lieu of the normal form of retirement benefit payment provided therein, a Participant may elect in writing, subject to (if applicable) the qualified


                                      6-1
            election requirements set forth in subsection (c) hereof, to have his benefit paid or applied in accordance with one (1), or a combination, of the optional forms of benefit payment described hereinafter if available pursuant to the Employer's election in Item 19 of the Adoption Agreement; provided, however, that such option shall comply with the form of payment limitations set forth in
            Section 6.07 hereof. For Plan Years beginning prior to January 1, 1989, the Participant's election of an optional form of benefit payment shall be subject to the approval of the Plan Administrator if allowed by the Employer's prior plan document.

            (1)  Installments. If elected by the Employer in Item 19 of the
                 ------------
                 Adoption Agreement, the benefit may be paid or applied in monthly, quarterly, semiannual or annual installments as nearly equal as practicable for a period not to exceed that permitted under Section 6.07(c) hereof.

                 For Plan Years beginning before January 1, 1989, such installments shall be made either from a segregated fund set aside on his behalf if requested by the Participant or, without regard to any such request, from the Trust Fund without such segregation at the election of the Plan Administrator.

                 For Plan Years beginning on or after January 1, 1989, such installments shall be made either from a segregated fund or from the Trust Fund without such segregation, at the election of the Participant. If no election is made, such installment shall be made from the Trust Fund without segregation of such amount.

            (2)  Annuities. If elected by the Employer in Item 19 of the
                 ---------
                 Adoption Agreement, or if payment in the form of a Qualified Joint and Survivor Annuity is required by this Plan, then the benefit may be paid in the form of an annuity involving life contingencies purchased from a Life Insurance Company pursuant to Section 6.09.

            (3)  Single Sum. If elected by the Employer in Item 19 of the
                 ----------
                 Adoption Agreement, then an optional form of benefit payment may be the benefit paid in a single sum.

            (4)  Other Options. The Plan shall offer the additional optional
                 -------------
                 forms of payment as described in Item 19 of the Adoption Agreement, if any, provided such optional forms satisfy the requirements of Section 401(a) of the Code.

            Subject to the time limitations set forth in Sections 6.06 and 6.07 hereof, the benefit commencement date of a Retired



                                      6-2

            Participant shall be no later than as soon as practicable after the later of the following occurs (or as soon thereafter as determinable): (i) the date the Retired Participant attains his Normal Retirement Age, (or, if earlier, the date the Participant elects to receive his early retirement benefit after qualifying for early retirement, if permitted, under the Plan), or (ii) the date his Service terminates. However, still subject to the time limitations set forth in Sections 6.06 and 6.07 hereof, if the former Participant is to receive an allocation pursuant to Item 12 of the Adoption Agreement for the Plan Year in which his Service terminated, then the retirement benefit shall be paid after such time as all Employer contributions for such Plan Year have, in fact, been allocated.

            The retirement benefit election period shall be the ninety (90)-day period ending on the Annuity Starting Date. Any election hereunder shall be in writing and in such form as the Plan Administrator shall uniformly and nondiscriminatorily require.

            If a Retired Participant dies while benefit payments are being made in accordance with option (1) herein, then payment shall be made to the extent of the unpaid installments to his Beneficiary, or if the Beneficiary is the estate or will otherwise be the distributee under
            Section 7.03, then payment of the remaining interest of the former Participant shall be in a single sum to his estate. If a former Participant dies while benefit payments are being made in accordance with option (2) herein, then any further payments shall be determined pursuant to the terms of the annuity purchased thereunder.

       (b)  Participants Generally With Service Only Before August 23, 1984. The
            ---------------------------------------------------------------
            provisions of this subsection shall apply to any Participant who is not credited with at least one (1) Hour of Service with the Employer on or after August 23, 1984. The provisions of this subsection, except subsection (b)(2), shall also apply to certain other Participants in profit sharing plans who are eligible for the special rule set out in subsection (d).

            (1)  Normal Retirement Benefit Form. In the event that a Participant
                 ------------------------------
                 does not elect an optional form of benefit payment pursuant to subsection (a) hereof within the retirement benefit election period set forth therein, the normal form of the retirement benefit payment to the Retired Participant shall be in a single sum.

            (2)  Retirement Benefit Form - Married Participant Electing Annuity
                 --------------------------------------------------------------
                 Option. In the event that a Participant is to receive his
                 ------
                 benefit under an annuity option involving life contingencies, and the Participant is married on his Annuity Starting Date, the form of the retirement


                                      6-3
                 benefit payment (other than payment of that portion of the benefit, if any, attributable to the Retired Participant's Voluntary Deductible Contributions or Rollover Contributions) shall be a Qualified Joint and Survivor Annuity to such Retired Participant and his spouse, unless the Retired Participant elects otherwise. Any portion of the value of the retirement benefit attributable to the Retired Participant's Voluntary Deductible Contributions or Rollover Contributions shall be paid to the Retired Participant in a single sum, unless the Retired Participant elects an optional form of benefit payment or Beneficiary, or both, pursuant to subsection (a) hereof.

                 The Plan Administrator shall furnish to each Participant a notice of general information concerning the Qualified Joint and Survivor Annuity and the availability of more specific information. Upon written request, the Plan Administrator shall furnish a Participant with a more specific written explanation, in nontechnical language, of the terms and conditions of the Qualified Joint and Survivor Annuity and the financial effect on the Participant of receiving benefits in such form.

       (c)  Participants Generally With Service On or After August 23, 1984.
            ---------------------------------------------------------------
            Except as provided in subsection (d) hereof with respect to certain Participants in a Plan which is a profit sharing plan, the provisions of this subsection shall apply both (i) to any Participant who is credited with at least one (1) Hour of Service with the Employer on or after August 23, 1984 and (ii) to such former Participants as provided under the transitional rules set forth in subsection (e) herein.

            (1)  Normal Retirement Benefit Form - No Spouse. In the event that a
                 ------------------------------------------
                 Participant does not elect an optional form of benefit payment pursuant to subsection (a) hereof within the retirement benefit election period set forth therein (or if, for Plan Years beginning prior to January 1, 1989, the Plan Administrator declines to approve an election), and the Participant does not have a Spouse on his Annuity Starting Date, the normal form of the retirement benefit payment to the Retired Participant shall be a payment in a straight life annuity.

            (2)  Normal Retirement Benefit Form If Spouse. In the event a
                 ----------------------------------------
                 Participant does not elect an optional form of benefit payment or Beneficiary, or both, pursuant to subsection (a) hereof within the retirement benefit election period set forth therein under a qualified election, and the Participant does have a Spouse on his Annuity Starting Date, the normal form of the


                                      6-4
                 retirement benefit payment shall be a Qualified Joint and Survivor Annuity to such Participant and his Spouse.

          (3)  Qualified Election. Any waiver of the normal retirement benefit
               ------------------
               form shall not be effective unless: (i) the Participant's Spouse consents in writing to the election; (ii) the election designates a specific Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent); (iii) the Spouse's consent acknowledges the effect of the election; and
               (iv) the Spouse's consent is witnessed by the Plan Administrator, or its representative, or by a notary public. Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of the Plan Administrator, or its representative that there is no Spouse or that the Spouse cannot be located, a waiver will be deemed a qualified election.

               Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the Annuity Starting Date. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in paragraph (4) below.

          (4)  Notice of Normal Form of Payment. Within the period commencing no
               --------------------------------
               less than thirty (30) and no more than ninety (90) days prior to the Annuity Starting Date, the Plan Administrator shall provide each Participant notice in the form of a written explanation containing (i) the terms and conditions of the normal form of benefit payment, (ii) the Participant's right to make, and the effect of, an election to waive the normal



                                      6-5
                 form of benefit payment, (iii) the rights of the Participant's Spouse and (iv) the right to make, and the effect of, a revocation of a previous election to waive the normal form of benefit payment.

                 If the benefit can be distributed to the Participant (or surviving Spouse) before the Participant attains (or would have attained if not deceased) the later of Normal Retirement Age or age sixty-two (62), then the written explanation shall also include an explanation of the right to defer any distribution until the later of Normal Retirement Age and age sixty-two
                 (62).

       (d)  Special Rule for Certain Profit Sharing Plan Participants. The
            ---------------------------------------------------------
            provisions of subsection (b) rather than the provisions of subsection (c) shall apply to a Participant in a profit sharing plan, and to any distribution, made on or after the first day of the first Plan Year beginning after December 31, 1988, from or under a separate account attributable solely to Voluntary Deductible Contributions maintained on behalf of a Participant in a money purchase pension plan (including a target benefit plan), regardless of the fact that such Participant may be credited with one (1) or more Hours of Service with the Employer on or after August 23, 1984, if

            (1) in Item 19(a) the Employer does not elect normal forms of payment involving life contingencies, and

            (2) the Participant cannot, or does not, elect an annuity option involving life contingencies, and

            (3) on the death of a Participant, the Participant's Vested Account Balance will be paid to the Participant's surviving Spouse, but if there is no surviving Spouse, or if the surviving Spouse has consented in a manner conforming to a qualified election, then to the Participant's designated Beneficiary. The surviving Spouse may elect to have distribution of the Vested Account Balance commence within the ninety (90)-day period following the date of the Participant's death. The account balance shall be adjusted for Income occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of account balances for other types of distributions.

                 In addition, if with respect to a Participant, the Plan is a direct or indirect transferee of a defined benefit pension plan, a money purchase pension plan, a target benefit pension plan, a stock bonus plan or any other profit sharing plan which is subject to the survivor annuity requirements of Section 401(a)(11) and Section 417 of the Code, then the provisions of


                                      6-6
                 subsection (b) shall apply as to the Participant's Accounts attributable to the transfer from such plan, provided that the amount of such transfer and any gains or losses attributable thereto are maintained in a separate account.

                 The Participant may waive the spousal death benefit described in this subsection at any time provided that no such waiver shall be effective unless it satisfies the conditions (described in Section 7.02(c)(4)) that would apply to the Participant's waiver of the qualified preretirement survivor annuity.

                 For purposes of this subsection, "Vested Account Balance" shall mean, in the case of a money purchase pension plan or a target benefit plan, the Participant's separate account balance attributable solely to Voluntary Deductible Contributions.

       (e)  Transitional Rules for Annuity Benefits to Retired or Separated
            ---------------------------------------------------------------
            Participants Not In-Payment on August 23, 1984.
            ----------------------------------------------

            (1)  Election Period. The respective opportunities to make elections
                 ---------------
                 under this subsection (e) (as described in the two (2) following paragraphs) shall be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to such Participants.

            (2)  Service Between January 1, 1976, and August 23, 1984. Any
                 ----------------------------------------------------
                 living Retired or Separated Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by subsections 6.03(c) and 7.02(c) hereof shall be given the opportunity to elect to have those subsections apply if such Participant is credited with at least one (1) Hour of Service under this Plan, or a predecessor plan of which this Plan is a continuation, in a Plan Year beginning on or after January 1, 1976, and such Participant had at least ten (10) years of Vesting Service when he separated from Service.

            (3)  Service Between September 2, 1974, and January 1, 1976. Any
                 ------------------------------------------------------
                 living Retired or Separated Participant not receiving benefits on August 23, 1984, who was credited with at least one (1) Hour of Service under this Plan, or a predecessor plan of which this Plan is a continuation, on or after September 2, 1974, and who is not otherwise credited with any Service in a Plan Year beginning on or after January 1, 1976, shall be given the opportunity to have his benefits paid in accordance with the following provisions of subsection (e)(4).


                                      6-7

            (4)  ERISA Benefits. Any Participant who has elected to receive
                 --------------
                 benefits pursuant to subsection (e)(3) hereof, and any Participant who does not elect to receive benefits under subsection (e)(2) or who meets the requirements of such subsection except that such Participant does not have at least ten (10) years of Vesting Service when he separates from Service, shall have his benefits distributed in accordance with all of the following requirements, if his benefits would have been payable in the form of a life annuity:

                   (i)  Automatic joint and survivor annuity. If benefits in the
                        ------------------------------------
                        form of a life annuity become payable to a married Participant who:

                        (A) begins to receive payments under the Plan on or after Normal Retirement Age; or

                        (B) dies on or after Normal Retirement Age while still working for the Employer; or

                        (C) begins to receive payments on or after the qualified early retirement age; or

                        (D) separates from Service on or after attaining Normal Retirement Age (or the qualified early retirement age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits;

                        then such benefits will be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the election period hereunder. The election period hereunder shall begin at least six (6) months before the Participant attains his qualified early retirement age and shall end not more than ninety (90) days before the commencement of benefits. Any election hereunder shall be in writing and may be changed by the Participant at any time by delivering such change of election to the Plan Administrator.

                 (ii) Election of early survivor annuity. A Participant who is
                      ----------------------------------
                      employed after attaining the qualified early retirement age shall be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, then payments under such annuity shall not be less than the payments which would have


                                      6-8
                      been made to the Spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his death. Any election under this provision shall be in writing and may be changed by the Participant at any time by delivering such change of election to the Plan Administrator. The election period hereunder shall begin on the later of (1) the ninetieth (90th) day before the Participant attains the qualified early retirement age, or
                      (2) the date on which participation begins, and shall end on the date the Participant terminates employment.

                (iii) For purposes of this subsection (e)(4) the term
                      "qualified early retirement age" shall be the latest of:

                      (A) the earliest date, under the Plan, on which the Participant may elect to receive retirement benefits,

                      (B) the first (1st) day of the one hundred and twentieth (120th) month beginning before the Participant reaches Normal Retirement Age, or

                      (C)  the date the Participant begins participation.

       Section 6.04 Segregated Accounts. Any segregated account of a Retired
       --------------------------------
Participant established pursuant to an optional form of benefit payment under
Section 6.03(a) hereof shall remain a part of the Trust Fund, but shall be separately invested in certificates of deposit, money market certificates, collective investment trusts, other short-term debt security instruments or any other investments acceptable to the Trustee, with all investment income on such investments credited to the segregated account and all disbursements on behalf of the Retired Participant charged thereto.

       Section 6.05 Subsequent Agreement. If the amount credited to any account
       ---------------------------------
of the Retired Participant is being paid to him from the Trust Fund in monthly installments, the Retired Participant may request that the amount then credited to such Account shall be applied in accordance with the provisions of Section
6.03 hereof providing for payment of the balance of the Retired Participant's Account in a single sum. For Plan Years commencing prior to January 1, 1989, the right of the Retired Participant to elect to have the remaining amount of his account paid in a single sum shall be subject to the Plan Administrator's consent.

       Section 6.06 General Commencement of Benefits Rule. Notwithstanding any
       --------------------------------------------------
other provisions of the Plan, but in addition to such provisions (as applicable), unless the Participant elects otherwise, distribution of benefits shall begin no later than the sixtieth (60th) day


                                      6-9
after the close of the Plan Year in which the latest of the following events occurs:

     (a) the date the Participant attains sixty-five (65) years of age, or, if earlier, his Normal Retirement Age;

     (b) the date the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan occurs; or

     (c)  the date the Participant terminates Service with the Employer.

     If the amount of the payment required to commence on the date determined under this section cannot be ascertained by such date, or if it is not possible to make such payment on such date because the Committee has been unable to locate the Participant after making reasonable efforts to do so, then a payment retroactive to such date shall be made no later than sixty (60) days after the earliest date on which the amount can be ascertained under the Plan or the date on which the Participant is located (whichever is applicable).

     Notwithstanding the foregoing, the failure of a Participant (or, if applicable, surviving Spouse) to consent to a distribution before the Participant attains (or would have attained if not deceased) the later of Normal Retirement Age or age sixty-two (62), shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section.

       Section 6.07 Special Commencement and Distribution of Benefits Rule.
       -------------------------------------------------------------------

       (a)  General Rules.
            -------------

            (1) Subject to Section 6.03 pertaining to Qualified Joint and Survivor Annuities, the requirements of this section shall apply to any distribution of a Participant's Accounts and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this section apply to calendar years beginning after December 31, 1984.

            (2) All distributions required under this section shall be determined and made in accordance with the proposed regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirement of section 1.401(a)(9)-2 of the regulations.

       (b) Required Beginning Date. The Accounts of a Participant must be
           -----------------------
           distributed or begin to be distributed no later than the Participant's required beginning date. The consent of the Participant or of the Participant's Spouse


                                     6-10
           or Beneficiary shall not be required to make a distribution required under this section.

       (c) Limits on Distribution Periods. As of the first distribution calendar
           ------------------------------
           year, distributions, if not made in a single-sum, may only be made over one of the following periods (or a combination thereof):

            (1)  the life of the Participant,

            (2)  the life of the Participant and a designated Beneficiary,

            (3) a period certain not extending beyond the life expectancy of the Participant, or

            (4) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated Beneficiary.

       (d)  Determination of Amount to be Distributed Each Year. If the
            ---------------------------------------------------
            Participant's Accounts are to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the required beginning date:

            (1)  Individual Account.
                 ------------------

                 (i) If a Participant's benefit is to be distributed over (A) a period not extending beyond the life expectancy of the Participant or joint life and last survivor expectancy of the Participant and the Participant's designated Beneficiary or (B) a period not extending beyond the life expectancy of the designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the Participant's benefit by the applicable life expectancy.

                 (ii) For calendar years beginning before January 1, 1989, if the Participant's Spouse is not the designated Beneficiary, the method of distribution selected must assure that at least fifty percent (50%) of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

               (iii) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the


                                     6-11

                      Participant's benefit by the lesser of (A) the applicable life expectancy or (B) if the Participant's Spouse is not the designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of section 1.401(a)(9)-2 of the proposed regulations. Distributions after the death of the Participant shall be distributed using the applicable life expectancy in paragraph (i) above as the relevant divisor without regard to proposed regulations section 1.401(a)(9)-2.

                 (iv) The minimum distribution required for the Participant's first distribution calendar year must be made on or before the Participant's required beginning date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the Employee's required beginning date occurs, must be made on or before December 31 of that distribution calendar year.

            (2)  Other Forms. If the Participant's benefit is distributed in the
                 -----------
                 form of an annuity purchased from a Life Insurance Company, distributions thereunder shall be made in accordance with the requirements of Section 401(a)(9) of the Code and the regulations thereunder.

       (e)  Death Distribution Provisions.
            -----------------------------

            (1)  Distribution Beginning Before Death. If the Participant dies
                 -----------------------------------
                 after distribution of his benefit has begun, the remaining
                                                       -----
                 portion of such benefit will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

            (2)  Distribution Beginning After Death. If the Participant dies
                 ----------------------------------
                 before distribution of his benefit begins, distribution of the Participant's entire benefit shall be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (i) and
                 (ii) below:

                   (i) if any portion of the Participant's benefit is payable to a designated Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the


                                     6-12
                        calendar year immediately following the calendar year in which the Participant died;

                   (ii) if the designated Beneficiary is the Participant's
                        surviving Spouse, the date distributions are required to begin in accordance with (i) above shall not be earlier than the later of (A) December 31 of the calendar year immediately following the calendar year in which the Participant died and (B) December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70-1/2).

                 If the Participant has not made an election pursuant to this subsection (e)(2) by the time of his death, the Participant's designated Beneficiary must elect the method of distribution no later than the earlier of (A) December 31 of the calendar year in which distributions would be required to begin under this subsection (e), or (B) December 31 of the calendar year which contains the fifth (5th) anniversary of the date of death of the Participant. If the Participant has no designated Beneficiary, or if the designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death.

            (3) For purposes of subsection (e)(2) above, if the surviving Spouse dies after the Participant, but before payments to such Spouse begin, the provisions of subsection (e)(2) with the exception of paragraph (ii) therein, shall be applied as if the surviving Spouse were the Participant.

            (4) For purposes of this subsection (e), any amount paid to a child of the Participant will be treated as if it had been paid to the surviving Spouse if the amount becomes payable to the surviving Spouse when the child reaches the age of majority.

            (5) For the purposes of this subsection (e), distribution of a Participant's benefit is considered to begin on the Participant's required beginning date (or, if subsection (e)(3) above is applicable, the date distribution is required to begin to the surviving Spouse pursuant to subsection (e)(2) above). If distribution in the form of an annuity irrevocably commences to the Participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences.


                                     6-13

     (f)  Definitions.
          -----------

          (l) "Applicable life expectancy" shall mean the life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated Beneficiary) as of the Participant's (or designated Beneficiary's) birthday in the applicable calendar year reduced by one (1) for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated such succeeding calendar year.

          (2) "Designated Beneficiary" shall mean the individual who is designated as the Beneficiary under the Plan in accordance with Code Section 401(a)(9) and the regulations thereunder.

          (3) "Distribution calendar year" shall mean a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to subsection (e) above.

          (4) "Life expectancy" shall mean life expectancy and joint and last survivor expectancy which are computed by use of the expected return multiples in Tables V and VI of section 1.72-9 of the Treasury Regulations.

               Unless otherwise elected by the Participant (or Spouse, in the case of distributions described in section (e)(2)(ii) above) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or Spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

          (5) "Participant's benefit" shall mean the account balance as of the last Valuation Date in the calendar year immediately preceding the distribution calendar year ("valuation calendar year") increased by the amount of any contributions or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by


                                     6-14
               distributions made in the valuation calendar year after the valuation date.

               Notwithstanding the foregoing, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

          (6) "Required beginning date" shall mean the first day of April of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70-1/2) subject, however, to the following transition rules.

               (i)  Transitional rules. The required beginning date of a
                    ------------------
                    Participant who attains age seventy and one-half (70-1/2) before January 1, 1988, shall be determined in accordance with (A) and (B) below:

                    (A)  Non-five-percent (5%) owners. The required beginning
                         ----------------------------
                         date of a Participant who is not a five-percent (5%) owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age seventy and one-half (70-1/2) occurs.

                    (B)  Five-percent (5%) owners. The required beginning date
                         ------------------------
                         of a Participant who is a five-percent (5%) owner during any year beginning after December 31, 1979, is the first day of April following the later of:

                         1. the calendar year in which the Participant attains age seventy and one-half (70-1/2), or

                         2. the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a five-percent (5%) owner, or the calendar year in which the Participant retires.

                    The required beginning date of a Participant who is not a five-percent (5%) owner and who attains age seventy and one-half (70-1/2) during 1988 and has not retired as of January 1, 1989, is April 1, 1990.



                                     6-15

               (ii) Five-percent (5%) owner. A Participant is treated as a five-
                    -----------------------
                    percent (5%) owner for purposes of this section if such Participant is a five-percent (5%) owner as defined in
                    Section 416(i) of the Code (determined in accordance with Section 416 of the Code but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age sixty-six and one-half (66-1/2) or any subsequent Plan Year.

              (iii) Once distributions have begun to a five-percent (5%) owner under this section, they must continue to be distributed, even if the Participant ceases to be a five-percent (5%) owner in a subsequent year.

     (g)  Pre-DEFRA Distribution Designation Savings Rule.
          -----------------------------------------------
          Notwithstanding the preceding requirements of this section, the distribution on behalf of any Participant may be made in accordance with the following requirements (regardless of when such distribution commences).

          (1) The distribution by the Trust is one (1) which would not have disqualified such Trust under Code Section 401(a)(9) as in effect prior to amendment by the Deficit Reduction Act of 1984.

          (2) The distribution is in accordance with a method of distribution designated by the Participant whose interest in the Trust is being distributed or, if the Participant is deceased, by a Beneficiary of such Participant.

          (3) Such designation was in writing, was signed by the Participant or the Beneficiary, and was made before January 1, 1984.

          (4) The Participant had accrued a benefit under the Plan as of December 31, 1983.

          (5) The method of distribution designated by the Participant or the Beneficiary specifies the time at which distribution shall commence, the period over which distributions shall be made and, in the case of any distribution upon the Participant's death, the Beneficiaries of the Participant listed in order of priority.

          A distribution upon death shall not be covered by this subsection unless the information in the designation contains the required information described herein with

                                     6-16
          respect to the distributions to be made upon the death of the Participant.

          For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Participant, or the Beneficiary, to whom such distribution is being made shall be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirement in preceding subsections (c)(l) through (5) herein.

          If a designation is revoked, any subsequent distribution shall satisfy the requirements of Code Section 401(a)(9) and the regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Section 401(a)(9) of the Code and the regulations thereunder, but for the
          Section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in section 1.401(a)(9)-2 of the proposed regulations. Any changes in the designation shall be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (not named in the designation) under the designation shall not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 of section 1.401(a)(9)-2 of the proposed regulations shall apply.

       Section 6.08 Cash-Out Distribution of Small Benefits. For Plan Years
       ----------------------------------------------------
beginning after December 31, 1986 and before January l, 1989, in the event that a former Participant or Beneficiary shall become entitled to receive any benefit under the Plan, and the Participant's Vested Account Balance is not greater than three thousand five hundred dollars ($3,500), the Plan Administrator reserves the right to cause the benefit to be paid to such person in a single sum not later than the maximum period allowed by law for the distribution to still be made on account of termination of participation in the plan. Such payment shall be in lieu of the form of benefit otherwise payable under any provision in this Plan.

     For Plan Years beginning after December 31, 1988, in the event that a former Participant or Beneficiary shall become entitled to receive any benefit under the Plan, and the Participant's Vested Account Balance is not greater than three thousand five hundred dollars ($3,500), the Plan

                                     6-17

Administrator shall, if elected pursuant to Item 16 of the Adoption Agreement, cause the benefit to be paid to such person in a single sum not later than the maximum period allowed by law for the distribution to still be made on account of termination of participation in the plan. Such payment shall be in lieu of the form of benefit otherwise payable under any provision of this Plan.

     No such distribution shall be made after the Annuity Starting Date. No such distribution shall be made after benefits commence in the form of installment payments unless the former Participant and the former Participant's Spouse, if applicable, consent to such a distribution in a manner consistent with the qualified election requirements of Sections 6.03(c)(3) and 7.02(c)(4) hereof.

       Section 6.09 Purchase Of Annuities. If benefits are required to be paid
       ----------------------------------
in the form of an annuity involving life contingencies under the terms of any provision of this Plan, then the Trustee shall purchase such annuity contracts from a Life Insurance Company, utilizing for such purchase the entire nonforfeitable amount in the Accounts of the Participant. Any annuity contract which is purchased hereunder to provide benefits otherwise payable under the Plan, and which is distributed to a Retired or Separated Participant or Beneficiary, shall be endorsed as "nontransferable." The terms of any annuity contract purchased and distributed by the Plan to a Participant or Spouse shall comply with the requirements of this Plan.

       Section 6.10 Limitation. Except as provided in Articles 7 or 8 hereof,
       -----------------------
the provisions of this article shall not apply to a Separated Participant.











                                     6-18

                                   ARTICLE 7

                         DEATH AND DISABILITY BENEFITS


       Section 7.01 Death Benefits. In the event of the death of a Participant
       ---------------------------
or a Retired Participant (other than a Retired Participant receiving retirement benefits pursuant to Section 6.03 hereof), prior to the complete distribution of his Accounts, his death benefit shall be one hundred percent (100%) of his Accounts determined on the Valuation Date immediately preceding the payment of the benefit, plus any contributions, or Income gain, allocated to his Accounts after such Valuation Date and less any payments or withdrawals made from his Accounts, or Income loss allocated against the Accounts, since such preceding Valuation Date.

       Section 7.02 Payment of Death Benefits.
       --------------------------------------

       (a)  In General. The form of payment of the value of the death benefit
            ----------
            shall be as set forth in subsections (b) and (c) hereof. In lieu of the form of death benefit provided therein, a Participant may elect in writing, subject to (if applicable) the qualified election requirements set forth in subsection (c)(4) hereof, to have his benefit paid or applied in accordance with one (1), or a combination, of the options described in Section 6.03(a); provided, however, that such elected option shall comply with the form of payment limitations set forth in Section 6.07 hereof. For Plan Years beginning prior to January 1, 1989, any election of an alternative form of death benefit pursuant to this Section 7.02 shall be subject to the approval of the Plan Administrator.

            Subject to the time limitations set forth in Sections 6.06 and 6.07 hereof, the surviving Spouse or Beneficiary, as applicable, may elect to have the death benefit commence (or, if applicable, the annuity contract distributed) within a reasonable time after the death of the Participant occurs. However, still subject to the time limitations of Sections 6.06 and 6.07, if the former Participant is to receive an allocation pursuant to Item 12 of the Adoption Agreement for the Plan Year in which his Service terminated, then the death benefit shall be paid, subject to the contrary election by an eligible Spouse to receive a death benefit immediately without such additional allocation pursuant to subsection (c)(2) hereof, at such time as contributions for such Plan Year have, in fact, been allocated.

            The death benefit election period shall be a period which begins on the date the Participant enters the Plan and ends on the date of the death of the Participant. Any election hereunder shall be in writing and in such form as the Plan


                                      7-1

          Administrator shall uniformly and nondiscriminatorily require.

          Payment of the death benefit to the Beneficiary of the deceased Participant shall fully discharge the Trustee, the Plan Administrator (and the Committee, if appointed pursuant to Section 9.01 hereof) and the Employer, and each of them, from any and all liability hereunder as to such deceased Participant. The Trustee, the Plan Administrator (and the Committee, if appointed pursuant to Section 9.01 hereof), and the Employer, and each of them, shall not be responsible for the ultimate disposition of such benefit in accordance with any will or other testamentary disposition made by such Participant, or in accordance with the intestacy provisions of any law.

     (b)  Participants with Service Only Before August 23, 1984. The provisions
          -----------------------------------------------------
          of this subsection shall apply to any Participant who is not credited with at least one (1) Hour of Service with the Employer on or after August 23, 1984.

          In the event that such a Participant does not elect an optional form of benefit payment pursuant to subsection (a) hereof within the death benefit election period set forth therein (or if as to Plan Years beginning prior to January 1, 1989 the Plan Administrator declines to approve the election), regardless of whether or not the Participant had been married on his date of death, the death benefit shall be paid to the Beneficiary of the deceased Participant in a single sum; provided, however, that such Beneficiary may elect to receive this death benefit in an optional form of benefit payment pursuant to subsection (a) hereof as if he were the Participant.

     (c)  Participants with Service On or After August 23, 1984. Except as
          -----------------------------------------------------
          provided in subsection (c)(3) hereof with respect to certain Participants in a Plan which is a profit sharing plan, the provisions of this subsection shall apply to any Participant who is credited with at least one (1) Hour of Service with the Employer on or after August 23, 1984.

          (1)  Participants Not Leaving a Surviving Spouse on Death. In the
               ----------------------------------------------------
               event that a Participant does not elect an optional form of benefit payment pursuant to subsection (a) hereof within the death benefit election period set forth therein (or if, as to Plan Years beginning prior to January 1, 1989, the Plan Administrator declines to approve an election), and the Participant does not have a Spouse on the date of his death, the death benefit shall be paid to the Beneficiary of the deceased Participant in a single sum; provided, however, that such Beneficiary may elect to receive this death benefit in an optional

                                      7-2
               form of benefit payment pursuant to subsection (a) hereof as if he were the Participant.

          (2)  Participants Leaving a Surviving Spouse on Death - Qualified
               -------------------------------------------------  ---------
               Preretirement Survivor Annuity. In the event that a Participant
               ------------------------------
               has not selected an optional form of benefit payment or Beneficiary, or both, pursuant to subsection (a) hereof within the death benefit election period set forth therein pursuant to a qualified election, and the Participant has a Spouse on the date of his death, the death benefit shall be paid to the surviving Spouse in the form of an annuity for the Spouse's life; provided, however, that if so provided by the Employer in Item 19 of the Adoption Agreement, the Spouse may elect to receive this death benefit in an optional form of benefit payment pursuant to subsection (a) hereof as if the Spouse were the Participant pursuant to a qualified election at any time prior to ninety (90) days before payment of the death benefit actually commences. Any portion of the value of the death benefit which is not payable to any surviving Spouse shall be paid to the Beneficiary of the deceased Participant in a single sum; provided, however, that such Beneficiary may elect to receive his portion of the death benefit in an optional form of benefit payment pursuant to subsection (a) hereof as if he were the Participant and no qualified election requirement shall apply to such election by the Beneficiary.

          (3)  Special Rule for Certain Profit Sharing Plan Participants.
               ---------------------------------------------------------
               Notwithstanding the foregoing, if the Plan is a profit sharing plan, and if the Participant has a Spouse on the date of his death, then the death benefit (including any proceeds received under a Policy owned by the Trustee on the Participant's life purchased by Employer contributions or Forfeitures allocated to the Participant's Employer Account) shall be paid to the surviving Spouse in the form of a single sum, unless

                 (i) the Participant has selected a Beneficiary other than his Spouse pursuant to a qualified election,

                (ii) the Participant can, and does, elect an annuity option involving life contingencies, or

               (iii) with respect to such Participant, the Plan is a direct or indirect transferee of a defined benefit pension plan, a money purchase pension plan, a target benefit pension plan, a stock bonus plan or any other profit sharing plan which is subject to the survivor annuity


                                      7-3
                      requirements of Section 401(a)(11) and Section 417 of the Code.

          (4)  Qualified Election. A qualified election shall have the meaning
               ------------------
               for this term set forth in Section 6.03(c)(3) hereof, but shall apply to a spousal waiver of the form of payment, or the payment, of the death benefit provided under this subsection instead of the waiver of the Qualified Joint and Survivor Annuity provided under Section 6.03(c)(3). However, in the event the preretirement survivor annuity rules of subsection (c)(2) are applicable as to the Participant, an election to waive the preretirement survivor annuity benefit which is made prior to the first day of the Plan Year in which the Participant attains age thirty-five (35), shall become invalid on the first day of the Plan Year in which the Participant attains age thirty-five (35); provided, however, that, at that time the Participant shall have the right to again elect to waive the preretirement survivor annuity benefit.

          (5)  Notice of Qualified Preretirement Survivor Annuity. If the
               --------------------------------------------------
               Employer provides in the Adoption Agreement that the Participant may waive the qualified preretirement survivor annuity or allows a married Participant to designate a nonspouse Beneficiary, then the Plan Administrator shall provide each Participant whose Spouse may receive a qualified preretirement survivor annuity for such Participant, a written explanation of the qualified preretirement survivor annuity described in subsection (c)(2) hereof in such terms and in such manner as is comparable to the explanation provided pursuant to Section 6.03(c)(4) with respect to the Qualified Joint and Survivor Annuity notice. The Plan Administrator shall provide such Participant with a written explanation of the qualified preretirement survivor annuity within whichever of the following periods ends last: (i) the period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35); (ii) a reasonable period ending after the individual becomes a Participant; (iii) a reasonable period ending after the qualified preretirement survivor annuity is no longer fully subsidized; (iv) a reasonable period ending after this article first applies to the Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Participant who separates from service before attaining age thirty-five (35). In addition, notice shall be provided to


                                      7-4
               active Participants who have not attained age thirty five (35) at such time as may be required by regulation.

               For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (ii),
               (iii) and (iv) is the end of the two (2)-year period beginning one (1) year prior to the date the applicable event occurs, and ending one (1) year after that date. In~the case of a Participant who separates from service before the Plan Year in which age thirty-five (35) is attained, notice shall be provided within the two (2)-year period beginning one (1) year prior to separation and ending one (1) year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

          (6)  Exemptions from Notice Requirement. Notwithstanding the other
               ----------------------------------
               requirements of this Section 7.02(c), the respective notices prescribed by this section need not be given to a Participant if
               (i) the Plan "fully subsidizes" the costs of a qualified preretirement survivor annuity, and (ii) the Plan does not allow the Participant to waive the qualified preretirement survivor annuity and does not allow a married Participant to designate a Beneficiary who is not his Spouse. For purposes of this section, a Plan fully subsidizes the costs of a benefit if no increase in cost, or decrease in benefits to the Participant may result from the Participant's failure to elect another benefit.

       Section 7.03 Designation of Beneficiary. At any time, and from time to
       ---------------------------------------
time, each Participant, or Retired or Separated Participant shall have the right to designate the Beneficiary to receive his death benefit, and to revoke any such designation, but any such designation shall be subject to the spousal waiver when required under the qualified election provisions of Sections 6.03(c)(3) and 7.02(c)(4). Each such designation, or revocation thereof, shall be evidenced by a written instrument filed with the Plan Administrator and signed by the Participant, or Retired or Separated Participant and, if required, the Spouse of such Participant. If no such designation is on file with the Plan Administrator at the time of the death of a Participant or Retired or Separated Participant, or if such designation is not effective for any reason as determined by the Trustee, then the Participant shall be deemed, unless otherwise required by the law, to have designated the following Beneficiaries (if living at the time of the death of the Participant or Beneficiary) in the following order of priority as elected in Item 19(e) of the Adoption Agreement:

     (a)  (1)  the actual spouse of the Participant,


                                      7-5

          (2) the children, including adopted children, of the 'Participant, in equal shares per stirpes,
                           -----------

          (3)  the natural parents of the Participant, in equal shares and

          (4)  the estate of the Participant, or

     (b)  such order as is indicated in Item 19 of the Adoption Agreement.

     Section 7.04 Documentary Proof. The Trustee may require the execution and
     ------------------------------
delivery of such documents, papers and receipts as it may deem reasonably necessary in order to be assured that the payment of any death benefit is made to the person or persons entitled thereto.

     Section 7.05 Disability Benefits. In the event of the Disability of a
     --------------------------------
Participant, and certification thereto by the Plan Administrator to the Trustee, such Participant shall be entitled to one hundred percent (100~) of his Accounts determined on the Valuation Date immediately preceding the payment of the benefit, plus any contributions, or Income gain, allocated to his Accounts after such Valuation Date and less any payments made from his Accounts, or Income loss allocated against such Accounts, since such preceding Valuation Date.

     Section 7.06 Payment of Disability Benefits. Subject to the provisions
     -------------------------------------------
hereof concerning the death of a disabled Participant, any amounts due a disabled Participant pursuant to this article from his Accounts shall be paid or applied for his benefit in accordance with the provisions described in Section
6.03 hereof for the payment of retirement benefits, subject to the form of benefit payment and time limitations of Sections 6.06 and 6.07 hereof, at what would have been his Normal Retirement Date had he remained in Service. However, if allowed pursuant to Item 16 of the Adoption Agreement, a Participant may elect that the commencement date of any Disability benefits shall be any date after his Disability occurred and prior to his Normal Retirement Date; provided, however, that, for Plan Years beginning prior to January 1, 1989, a Participant's election of early commencement of any Disability benefits shall be subject to the approval of the Plan Administrator.

     In the event of the death of a disabled Participant subsequent to the date his Service terminated and prior to the Annuity Starting Date hereunder, the amount payable on behalf of such disabled Participant under Section 7.05 hereof shall be paid in the form provided in Section 7.02 hereof. If the death of a disabled Participant occurs subsequent to the date his Service terminated and after the Annuity Starting Date hereunder, then no death benefit shall be payable, unless provided for under the form of benefit payable pursuant to
Section 6.03.


                                      7-6

                                   ARTICLE 8

                      BENEFITS ON SEPARATION FROM SERVICE


       Section 8.01 Rights of a Separated Participant. A Participant whose
       ----------------------------------------------
Service is terminated by causes other than death, Disability, or retirement, or who incurs a Break in Service, shall have the rights described in this article. In no case, however, shall such a Separated Participant-receive benefits under the Plan prior to his Normal Retirement Date while still employed by the Employer. Failure to return to Service with the Employer by the date on which a Leave of Absence expires shall be considered to be a termination of Service as of the date of such expiration.

       Section 8.02 Vesting of Employer Contributions. Subject to his returning
       ----------------------------------------------
to Service at a time when he may increase the nonforfeitable percentage of his Employer Account or Matching Account (if pursuant to Item 8(b) of the Adoption Agreement the Matching Account is subject to the vesting schedule of Item 16 of the Adoption Agreement), a Separated Participant shall be entitled to the prescribed percentage of such accounts, including all Income allocated thereto, pursuant to the vesting option elected in Item 16 of the Adoption Agreement, such percentage to be determined as of the earlier of the date on which his Service terminates and the date he incurs a Break in Service.

     Section 8.03 Forfeitures. The portion of an Employer Account or Matching
     ------------------------
Account to which a Separated Participant is not entitled, as provided in Sections 5.01 and 8.02 hereof, shall be a Forfeiture as of the earlier of the following dates:

     (a) the date the Separated Participant is paid the entire vested amount of such accounts under the Plan pursuant to Sections 6.08 or 8.06 hereof, or

     (b) the date the Separated Participant incurs five (5) consecutive Breaks in Service (or, in Plan Years beginning before January 1, 1985, the date the Separated Participant incurs a Break in Service).

For purposes of this Section, if (i) pursuant to Section 6.08 hereof and the election in Item 16 of the Adoption Agreement the value of benefits with a value not greater than three thousand five hundred dollars ($3,500) is automatically cashed-out, and (ii) the value of an Employee's Vested Account Balance is zero, the Separated Participant shall be deemed to have received a distribution of such Vested Account Balance and the Employer Account and the Matching Account shall be treated as a Forfeiture as of the date indicated in Item 16 of the Adoption Agreement. For purposes of this paragraph, a Separated Participant's Vested Account Balance shall not include Voluntary Deductible Contributions for Plan Years beginning prior to January 1, 1989.


                                      8-1

     Forfeitures shall be allocated or applied pursuant to Section 4.02 hereof.

     No Forfeitures shall occur solely as a result of an Employee's withdrawal of Employee Contributions, except in certain cases as provided with respect to the withdrawal of mandatory Employee Contributions as set forth in Section 5.01 hereof.

     If a benefit cannot be paid to the Separated Participant or his Beneficiary because he cannot be found, such benefit (subject to overruling law) shall be treated as a Forfeiture but, if treated as a Forfeiture, shall be reinstated if a claim is made by that Participant or his Beneficiary.

     If a Separated Participant receives or is.deemed to receive a distribution of his Vested Account Balance upon termination of his Service and he resumes Service before he incurs five (5) consecutive Breaks in Service (or, in Plan Years beginning before January 1, 1985, before he incurs a Break in Service), then any amount forfeited shall be reestablished in such Participant's account from which it was forfeited; provided, if so elected in Item 8 of the Adoption Agreement, that such Participant shall first repay the full amount of such distribution attributable to Employer Contributions and Matching Contributions, if any, before the earlier of (i) five (5) years after the first day the Employee subsequently resumes Service, and (ii) the date he subsequently incurs five (5) consecutive Breaks in Service after such distribution.

     If a Forfeiture is reestablished as part of an account of a former Separated Participant who has resumed Service without his having to repay the full amount of the distribution, then the resulting Employer Account or Matching Account (as applicable) shall be established on his behalf as a separate bookkeeping account, separate from any account which may be established on his behalf due to resumption of Service. In the event that the Participant later ceases to be a Participant, the amount to which he is entitled from the separate bookkeeping account shall be computed as of the date he ceases to be a Participant pursuant to the following formula:

                       X = P x (AB + (R x D)) - (R x D)

For purposes of solving this equation, "X" is the amount to which the Participant is entitled, "P" is his vested percentage at the relevant time, "AB" is his Employer Account or Matching Account (as applicable) balance at the relevant time, "R" is the ratio of such account balance at the relevant time to such account balance immediately after the distribution, and "D" is the amount of the distribution.

       Section 8.04 Immediate Vesting of Certain Contributions. All Elective
       -------------------------------------------------------
Deferral Contributions, Qualified Non-elective Contributions, Qualified Matching Contributions, Employee Contributions, Rollover Contributions, and Voluntary Deductible Contributions and all Income allocated thereon, shall be fully vested when made and shall be nonforfeitable at all times thereafter.


                                      8-2

     Section 8.05 Benefits Upon Separation from Service. A Separated Participant
     --------------------------------------------------
whose Service terminates for reasons other than death, Disability or retirement, but who has not incurred a Break in Service, shall be entitled to receive the Vested Account Balance (determined at the date his Service terminates), such Accounts to be determined as of the Valuation Date immediately preceding the date of the distribution, increased by any contributions or Income gain, allocated after such Valuation Date and reduced by any payments or withdrawals made from the Accounts, or Income loss allocated against the Accounts, since such preceding Valuation Date.

       Section 8.06 Payment of Service Separation Benefits. Subject to the
       ---------------------------------------------------
provisions hereof concerning the death or Disability of a Separated Participant, any amounts due the Separated Participant pursuant to this article from his Accounts shall be paid or applied for his benefit in accordance with the provisions of Section 6.03 hereof for the payment of retirement benefits, subject to the form of benefit payment and time limitations of Sections 6.06 and
6.07 hereof, at what would have been his Normal Retirement Date had he remained in Service. However, if allowed pursuant to Item 16 of the Adoption Agreement, a Separated Participant may elect that the commencement date of any amounts due the Separated Participant pursuant to this article shall be any date after his Service terminates and prior to his Normal Retirement Date; provided, however, that, for Plan Years beginning prior to January 1, 1989, a Participant's election of early commencement of any amounts due the Separated Participant pursuant to this article shall be subject to the approval of the Plan Administrator.

     In the event of the death of a Separated Participant subsequent to the date his Service terminates and prior to the Annuity Starting Date hereunder, the amount payable on behalf of such Separated Participant under this article shall be paid in the form provided in Section 7.02 hereof as if he were a deceased Participant. If the death of a Separated Participant occurs subsequent to the date his Service terminates and after the Annuity Starting Date hereunder, then no death benefit shall be payable unless provided for on his death under the form of benefit pursuant to Section 6.03.

     In the event of the Disability of a Separated Participant, and certification thereof by the Plan Administrator to the Trustee, subsequent to the date his Service terminates and prior to the commencement of benefits hereunder, the amount payable on behalf of such Separated Participant under this article shall be paid in the form provided in Section 7.06 hereof as if he were a Participant who sustained a Disability. If benefits have commenced hereunder, then in the event of the Disability of a Separated Participant benefits shall continue in the form in which such benefits were being paid on the date of such Disability.


                                      8-3

                                   ARTICLE 9

                              PLAN ADMINISTRATION


       Section 9.01 Appointment of the Plan Administrator. The Plan
       --------------------------------------------------
Administrator shall be the Employer or other entity or entities set forth in
Item 3 of the Adoption Agreement. The Plan Administrator may at any time be removed, with or without cause, and a successor appointed by the Employer.

     The Plan Administrator shall serve without compensation, but the reasonable expenses of the Plan Administrator in discharging its responsibilities shall be borne by the Employer.

     The Plan Administrator may appoint a Committee of not less than three (3) persons to carry out the day to day administrative functions of the Plan in its stead, but such Committee shall not be Plan Administrator unless so designated in Item 3 of the Adoption Agreement.

       Section 9.02 Powers and Duties of the Plan Administrator. The Plan
       --------------------------------------------------------
Administrator shall administer and supervise the operation of the Plan in accordance with the terms and provisions of the Plan.

     The Plan Administrator shall have all power and authority (including discretion with respect to the exercise of that power and authority) necessary, properly advisable, desirable or convenient for the performance of its duties, which duties shall include, but not be limited to, the following:

     (a)  to construe the Plan in good faith;

     (b) to determine eligibility of Employees for participation in the Plan and to notify Employees of their eligibility and of any requirements for such participation;

     (c) to determine and certify eligibility for benefits under the Plan, to maintain one or more separate bookkeeping accounts for each Participant or Beneficiary to which shall be credited the various types of contributions, if any, made under this Plan, and Income thereon, and to direct the Trustee concerning the amount, manner and time of the payment of such benefits and any insurance and annuity contracts to be purchased on behalf of Participants, Retired or Separated Participants and Beneficiaries;

     (d) to prepare and distribute, in such manner as the Plan Administrator determines to be appropriate, information explaining the Plan;

     (e) to require a Participant to complete and file with the Plan Administrator an application for a benefit and all other forms approved by the Plan Administrator, and to furnish


                                      9-1
          all pertinent information requested by the Plan Administrator, which information may be relied upon by the Plan Administrator;

     (f) to adopt such rules as it deems necessary, desirable or appropriate for the administration of the Plan, provided such rules are consistent with the terms and provisions of the Plan; all rules and decisions of the Plan Administrator shall be uniformly and consistently applied to all Participants in similar circumstances;

     (g) to appoint and compensate such agents as it may need in the performance of its duties, with the consent of the Employer; and

     (h)  to receive and review the reports from the Trustee.

     Section 9.03 Plan Administrator Procedures. The Plan Administrator may
       ------------------------------------------
adopt such procedures and regulations as it deems desirable for the administration of the Plan. Such procedures and regulations shall be non-discriminatory and shall to the extent feasible be maintained in writing.

     Section 9.04 Claims and Review Procedures. The Plan Administrator shall
       -----------------------------------------
establish reasonable procedures concerning the filing of claims for benefits hereunder, and shall administer such procedures uniformly. If a claim is wholly or partially denied, the Plan Administrator shall furnish the claimant, within ninety (90) days after receipt of the claim by the Plan Administrator, a notice of such denial, setting forth at least the following information in language calculated to be understood by the claimant:

     (a)  the specific reason or reasons for the denial;

     (b) specific reference to pertinent Plan provisions on which the denial is based;

     (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

     (d)  an explanation of the claims review procedure in the Plan.

     Upon receipt of such notice of denial, or if such a notice is not furnished but the claim has not been granted within ninety (90) days of its filing, the claimant or his duly authorized representative may appeal to an "Appeals Committee" or "Appeals Officer" from time to time appointed by the Employer to hear such appeals, for a full and fair review.

     In submitting a request for review, the claimant or his duly authorized representative may request a review upon written application to the Appeals Committee or Officer, may review pertinent documents, and may


                                      9-2
submit comments in writing. Such request for review must be made within sixty
(60) days of the receipt by the claimant of the notice of denial (or within sixty (60) days of the expiration of the ninety (90) day period beginning with the date of the filing of the claim, if no such notice is received during such period).

     The Appeals Committee or Officer shall respond promptly to a request for review and shall deliver a written decision which shall include, in a manner calculated to be understood by the claimant, the decision itself, specific reasons therefor and specific references to the pertinent Plan provisions on which the decision is based. The decision shall be made not later than sixty
(60) days after the Appeals Committee's or Officer's receipt of the request for review, unless special circumstances (such as, for example, the need to hold a hearing) require an extension of this time; however, in no case shall a decision be rendered more than one hundred and twenty (120) days after receipt of a request for a review. The Plan Administrator and the claimant shall be bound by the decision of the Appeals Committee or Officer.

     Section 9.05 Purchase of Annuities and Incidental Death Insurance. The
     -----------------------------------------------------------------
Plan Administrator shall, if so directed in Item 15 of the Adoption Agreement, or may, if so authorized therein, direct the Trustee ratably to purchase, and pay premiums from the accounts attributable to Employer contributions of a Participant for, one (1) or more ordinary or term insurance policies and/or annuity contracts (hereinafter referred to as Policies) from a Life Insurance Company, including, but not limited to variable annuities, flexible funds or contracts involving mortality assumptions, on the life of a Participant, but such investment shall be subject to the following restrictions:

     (a) In any year in which the total of all amounts allocated to the accounts attributable to Employer contributions of a Participant is insufficient to meet his premium payments, the Trustee shall apply other amounts in his accounts attributable to Employer contributions, to the extent permitted in this article, to the payment of said premiums; provided that, in no event, shall the aggregate of premiums paid under all Policies on the Participant's life ever exceed forty-nine percent (49%) if of the ordinary type, or twenty-four percent (24%) if of the term or universal type, of the total amount of all Employer's contributions on behalf of said Participant. If premiums are paid on both ordinary type Policies and term or universal life type Policies on the life of a Participant, then the sum of one-half (1/2) of the ordinary life premiums and all other life insurance premiums shall not exceed one-fourth (1/4) of the total amount of all Employer contributions on behalf of said Participant. For purposes of these incidental insurance provisions, ordinary life insurance contracts are contracts with both nondecreasing death benefits and nonincreasing premiums.

     (b) The Trustee shall pay all proceeds of any Policy it owns in accordance with the provisions of this Plan, including the


                                      9-3
          qualified election provisions of Sections 6.03(c)(3) and 7.02(c)(4) hereof where applicable. In conformity with such provisions, however, the Plan Administrator may direct the Trustee to distribute the Policy itself instead of the proceeds of any such Policy to the Participant as a portion (equal in value to the cash surrender value of the Policy) of the benefit otherwise due said Participant. In the event that a distribution described in the immediately preceding sentence is made at a time when the cash surrender value of the Policy exceeds the value of the Participant's vested benefit, the Participant may nonetheless receive such a distribution upon paying to the Trustee an amount equal to the difference between said cash surrender value and the value of his vested benefit.

     (c) Any annuity contract which is purchased hereunder to provide benefits otherwise payable under the Plan, and which is distributed to a Retired Participant or Beneficiary, shall be endorsed as "nontransferable."

     The Trustee shall be the owner of all Policies obtained hereunder, and the application for such Policy or Policies shall be in such manner as may be necessary for the Trustee to vest in itself all incidents of ownership. Any such Policy or Policies shall be in such form and substance as the Plan Administrator shall determine, except as herein expressly provided. The premium payments made on account of any such Policy shall be considered as an investment of the accounts attributable to Employer contributions of the Participant on whose life such Policy is issued, and such premium payments shall be charged to such accounts.

     Any dividends or credits earned on Policies shall be allocated to the accounts attributable to Employer contributions of the Participant for whose benefit the Policies are held. In the event of the death of such Participant prior to retirement, the proceeds of such Policy shall be paid to the Trustee and the proceeds shall be credited to the accounts attributable to Employer contributions of such Participant. To the extent the Plan Administrator establishes the amount to be invested in said Policies, as provided in subsection (a) hereof, all Policies shall bear a common premium date and dividends, if any, on said Policies shall be paid in cash to the Trust or shall be used to reduce premiums and shall not reduce the amount otherwise allocable to the Participant's Accounts. The Plan Administrator shall specify whether all Participants shall participate uniformly in the purchase of Policies, or whether each Participant may specify (within the limits established in (a) hereof) the amount of Employer contributions on his behalf which shall be used to purchase such Policies.

     If the Plan is a target benefit pension plan, the Plan Administrator may direct that the amount of the retirement benefit provided to each Participant by Policies shall not be increased until such Participant's Compensation is large enough to increase the retirement benefit through such Policies by a specified minimum amount. This minimum amount may be no greater than one hundred and twenty dollars ($120) each year or ten dollars ($10) per month, or alternatively, expressed as an


                                      9-4
increase in the face amount of the Policy, a minimum increase in the face amount of the Policy which does not exceed one thousand dollars ($1,000).

     In the event of any conflict between the provisions of this Plan and the terms of any Policy issued hereunder, the provisions of the Plan shall control.

     Once instructed by the Plan Administrator to purchase certain Policies, the Trustee shall continue to pay premiums on such Policies as they fall due, subject to the limitations of this subsection, during the continued Participation of the insured and in the absence of direction to the contrary from the Plan Administrator. In the absence of specific instruction from the Plan Administrator, if a Participant's Service terminates, the Trustee shall (i) if the Participant is not entitled to a vested benefit from his Employer Account, cease to pay premiums, or (ii) if the Participant is entitled to a vested benefit from his Employer Account, continue to pay premiums until-the former Participant incurs a Break in Service and shall then cease to pay premiums. When premiums have ceased, the provisions of subsection (b) hereof shall apply.

     Section 9.06 Correction of Errors. If any error or change in records,
     ---------------------------------
including an error resulting from an incorrect or incomplete allocation, results in any Participant, Retired or Separated Participant, or Beneficiary receiving from the Plan more or less than he would have been entitled to receive had the records been correct or had the error not been made, the Plan Administrator, upon discovery of such error, shall correct the error by adjusting, as far as practicable, the accounts in such a manner that the benefits to which such person was correctly entitled shall be paid.


                                      9-5

                                  ARTICLE 10


                                  THE TRUSTEE



     Section 10.01 General Duties. The Trustee shall hold all property
     ----------------------------
received by it hereunder, which, together with the income and gains therefrom and additions thereto, shall constitute the Trust Fund. The Trustee shall manage, invest and reinvest the Trust Fund, collect the income thereof, and make payments therefrom, all as provided in the Plan.

     The Trustee shall be responsible only for the property actually received by it hereunder. It shall have no duty or authority to compute any amount to be paid to it by the Employer or to bring any action or proceeding to enforce the collection from the Employer of any contribution to the Trust Fund.

     Title to the Trust Fund, including all funds and investments held hereunder by the Trustee, shall be and remain in the Trustee, and no Participant, Retired or Separated Participant or Beneficiary shall have any legal or equitable right or interest in the Trust Fund except to the extent that such rights or interests are expressly granted under the provisions of the Plan.

     Section 10.02 General Powers. The Trustee shall have all the powers
     ----------------------------
necessary for the performance of its duties as Trustee. The Trustee shall have the following powers and immunities and be subject to the following duties:

     (a) The Trustee shall receive all contributions hereunder and apply such contributions as hereinafter set forth. The Trustee shall have the custody of and safely keep all cash, securities, property and investments, including any Policies, received or purchased in accordance with the terms hereof.

     (b) Subject to any limitations that may be contained elsewhere in the Plan, the Trustee shall take control and management of the Trust Fund and shall hold, sell, buy, exchange, invest and reinvest the corpus and income of the Trust Fund. All contributions paid to the Trustee under the Plan shall be held and administered by the Trustee as a single Trust Fund, and the Trustee shall not be required to segregate and invest separately any part of the Trust Fund representing accruals or interests of individual Participants in the Plan, except as provided in Sections 4.11, 6.03, 10.09, 10.10 and 10.11 hereof.

     (c) The Trustee may invest and reinvest the funds of the Trust Fund in any property, real, personal or mixed, wherever situate, or whether or not productive of income or consisting of wasting assets, including, without limitation, any and all common and preferred stocks, bonds, notes,

                                     10-1
          puts, debentures, leaseholds, equipment trust certificates, financial futures contracts, mortgages (including without limitation, any collective or part interest in any bond and mortgage or note and mortgage), certificates of deposit, and oil, mineral or gas properties, royalties, interests or rights (including equipment pertaining thereto), without being limited to the classes of property in which trustees are authorized by law or any rule of court to invest trust funds and without regard to the proportion any such property may bear to the entire amount of the Trust Fund.

          Nothing to the contrary withstanding, in performing its duties, the Trustee shall have the power (subject to the provisions of the Plan as amended from time to time relating to investment discretion and investment directions) specifically to invest in units of any collective investment trust or pooled fund sponsored by, or invested in by, the Trustee or an affiliate of the Trustee, including, without limiting the foregoing, all existing or future common, collective or mutual trust funds created, administered and maintained pursuant thereto for which this Trust may be eligible to be a participating Trust (including, but not limited to, any temporary investment or "sweep program" funds or common trust funds designed for investment in real estate established by, or invested in by, the Trustee or an affiliate of the Trustee), as presently constituted or hereafter amended from time to time (the instrument creating each such group trust or common trust fund, together with any amendments, modifications or supplements thereof, heretofore or hereafter made being hereby incorporated herein and made a part hereof as fully, and for all intents and purposes, as if set forth herein in their entirety).

          The Trustee is expressly authorized to invest all or part of the Trust Fund in savings accounts, time deposits, certificates of deposit, money market accounts, repurchase agreements or any other interest-bearing accounts (regardless of the term of such deposits or investments) issued by the Trustee or any of its affiliates, which bear a reasonable interest rate.

          The Trustee is further expressedly authorized to utilize the discount brokerage operation, if any, offered by the Trustee.

     (d) The Trustee may sell or exchange any property or asset of the Trust Fund at public or private sale, with or without advertisement, upon terms acceptable to the Trustee and in such manner as the Trustee may deem wise and proper. The proceeds of any such sale or exchange may be reinvested as is provided hereunder. The purchaser of any such property from the Trustee shall not be required to look to the


                                     10-2
          application of the proceeds of any such sale or exchange by the Trustee.

     (e) The Trustee shall have full power to mortgage, pledge, lease or otherwise dispose of the property of the Trust Fund without securing any order of court therefor, without advertisement, and to execute any instrument containing any provisions which the Trustee may deem proper in order to carry out such actions. Any such lease so made by the Trustee shall be binding, notwithstanding the fact that the term of the lease may extend beyond the termination of the Plan.

     (f) The Trustee shall have the power to borrow money upon terms agreeable to the Trustee and pay interest thereon at rates agreeable to the Trustee, and to repay any debts so created.

     (g) The Trustee shall have the power to exercise any conversion privilege or subscription right available in connection with any securities or other property which it may hold at any time; to oppose, or to consent to, the organization, consolidation, merger or readjustment of the finances of any corporation, company or association, or to the sale, mortgage, pledge or lease of the property of any corporation, company or association, whose securities it may hold at any time; and to do any act with reference thereto, including the exercise of options, the making of agreements or subscriptions and the payment of expenses, assessments or subscriptions which it may deem necessary or advisable in connection therewith; to hold and retain any securities or other property which it may acquire; to write covered listed call options against existing positions or to close such option contracts; and generally to exercise any of the powers of any owner with respect to any stock or other securities or property comprising the Trust Fund.

     (h) The Trustee may, through any duly authorized officer or proxy, vote any share of stock which the Trustee may own from time to time, except as provided in Section 10.09 if an Investment Manager is appointed.

     (i) The Trustee shall retain in cash and keep unproductive of income such funds as from time to time it may deem advisable. The Trustee shall not be required to pay interest on any such cash in its hands pending investment, nor shall the Trustee be responsible for the adequacy of the Trust Fund to discharge any and all payments under the Plan. All persons dealing with the Trustee are released from inquiry into the decision or authority of the Trustee to act.

     (j) The Trustee may hold stocks, bonds, or other securities in its own name as Trustee, with or without the designation of


                                     10-3
          said trust estate, or the name of a nominee selected by it for the purpose, but said Trustee shall nevertheless be obligated to account for all securities received by it as part of the corpus of the trust estate herein created, notwithstanding the name in which the same may be held.

     (k) The Trustee may or may not consult with legal counsel (who may or may not be of counsel to the Employer or the Plan Administrator) concerning any questions which may arise with reference to the construction of this Plan, its duties hereunder, or any action which it proposes to take or omit, and the Trustee shall not be deemed imprudent merely by reason of taking, or refraining to take, any action in accordance with the opinion of such counsel.

     (l) The Trustee may employ such counsel, accountants and other agents as it shall deem advisable. The Trustee may charge the compensation of such counsel, accountants and other agents, the Trustee's compensation for its services in such amounts as may be agreed upon from time to time by the Employer and the Trustee, and any other expenses necessary in the administration of this Plan against the Trust Fund to the extent they are not paid by the Employer.

     (m) If the Plan Administrator so desires, the Trustee may use the Trust Fund to purchase insurance policies or annuity contracts issued by a Life Insurance Company as provided in the Plan.

     (n) The Trustee shall have the power to sell for cash or on credit, to grant options, convert, redeem, exchange for other securities or other property or otherwise to dispose of the securities or other property which it holds at any time; and to engage in writing covered options.

     (o) The Trustee may settle, compromise or submit to arbitration, any claims, debts, or damages, alleged or determined due or owing to or from the Trust; and may commence or defend suits or legal proceedings on the Trust's behalf.

     (p) The Trustee may manage, administer, operate, lease for any number of years (regardless of any restrictions on leases made by fiduciaries), develop, improve, repair, alter, demolish, mortgage, pledge, grant options with respect to, or otherwise deal with any real property or interest therein which it may hold at any time; and may hold any such real property in its own name or in the name of a nominee, with or without the addition of words indicating that such property is held in a fiduciary capacity; and may cause to be formed a corporation or trust, with the aforesaid powers, to hold title to any such real property, all upon the terms and conditions which it may deem advisable.


                                     10-4

     (q) The Trustee may renew or extend, or participate in the renewal or extension of, any mortgage upon such terms as it may deem advisable, and may agree to a reduction in the rate of interest or to any other modification or change in the terms of any mortgage or guarantee pertaining thereto, in-any manner and to any extent that it may deem advisable for the protection of the Trust Fund or the preservation of the value of the investment; may waive any default, whether in the performance of any covenant or condition of any mortgage or in the performance of any guarantee, or may enforce any such default in such manner and to such extent as it may deem advisable; may exercise and enforce any and all rights of foreclosure, may bid in property for foreclosure, may take a deed in lieu of foreclosure, with or without paying a consideration therefor and in connection therewith, may release the obligation on the bond secured by such mortgage, and may exercise and endorse, in any action, suit or proceedings at law or in equity, any rights or remedies in respect to any such mortgage or guarantee.

     (r) The Trustee may form corporations and create trusts to hold title to any securities or other property, all upon such terms and conditions as it may deem advisable.

     (s) The Trustee may make, execute and deliver as Trustee, any and all deeds, leases, mortgages, conveyances, contracts, waivers, releases or other instruments in writing which are necessary or proper for the accomplishment of any of its powers.

     (t) The Trustee may, if the Plan is a profit sharing plan and if the Employer consents, invest up to the amount specified in Item 10 of the Adoption Agreement of the Trust Fund in Qualifying Employer Securities, subject to its fiduciary duties under this article.

     (u) The Trustee may designate a bank or trust company as depositary of the funds or property of the Trust and may retain investment counsel, and the Trustee named herein may deposit funds in its name as Trustee without making bond.

     (v) Without diminution or restriction of the powers vested by law or elsewhere in this Plan, and subject to all the provisions of the Plan, the Trustee, without the necessity of procuring any judicial authorization therefor or approval thereof, shall be vested with, and in the application of its best judgment and discretion on behalf of the beneficiaries of this Plan, shall be authorized to exercise all or any of the powers specifically permitted by statute or judicial decision in, or with respect to, a state in which it does business.


                                     10-5

     (w) The Trustee may do all acts which it may deem necessary to carry out any of the powers either set forth herein or which it otherwise deems to be in the best interest of the Trust Fund.

     Section 10.03 Reliance on Plan Administrator and Employer. Until notified
     ---------------------------------------------------------
pursuant to Section 12.03 hereof that the Plan Administrator or other person authorized to act for the Employer has ceased to act or is no longer authorized to act for the Employer, the Trustee may continue to rely on the authority of such Plan Administrator or other person: The Trustee may rely upon any certificate, notice or direction purporting to have been signed on behalf of the Employer which the Trustee believes to have been signed by the Plan Administrator or other person or persons authorized to act for the Employer. The Trustee may request instructions in writing from the Plan Administrator on other matters and may rely and act thereon.

     Section 10.04 Accounts and Reports. The Trustee shall keep an accurate
     ----------------------------------
record of its administration of the Trust Fund, including a detailed account of all investments, receipts and disbursements, and other transactions hereunder. All accounts, books and records relating hereto shall be open for inspection to any person designated by the Plan Administrator or the Employer at all reasonable times. Within sixty (60) days following the close of each Plan Year, the Trustee shall file with the Plan Administrator a written report setting forth all investments, receipts and disbursements and other transactions during the Plan Year, and such report shall contain an exact description of all securities purchased, exchanged or sold, and the cost or net proceeds of each transaction, and shall show the securities and investments held at the end of such Plan Year, and the market value and cost, as carried on the books of the Trustee, of each item thereof.

     The Trustee shall also provide the Employer and the Plan Administrator with such other information in its possession as may be necessary for the Plan Administrator to comply with the reporting and disclosure requirements of ERISA.

     Upon the expiration of ninety (90) days from the date of filing such report and information, the Trustee shall be forever released and discharged from all liability and accountability to anyone with respect to the recording of its acts or transactions shown in such statement, except with respect to any such acts or transactions as to which the Employer shall file with the Trustee written objections within such ninety (90) day period.

     Section 10.05 Insurance. It shall be the duty of the Plan Administrator
     -----------------------
to direct the Trustee in writing as to the amount and nature of any Policies to be purchased on the life of any Participant or Separated or Retired Participant and the name of the Life Insurance Company from which such purchase shall be made. The Plan Administrator shall also direct the Trustee as to the time that such Policies may be discontinued or transferred to a Participant or Separated or Retired Participant and the conditions under which the transfer shall be made.


                                     10-6

     Section 10.06 Disbursements. The Trustee, upon written instructions from
     ---------------------------
the Plan Administrator, shall make distributions or payments, including monthly payments, to the Participants, Retired or Separated Participants, and Beneficiaries who qualify for such benefits and shall purchase, transfer, discontinue or surrender any Policies. The Trustee shall have no liability to the Employer, the Plan Administrator or any other person in making such distributions or payments. The Trustee shall not be required to determine or make any investigation to determine the identity or mailing address of any person entitled to benefits under the Plan and shall have discharged its obligation in that respect when it shall have sent checks and other papers by ordinary mail to such person or persons at such addresses as may be certified to it in writing by the Plan Administrator, except in the case of malfeasance, gross negligence or willful misconduct in such matters by the Trustee.

     Section 10.07 Payment in Kind. Whenever the Trustee is empowered
     -----------------------------
hereunder to make any payment or distribution, the Trustee shall have the power, in its sole discretion, to make such payment in cash or in kind, or partly in cash and partly in kind. The assets of the Trust Fund shall be valued, for the purposes of making, or of computing the amount of, such payment or distribution, at their fair market value at the dates of such payments or distributions or at any other date, as the Trustee shall, in its absolute discretion, determine.

     Section 10.08 Authority of Trustee. At no time during the administration
     ----------------------------------
of the Trust Fund shall the Trustee be required to obtain any court approval of any act required of it in connection with the performance of its duties or in the performance of any act required of it in the administration of its duties as Trustee. The Trustee shall have full authority to exercise its judgement in all matters and at all times without court approval of such decisions; provided, however, that if any application to, or proceeding or action in, the courts is made, only the Employer and the Trustee shall be necessary parties, and no Participant in the Plan or other person having an interest in the Trust Fund shall be entitled to any notice or service of process. Any judgment entered in such proceeding or action shall be conclusive upon all persons claiming an interest under the Trust Fund.

     Section 10.09 Appointment of Investment Manager. The Employer, if it has
     -----------------------------------------------
so elected in Item 10 of the Adoption Agreement, may at any time and from time to time appoint in writing an Investment Manager or Managers to manage all or any portion of the assets of the Plan, and may revoke any such appointment previously made. For purposes hereof, the Employer shall mean only the entity executing the Adoption Agreement as "Employer", but shall not mean any organization executing the Plan as an "Adopting Employer." While such an appointment is in effect, the relations among the Plan Administrator, Employer, Investment Manager and Trustee shall be governed by the following provisions:

     (a) The Employer shall certify to the Trustee the name or names of any Investment Manager appointed by it to manage the investment or reinvestment of all or any portion of the Trust Fund. Such certificate shall also state that the


                                     10-7

          Investment Manager has acknowledged his Fiduciary status with respect to the Plan in writing.

     (b) The Trustee shall segregate any portion of the Trust Fund held by it which will be subject to the management of an Investment Manager into one or more separate accounts to be known as investment manager accounts and shall charge any expenses related to investments directed by an Investment Manager against such accounts. Each Investment Manager shall have the right and power to manage the investment and reinvestment of his investment manager account. The Trustee shall follow the directions of the Investment Manager with respect to the account of such Investment Manager and shall not be obligated to invest or otherwise manage any such investment manager account. All directions given by an Investment Manager to the Trustee shall be in writing, signed by an officer or a partner of the Investment Manager or by such other person or persons as may be designated by such officer or partner. Subject to such conditions as may be approved by the Employer and Trustee, the Investment Manager may place direct orders for the purchase or sale of securities or other property for its investment manager account, provided, that the Trustee shall nevertheless retain custody of the assets comprising said account.

     (c) If the Employer, by written notice to the Trustee, terminates the authority of an Investment Manager but does not appoint a successor to manage the investment and reinvestment of the account of such Investment Manager, the portion of the Fund then held in such investment manager account shall return to the unsegregated portion of the Fund and the Trustee shall have authority to manage the investment and reinvestment of such account. Until receipt of a written notice terminating the authority of an Investment Manager, the Trustee shall be fully protected in relying upon the latest prior written notice of appointment of an Investment Manager.

     (d) Any Investment Manager may, in writing, authorize the Trustee to invest any portion of his investment manager account in short-term investments. The Trustee, in its sole discretion, may make such investments either directly or by investment collectively with other assets, including but not limited to investment in any common, commingled, collective, mutual or pooled trust fund established and maintained by the Trustee, or an affiliate of the Trustee, for the investment of funds administered in a fiduciary capacity.

     (e) The Trustee shall not be responsible for any loss caused by its acting upon any notice, direction or certification of any Investment Manager appointed by the Employer which the Trustee reasonably believes to be genuine. The Trustee


                                     10-8
          shall have no duty to question any direction, action or inaction of any Investment Manager taken as provided in this section. The Trustee shall have no duty to review the securities or other property held in any investment manager account or to make any suggestions to any Investment Manager or to the Employer with respect to the investment, reinvestment, or disposition of investments in any investment manager account. The Trustee shall not be responsible for the results arising from the Trustee's compliance with the instructions of any Investment Manager.

     (f) The Trustee shall not be responsible for determining the reasonableness of any compensation paid to or agreed to be paid to an Investment Manager. Any such compensation to an Investment Manager shall be paid from the Trust Fund, if the Plan Administrator so directs.

     (g) With respect to any share of stock in the investment manager account, the Investment Manager may, through any duly authorized officer or proxy, vote any such stock.

     Section 10.10 Direction by the Employer. If so elected by the Employer in
     ---------------------------------------
Item 10 of the Adoption Agreement, the Employer shall have the right to manage the investment and reinvestment of all or any portion of the Trust Fund. For purposes hereof, the Employer shall mean only the entity executing the Adoption Agreement as "Employer", but shall not mean any organization executing the Plan as an "Adopting Employer." The Employer shall furnish the Trustee with written instructions with respect to such investments. The Trustee shall segregate any portion of the Trust Fund held by it which is subject to the management of the Employer into one (1) or more separate accounts and shall charge any expenses related to investments directed by the Employer against such accounts.

     Section 10.11 Direction by Participants. If so elected by the Employer in
     ---------------------------------------
Item 10(a) of the Adoption Agreement, then each Participant shall manage the investment and reinvestment of all or a portion (as indicated in Item 10(a)) of his Accounts.

     If so elected by the Employer in Item 10(b) of the Adoption Agreement, then the Plan Administrator may elect, by providing written notice to the Trustee on a form and in a manner designated by the Trustee, to permit Participants to direct the investment of their Accounts. The Plan Administrator may limit such investments to investment options which the Plan Administrator and the Trustee have jointly approved. The Plan Administrator shall establish uniform and nondiscriminatory rules and restrictions with respect to such directed investments.

     The Trustee shall carry out the investment directions of a Participant hereunder as soon as practicable after receipt of each such direction, but nothing herein shall be construed to compel the Trustee to accept as a directed investment hereunder an investment which the Trustee, in its sole discretion, determines inadvisable to make, or to continue to make. Any election hereunder shall be in writing in a form acceptable to


                                     10-9
the Trustee and shall remain in effect until a contrary election is properly submitted by the Participant to the Trustee (including an election to reinvest the previously Participant directed amount in the general assets of the Trust
Fund), or the Trustee deems it advisable to invoke the preceding sentence and gives written notice of its intent to the Participant.

     For purposes hereof, the Employer shall mean only the entity executing the Adoption Agreement as the "Employer", but shall not mean any organization executing the Plan as an "Adopting Employer." The Plan Administrator shall notify the Trustee in writing of any rules which it has established with respect to Participant directed investments. The Trustee shall segregate any portion of the Fund held by it which is subject to the management of a Participant into one
(1) or more separate accounts to be known as "participant directed investment accounts" and shall charge any expenses related to investments directed by a Participant against his accounts. All investment income or losses on investments in such separate accounts shall be credited only to such separate accounts. Such separate accounts shall not share in any Income of the remaining general assets of the Trust Fund. If permitted by the Trustee, the Plan Administrator may direct the Trustee that loans to Participants made pursuant to Section 5.02, to the extent permissible under the limitations of both Section 5.02 and this section, shall be deemed to be directed investments hereunder.

     However, any investment of assets of a participant directed investment account in collectibles (within the meaning of Section 408(m)(2) of the Code) occurring after December 31, 1981, is prohibited, or, if inadvertently made, shall be considered to be a distribution from the Plan.

     Section 10.12 Protection of Trustee and Investment Manager When
     ---------------------------------------------------------------
Participant or Employer Directs Investments. Neither the Trustee nor any
-------------------------------------------
Investment Manager shall be responsible for any loss caused by its acting upon any notice, direction or certification furnished by any Participant or the Employer pursuant to Section 10.10 or Section 10.11 which the Trustee or Investment Manager reasonably believes to be genuine. Neither the Trustee nor any Investment Manager shall have the duty to question any direction, action or inaction of any Participant or the Employer acting pursuant to Section 10.10 or
Section 10.11. Neither the Trustee nor any Investment Manager shall have the duty to review the securities or other property held in the account of any such Participant or to make any suggestions to such Participant or to the Employer with respect to the investment, reinvestment or disposition of investments made by any such Participant or by the Employer. Neither the Trustee nor any Investment Manager shall be responsible for the results arising from their compliance with the instructions of any such Participant or the Employer.

     Section 10.13 Indemnification of Trustee When Acting Pursuant to
     ----------------------------------------------------------------
Investment Directions. The Employer agrees to hold the Trustee harmless and
---------------------
defend the Trustee against any claims alleged to have been caused by its action pursuant to investment instructions from or by its failure to act in the absence of investment instructions from any Investment Manager,


                                     10-10

Participant or the Employer except in the case of malfeasance, gross negligence or willful misconduct in such matters by the Trustee.

     Section 10.14 Right of Trustee to Direct Investments. If no Investment
     ----------------------------------------------------
Manager has been appointed, if the Employer does not have or has not exercised the right to manage the investment and reinvestment of all or any portion of the Fund, and if Participants do not have or have not exercised the right to direct the investment and reinvestment of all or any portion of their accounts, the Trustee shall be free to manage the investment and reinvestment of all or any portion of the Fund under the powers granted by this Trust as if Sections 10.09 through 10.13 were not a part of this Trust.

     Section 10.15 Trustee to Trustee Transfers. A direct transfer of plan
     ------------------------------------------
assets attributable to a Participant's participation in other pension, profit sharing or stock bonus plans qualified under Section 401(a) of the Code (including notes evidencing the Participant's debt to the Plan on plan loans) to this Plan from such other plan by that plan's trustee may be allowed in cash or other property acceptable to the Trustee pursuant to this Section 10.15. For Plan Years commencing before January 1, 1989, a direct transfer of assets to this Plan pursuant to this Section 10.15 may be allowed, subject to the discretion of the Employer. For Plan Years commencing after December 31, 1988, a direct transfer of assets to this Plan shall be allowed, if so elected by the Employer in Item 9 of the Adoption Agreement. However, any restrictions on distributions of such transferred assets under such other plan which are also required under current law shall be maintained under this Plan with respect to such assets. In no event shall transfers be allowed from plans which would require the Plan to offer forms of benefit payment which are not indicated in
Item 19 of the Adoption Agreement. Likewise, the Trustee may make such a direct transfer of assets attributable to a Participant's participation in this Plan to another pension, profit sharing or stock bonus plan qualified under Section 401(a) of the Code from this Plan.

     A separate bookkeeping account shall be established on behalf of each Participant on whose behalf assets have been transferred, and the balance of each such account shall be fully vested at all times. Such direct trustee to trustee transfers shall not be considered in determining the maximum benefits permissible under the Plan pursuant to Section 4.07 hereof or as contributions by the Employer under Sections 3.01 or 13.03 of this Plan.

     A Participant may direct the Trustee to invest the entire amount credited to such Participant's separate account in a particular manner or in a diversity of manners, subject to prior written approval by the Trustee and the Plan Administrator. Such individual election shall be made to the Trustee in writing on a form, and at such time, as prescribed by the Trustee. The Trustee shall carry out any such direction of such Participant as soon as practicable after receipt of the individual election, shall segregate such Participant's account from the general assets of the Trust Fund, and shall earmark the directed investment as allocable only to such Participant's account.


                                     10-11

     Any direction by a Participant shall remain in effect until another valid direction has been made by the Participant or until the Trustee is authorized by the Participant to permit the amount credited to the Participant's account to be reinvested as a general asset of the Trust Fund. The Trustee shall be fully protected in relying upon the latest valid written investment direction of a Participant, and shall not be responsible for any loss caused by its acting on any direction which the Trustee reasonably believes to be valid. The Trustee shall have no duty to question any direction, action or inaction of any Participant taken pursuant to this section, nor shall the Trustee have a duty to review any investment or to make any suggestions with respect to the investment, reinvestment or disposition of investments under an individually directed account. Notwithstanding the foregoing, however, the Trustee shall be responsible in such matters in the case of its malfeasance, gross negligence or willful misconduct.

     Unless, upon prior approval by the Trustee, a Participant directs his separate account be invested apart from the general assets of the Trust Fund, each such separate account shall be credited each Plan Year with the net rate of investment return earned by the Trust Fund, as calculated annually by the Plan Administrator.

     Section 10.16 Custodial Duties. The Trustee may delegate any of its
     ------------------------------
ministerial powers or duties hereunder, including the signing of any checks drawn on its account, to any one of its agents or employees. In addition, the Trustee may delegate its responsibility to physically hold and safeguard the assets of the Plan to a custodian which is a duly licensed bank or such other person who demonstrates to the satisfaction of the Commissioner of Internal Revenue that the manner in which that other person shall discharge its custodial duties shall be consistent with the requirements of the Code.

     Section 10.17 Action by Trustee. If there is more than one Trustee, then
     -------------------------------
they shall act by a majority of their number, but may authorize one or more of them to sign documents or papers on their behalf.

                                     10-12

                                   ARTICLE 11

                     AMENDMENT AND TERMINATION OF THE PLAN

       Section 11.01 Amendment of Regional Prototype Plan Document. By the
       -----------------------------------------------------------
authority delegated by the Employer in Item 28 of the Adoption Agreement, the Sponsor shall have the power, at any time and from time to time, to modify, alter or amend the Adoption Agreement and/or this regional prototype plan document, subject to the provisions of this article. A copy of any such amendment or amendments shall be delivered within thirty (30) days after the adoption thereof to each Employer who has adopted the regional prototype plan document, and no such amendment or amendments shall become effective until at least thirty (30) days after written notice thereof has been given to each such Employer.

       Section 11.02 Amendment of the Adoption Agreement and Plan. The Employer
       ----------------------------------------------------------
may (i) change the choice of options in the Adoption Agreement, (ii) add overriding language in the Adoption Agreement when such language is necessary to satisfy Section 415 or Section 416 of the Code because of the required aggregation of multiple plans, and (iii) add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as individually designed. The Employer may also amend administrative provisions involving the Trust of the Plan (such as provisions relating to investments and the duties of the Trustee), provided the amended provisions are not in conflict with any other provision of the Plan and do not prevent the Plan from qualifying under Code Section 401(a), and, provided further, that if the Employer has adopted a standardized Adoption Agreement, it may only amend the provisions involving the Trust with regard to the names of the Plan, the Employer, the Trustee or custodian, Plan Administrator and other Fiduciaries, the trust year, or the name of any pooled trust fund in which the Trust will participate. An Employer (i) that amends the Plan for any other reason, including a waiver of the minimum funding requirement under Section 412(d) of the Code, or (ii) that chooses to discontinue participation in the Plan as amended by the Sponsor and does not substitute another approved regional prototype or an approved master or prototype plan, shall no longer participate in this regional prototype plan and shall be considered to have an individually designed plan. A copy of any amendments to the Adoption Agreement shall be filed with the Trustee and the Sponsor. Only the Employer which is the entity executing the Adoption Agreement as the "Employer," and not any organization executing the Plan as an "Adopting Employer," shall have the authority to amend the Plan under this article.

       Section 11.03 Limitations on Amendments. Subject to the provisions of
       ---------------------------------------
Section 12.05 hereof, neither the Trustee nor the Employer shall have the right to amend the regional prototype plan document, the Plan or the Adoption Agreement in the following respects.

     (a) No amendment may be made which shall vest in any Employer, directly or indirectly, any interest in, or ownership or

                                     11-1
          control of, any of the present or subsequent funds set aside for Participants pursuant to the Plan.

     (b) No part of funds of the Trust shall, by reason of any amendment, be used for or diverted to purposes other than for the exclusive benefit of Participants, Retired or Separated Participants, or their Beneficiaries or for administration expenses of the Plan.

     (c) No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. Notwithstanding the preceding sentence, a Participant's account balance may be reduced to the extent permitted under Section 412(c)(8) of the Code. For purposes of this paragraph, a Plan amendment which has the effect of decreasing a Participant's account balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of a Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's Accounts will not be less than the percentage computed under the Plan without regard to such amendment.

     (d)  No amendment may be made to Item 16 of the Adoption Agreement under
          Section 11.02 hereof by the Employer, or to the Plan by Plan amendment under Section 11.01 hereof by the Sponsor, that may in any way directly or indirectly affect the computation of the Participant's nonforfeitable percentage, unless each Participant who has completed three (3) or more Years of Service at the date of adoption of such amendment is given the right to elect irrevocably to have his nonforfeitable benefits computed without regard to such amendment. For Participants who do not have at least one (l) Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "five (5)" for "three (3)" where such number appears. Such election must be made within the period beginning on the date of adoption of the amendment and ending sixty (60) days after the latest of:

            (i)  the date the amendment is adopted,

           (ii)  the date the amendment becomes effective, and

          (iii) the date on which the Participant is furnished written notice of the amendment.

     Section 11.04 Removal or Resignation of Trustee. The Trustee may at any
     -----------------------------------------------
time be removed as Trustee of the Plan by written action of the governing body of the Employer with or without cause, upon written notice

                                     11-2
to that effect sent or delivered to the Trustee, such removal to be effective sixty (60) days after such notice is given. For purposes hereof, the Employer shall mean only the entity executing the Adoption Agreement as "Employer", but shall not mean any organization executing the Plan as an "Adopting Employer".

       The Trustee may resign as Trustee of the Plan upon written notice to that effect sent or delivered to the Employer, such resignation to be effective sixty
(60) days after such notice is given.

       Upon mutual, written agreement by the Employer and the Trustee, the sixty
(60) day period in this section may be waived or a shorter period substituted.

       For purposes hereof, the term "Trustee" shall include any individual Trustee if more than one (l) Trustee exists.

       Section 11.05 Successor Trustee. In the event of the resignation or
       -------------------------------
removal of the Trustee, the Employer shall appoint a successor trustee in place of the resigned or removed Trustee.

       Within one hundred and twenty (120) days after written notice of removal or resignation, the Trustee shall file with the Employer affected a written report setting forth all investments, receipts and disbursements and other transactions effected by it since the end of the preceding Plan Year. Such report shall be in the same form and be subject to the same requirements as the annual report.

       The Trustee, if not paid by the Employer, is authorized to reserve such sum of money or to liquidate such property and reserve the proceeds thereof as it may deem advisable for the payment of its expenses and/or charges in connection with the settlement of its account or otherwise, and any such balance of such reserve remaining after the payment of such expenses and charges shall be paid over to the successor trustee or trustees, or to the Participants in the event of termination.

       Section 11.06 Intent to Continue Plan. The Employer has established the
       -------------------------------------
Plan with the bona fide intention and expectation that from year to year it will be able, and will deem it advisable, to continue the Plan and to make its contributions as herein provided. However, the Employer realizes that circumstances not now foreseen or circumstances beyond its control may make it either impossible or inadvisable to continue the Plan or to make such contributions. The Employer shall have the right to modify, suspend, or discontinue contributions to the Plan at any time and from time to time, and such action shall not be deemed to be a termination of the Plan unless it constitutes a complete discontinuance of contributions by the Employer to the Plan.

       Section 11.07 Termination or Partial Termination of the Plan by the
       -------------------------------------------------------------------
Employer. In the event the Employer concludes that it is impossible or
--------
inadvisable for the Employer to continue the Plan or to continue to make its contributions as herein provided, the governing body of the Employer shall have the right to terminate the Plan by an appropriate resolution or resolutions which shall specify the date of termination. A

                                     11-3
certified copy of such resolution or resolutions shall be delivered to the Plan Administrator, the Sponsor and the Trustee, and as soon as possible thereafter the Plan Administrator shall send or deliver to each then Participant a notice of such action.

     If a determination is made that the Plan has experienced a complete or partial termination, the accounts of affected Participants shall become nonforfeitable without regard to Section 8.02 hereof.

       Section 11.08 Termination of the Plan on Happening of Certain Events. The
       --------------------------------------------------------------------
Plan shall automatically terminate upon the happening of any of the following events:

       (a)  Discontinuance or liquidation of the Employer's business;

       (b) The merger or consolidation of the Employer with any other corporation or business organization, or the sale by the Employer of substantially all of its assets to any corporation or business organization which shall fail to adopt and continue the Plan within ninety (90) days from the effective date of such consolidation, merger or sale of assets.

       (c) Complete discontinuance of contributions by the Employer to the Plan.

       Section 11.09 Distribution of Trust Fund Upon Complete Termination. Upon
       ------------------------------------------------------------------
complete termination of the Plan, each Participant, Retired or Separated Participant, or Beneficiary shall be entitled to receive any amounts then credited to his Accounts in the Trust Fund, after payment of all expenses and proportional adjustment of Participants' Accounts to reflect such expenses, investment gains or losses and reallocations to the date of termination. The Trustee shall make payment of such amounts pursuant to the provisions of Section
8.06 hereof as if the former Participants of the Plan upon termination were Separated Participants; provided, however, that if the Plan does not offer an annuity option and the Employer does not maintain any other defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code), the Participant's account balance may, without the Participant's consent, be distributed to the Participant. Upon the distribution of all of the Trust Funds as aforesaid, the Trustee shall be discharged from all obligations under the Trust and no Participant, Retired or Separated Participant, or Beneficiary shall have any further rights or claim therein.

       Section 11.10 Successor Organization. In the event of a merger or
       ------------------------------------
consolidation of any Employer or transfer of all or substantially all of its assets to any corporation, partnership or association, provision may be made by such successor corporation, partnership or association for its election of the continuance of this Plan as to such successor entity. Such successor shall, upon its election to continue this Plan, be substituted in place of the transferor Employer by an instrument duly authorizing such substitution and duly executed by such Employer and its successor. Upon notice of such substitution, accompanied by a certified

                                     11-4
copy of the resolutions of the governing body of such Employer and the governing body of its successor authorizing such substitution and delivered to the Trustee, the Trustee shall be authorized to recognize such successor in the place of the transferor Employer.

       Section 11.11 Minimum Benefit Upon Plan Merger, Consolidation or Transfer
       -------------------------------------------------------------------------
of Assets. In the event of any merger or consolidation of the Plan with, or the
---------
transfer of assets or liabilities of the Plan to, any other plan or trust, each Participant, Retired or Separated Participant and Beneficiary shall be entitled upon any subsequent termination of the successor plan or trust immediately after the merger, consolidation or transfer to a benefit in an amount not less than he would have been entitled to receive if the Plan had terminated immediately before the merger, consolidation or transfer.

       Section 11.12 Termination of Plan with Respect to an Adopting Employer.
       ----------------------------------------------------------------------
In the event that two or more Employers participate in a single Trust Fund pursuant to the provisions of Section 4.08 hereof, each Adopting Employer reserves the right to terminate its participation in the Plan in accordance with
Section 11.07 hereof, and the occurrence of either of the events set out in
Section 11.08 hereof with respect to an Adopting Employer shall constitute termination of such Adopting Employer's Plan. In the event of any such termination, the Trustee shall segregate the portion of the Trust Fund attributable to participation in the Plan by the Employees of such Employer, and the amount so segregated shall be subject to the provisions of Section 11.09 hereof.

       Section 11.13 Special Distribution Rules. Elective Deferrals, Qualified
       ----------------------------------------
Non-elective Contributions, and Qualified Matching Contributions, and Income allocable to each are not distributable to a Participant or his Beneficiary in accordance with such Participant's or Beneficiary's election, earlier than upon separation from Service, death, or Disability. However, such amounts may also be distributed upon:

       (a) termination of the Plan without the establishment of another defined contribution plan;

       (b) the disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of section 409(d)(2) of the Code) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets;

       (c) the disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of section 409(d)(3) of the Code) if such corporation continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary.

       (d) the attainment of age fifty-nine and one-half (59-1/2) in the case of a profit-sharing plan.

                                     11-5

       (e)  the hardship of the Participant as described in Section 5.01.

       All distributions that may be made pursuant to one or more of the foregoing distributable events are subject to the spousal and Participant consent requirements (if applicable) contained in Sections 401(a)(11) and 417 of the Code.

                                     11-6

                                   ARTICLE 12

                   CERTAIN PROVISIONS AFFECTING THE EMPLOYER

       Section 12.01 Duties of the Employer. The Employer shall furnish the
       ------------------------------------
Trustee and the Plan Administrator with the information required herein. The Employer shall make its contributions as the same may be appropriated by due action, which contributions may be in cash or in other property acceptable to the Trustee. The Employer shall keep accurate books and records with respect to its Employees and their compensation.

       Section 12.02 Right of Employer to Discharge Employees. The adoption and
       ------------------------------------------------------
maintenance of the Plan shall not be deemed to constitute a contract between the Employer and any Employee, or to be a consideration for, or an inducement or condition of, the employment of any person. Nothing herein contained, nor any action taken hereunder, shall be deemed to give to any Employee the right to be retained in the Service of the Employer or to interfere with the right of the Employer to discharge any Employee at any time, nor shall it be deemed to give to the Employer the right to require the Employee to remain in its Service, nor shall it interfere with the Employee's right to terminate his Service at any time.

     Section 12.03 Information to be Furnished. As soon as practicable after the
     -----------------------------------------
close of each Plan Year, the Employer shall deliver to the Plan Administrator a full and complete list of all Employees entitled to participate in the Plan during such Plan Year, together with the information required to perform the allocation described in Article 4 hereof with respect to such Plan Year. As soon as possible after the completion of the Adoption Agreement, and from time to time thereafter, the Employer and the Plan Administrator shall certify to the Trustee the names and specimen signatures of any representatives of the Employer who have authority to act on its behalf with respect to the Plan.

       Section 12.04 Communications from Employer to Trustee. All notices,
       -----------------------------------------------------
certifications, directions, information and other communications from the Employer to the Trustee shall be in writing subscribed by an officer of the Employer. The Trustee may rely upon and shall be protected in acting upon any information furnished to it by the Employer as aforesaid. Any certification by the Employer of the information required or permitted to be certified to the Trustee pursuant to the provisions of the Plan, shall, for all purposes of the Plan, be binding upon all parties in interest; provided that whenever any Employee proves to the satisfaction of the Employer that his age, period of employment or his compensation as so certified is incorrect, the Employer shall correct such certification unless the Employee is deemed to be estopped.

       Section 12.05 No Reversion to Employer. The Employer has no beneficial
       --------------------------------------
interest in the Trust Fund, and no part of the Trust Fund shall revert or be repaid to the Employer, directly or indirectly, except:

                                     12-1

       (a)  in the event of initial non-qualification as described in Section
            15.07 hereof, in which case the contribution with interest, if any, shall be returned to the Employer within one (1) year after the date such initial qualification is denied;

       (b) in the event that a contribution is made to the Plan conditioned upon qualification of the Plan as amended, such contribution shall be returned to the Employer upon the determination that the amended Plan fails to qualify under the Code; provided that:

             (i) the Plan amendment is submitted to the Internal Revenue Service for qualification within one (1) year after the date the amendment is adopted, and

            (ii) such contribution that was made conditioned upon the Plan's requalification is returned to the Employer within one (1) year after the date the Plan's requalification is denied;

       (c) in the event that the deduction of an Employer contribution to the Plan under Section 404 of the Code is disallowed, in which case the contribution (to the extent disallowed) shall be returned to the Employer, upon the request of the Employer, within one (1) year after the disallowance of the deduction; or

       (d) in the event that any Employer contribution is made by mistake of fact, in which case the amount of such mistaken contribution shall be returned to the Employer provided no more than one (1) year has elapsed since the date of payment by the Employer of the mistaken contribution.

            Section 12.06 Indemnification by Sponsor. The right of
            ----------------------------------------
indemnification granted to each director, officer or employee of the Employer under the governing articles of organization of the Employer, as from time to time amended, shall apply to any action taken by the Plan Administrator or by any individual member of the Plan Administrator in connection with the Plan.

                                     12-2

                                   ARTICLE 13

                                TOP HEAVY PLANS

     Section 13.01 Top Heavy Plans. The provisions of this article are designed
     -----------------------------
to meet the requirements of Section 416 of the Code and shall apply in every Plan Year beginning after December 31, 1983, in which this Plan is a Top Heavy Plan. Accordingly, if the Plan is a Top Heavy Plan in any Plan Year beginning after December 31, 1983, the provisions of this article shall automatically supersede any conflicting provisions in the Plan or Adoption Agreement. If the Plan covers employees of two or more Employers who are not members of the same Controlled Group, the determination as to whether the Plan is a Top Heavy Plan and the application of the minimum benefit and vesting requirements shall apply separately as to such Employers.

       Section 13.02 Definitions. For purposes of this article, and only this
       -------------------------
article, unless a term defined in this article is the subject of explicit reference elsewhere in the Plan, the following terms when used herein, unless the context specifically or clearly indicates otherwise, shall have the meanings set forth hereinafter:

       (a) "Compensation" shall mean, for each Employee, compensation as that
           -------------
     term is defined in Section 415(c)(3) of the Code, plus amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the employee's gross income under Section 125, Section 402(a)(8), Section 402(h) or Section 403(b) of the Code. However, "Compensation" shall not include compensation in excess of two hundred thousand dollars ($200,000), as adjusted by the Secretary at the same time and in the same manner as under Section 415(d) of the Code.

       (b)  "Determination Date" shall mean, with respect to any Plan Year
            -------------------
            subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the Determination Date shall be the last day of such Plan Year.

       (c)  "Key Employee" shall mean any Employee or former Employee (or
            -------------
            Beneficiary of such Employee or former Employee) who, at any time during the determination period, was (i) an officer of the Employer having an annual Compensation greater than fifty percent (50%) of the maximum dollar limitation in effect under Section 415(b)(1)(A) of the Code for any such Plan Year, (ii) an owner (or a person considered an owner under Section 318 of the Code) of one (1) of the ten (10) largest interests in the Employer if such interest is directly or indirectly greater than one half percent (1/2%), and such individual's Compensation exceeds the maximum dollar limitation under Section 415(c)(1)(A) of the Code for any such Plan Year, (iii) an owner of more than five percent (5%) of the Employer or

                                     13-1

            (iv) an owner of more than one percent (1%) of the Employer who has an annual Compensation of more than one hundred and fifty thousand dollars ($150,000). The determination period is the Plan Year containing the Determination Date and the four (4) preceding Plan Years. The determination of who is a Key Employee shall be made in accordance with Section 416(i)(1) of the Code and regulations thereunder.

       (d)  "Non-Key Employee" shall mean any Employee who is not a Key
            -----------------
            Employee.

       (e)  "Permissive Aggregation Group" shall mean the Required Aggregation
            -----------------------------
            Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

       (f)  "Present Value" shall mean the present value of a benefit based only
            --------------
            on the interest and mortality rates specified in Item 20 of the Adoption Agreement if the Employer also maintains a defined benefit pension plan.

       (g)  "Required Aggregation Group" shall mean as follows:
            ---------------------------

            (1) each qualified plan of the Employer in which at least one (1) Key Employee participates or participated at any time during the determination period (regardless of whether the plan terminated), and

            (2) any other qualified plan of the Employer which enables a plan described in the preceding subsection (1) to meet the requirements of Sections 401(a)(4) or 410 of the Code.

       (h)  "Super Top Heavy Plan" shall mean, for any Plan Year beginning after
            ---------------------
            December 31, 1983, the Plan if it would be a Top Heavy Plan under
            Section 13.02(i) hereof if the words "ninety percent (90%)" were substituted for the words "sixty percent (60%)" in subsection 13.02(i) hereof.

       (i)  "Top Heavy Plan" shall mean, for any Plan Year beginning after
            ---------------
            December 31, 1983, the Plan if any of the following conditions exists:

            (1) If the Top Heavy Ratio for this Plan exceeds sixty percent (60%) and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

            (2) If this Plan is a part of a Required Aggregation Group of plans, but not part of a Permissive Aggregation Group, and the Top Heavy Ratio for the Required Aggregation Group of plans exceeds sixty percent (60%).

                                     13-2

            (3) If this Plan is a part of a Required Aggregation Group and is also a part of a Permissive Aggregation Group, and the Top Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

       (j)  "Top Heavy Ratio" shall mean as follows:
            ----------------

            (1) If the Employer maintains one (1) or more qualified defined contribution plans (including any simplified employee pension plan under Section 408(k) of the Code), but the Employer has not maintained any qualified defined benefit pension plan which during the five (5) year period ending on the Determination Date(s) has or has had accrued benefits, then the Top Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the account balances of all Key Employees thereunder as of the Determination Date(s) (including any part of any account balance distributed in the five (5) year period ending on the Determination Date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the five (5) year period ending on the Determination Date(s)), both computed in accordance with Section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the Top Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date(s), but which is required to be taken into account on that date under Section 416 of the Code and the regulations thereunder.

            (2) If the Employer maintains one (1) or more qualified defined contribution plans (including any simplified employee pension plan under Section 408(k) of the Code), and the Employer maintains or has maintained one (1) or more qualified defined benefit pension plans which during the five (5) year period ending on the Determination Date(s) has or has had accrued benefits, then the Top Heavy Ratio for the Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of account balances for all Key Employees thereunder determined in accordance with subsection (j)(l) herein and the present value of accrued benefits for all Key Employees thereunder as of the Determination Date(s), and the denominator of which is the sum of the account balances for all Participants thereunder determined in accordance with subsection (j)(l) herein and the present value of accrued benefits for all Participants thereunder as of the Determination Date(s), all determined in accordance with Section 416 of the Code and regulations thereunder. The accrued benefits under a qualified defined benefit pension plan in both

                                     13-3
                 the numerator and denominator of the Top Heavy Ratio are increased for any distribution of an accrued benefit made in the five (5) year period ending on the Determination Date(s).

            (3) For purposes of the preceding subsections (j)(l) and (j)(2), the value of account balances and the present value of accrued benefits shall be determined as of the most recent Top Heavy Valuation Date that falls within or ends with the twelve (12) month period ending on the Determination Date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second plan years of a qualified defined benefit pension plan. The account balances and accrued benefits of a Participant (i) who is a Non-Key Employee, but who was a Key Employee in a prior year, or (ii) who has not been credited with at least one (1) Hour of Service with any Employer maintaining the relevant qualified plan at any time during the five (5) year period ending on the Determination Date shall be disregarded. The calculation of the Top Heavy Ratio, and the extent to which distributions, rollovers and transfers are taken into account shall be made in accordance with Section 416 of the Code and the regulations thereunder. Deductible employee contributions shall not be taken into account for purposes of computing the Top Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits shall be calculated with reference to the determination dates that fall within the same calendar year.

                 The accrued benefit of a Participant other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(C) of the Code.

       (k)  "Top Heavy Valuation Date" shall mean, with respect to any Plan
            -------------------------
          Year, for this Plan, the Determination Date, and shall mean with respect to any Plan Year for a defined benefit pension plan maintained by the Employer, the day within the twelve (12) month period ending on the determination date for such defined benefit pension plan as of which the actuarial determination of the minimum funding standard is calculated.

       Section 13.03 Minimum Allocations in Single Plan. Notwithstanding the
       ------------------------------------------------
provisions of Section 4.01 hereof, and before any contributions are allocated thereunder, minimum Employer Contributions shall be made and allocated pursuant to this section in a Plan Year in which the Plan is Top Heavy.

                                     13-4

       (a)  Profit Sharing Plans. If the Plan is a profit sharing plan, then the
            --------------------
            Employer contributions (and Forfeitures, if Forfeitures are to be allocated in the same manner as Employer contributions) shall be allocated to the Employer Account of each Participant as follows.

            (1)  Minimum Allocation. First, Employer contributions (and
                 ------------------
                 Forfeitures, if to be allocated) shall be allocated to each Participant in the proportion which his Compensation bears to the total Compensation paid to all Participants; provided, however, that no Employee shall receive under this stage of the minimum top-heavy allocation more than three percent (3%) of his Compensation as an allocation. In any Plan Year in which the Plan has elected to be subject to the provisions of
                 Section 13.05(a), the figure of three percent (3%) shown in the immediately preceding sentence may be modified pursuant to the provisions of Section 13.05(a) or 13.06, as applicable.

            (2)  Integrated Minimum Allocation. Second, if an integrated
                 -----------------------------
                 allocation formula has been elected in Item 13(b) of the Adoption Agreement, additional Employer contributions (and Forfeitures, if to be allocated) shall be allocated to each Participant who is eligible to share in the allocation of Employer Contributions pursuant to Section 4.01, in the proportion which his Compensation in excess of the integration level elected in Item 13(b)(1) of the Adoption Agreement bears to the total such excess Compensation paid to all such Participants; provided, however, that no Employee shall receive under this stage of the allocation a higher percentage of his Compensation in excess of said integration level than the lesser of (i) the percentage of his Compensation allocated to him in the first stage of the minimum top-heavy allocation described in (1) above, or (ii), the percentage specified in
                 Item 13(b)(2) of the Adoption Agreement.

            (3)  Restricted Regular Allocation. Third, any Employer
                 -----------------------------
                 contributions (and Forfeitures, if to be allocated) remaining unallocated shall be allocated pursuant to the provisions of
                 Section 4.01 hereof; provided, however, that all allocations under the Plan pursuant to Section 4.01 shall be determined with respect to Compensation as that term is defined in Section
                 1.10 hereof, but subject to the dollar limitation set forth in
                 Section 13.02(a) hereof. Further, if an integrated allocation formula has been elected in item 13(b) of the Adoption Agreement, the percentage disparity selected in Item 13(b)(2) of the Adoption Agreement shall be reduced, for purposes of the allocation pursuant to Section 4.01, by the percentage of the Participant's Compensation in excess of the

                                     13-5
                 integration level which has been allocated to him pursuant to the "Integrated Minimum Allocation" described in (2) above.

         (b)  Money Purchase Pension Plans and Target Benefit Pension Plans. If
              -------------------------------------------------------------
              the Plan is either a money purchase pension plan or a target benefit pension plan, then the Employer contributions allocated to the Employer Account of each Participant shall be the greater of the following.

              (1)  Minimum Allocation. A minimum allocation equal to the lesser
                   -----------------
                   of (i) three percent (3%) of such Participant's Compensation or (ii) an amount equal to such Participant's Compensation multiplied by the largest percentage of Employer contributions which would have been allocated on behalf of any Key Employee for that Plan Year with respect to such Key Employee's Compensation under Section 4.01 hereof; or

            (2) Restricted Regular Allocation. The regular allocation equal to
                -----------------------------
                an amount determined pursuant to Section 4.01 hereof; provided, however, that the allocation pursuant to Section 4.01 hereof shall be determined with respect to Compensation as that term is defined in Section 1.10 hereof, but subject to the dollar limitation set forth in Section 13.02(a) hereof.

            If the allocation performed according to this Section 13.03(b) results in the allocation of Employer contributions in excess of the amount of such contributions which would have been allocated if the Plan had not been Top Heavy, then the Employer shall contribute an amount equal to the amount of such excess, in addition to the contribution required under Section 3.01(c) for the Plan Year.

       (c)  Minimum Allocation Requirements. The minimum allocation provided for
            -------------------------------
            in subsections (a)(l) and (b)(l) hereof shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation, for the Plan Year because of the following:

            (1) the Participant's failure to complete one thousand (1,000) Hours of Service.

            (2) the Participant's failure to make mandatory Employee contributions, if any, required for participation in the Plan; or

            (3) the Participant's Compensation was less than any stated required amount.

                                     13-6

                 This subsection shall not apply, however, to any Participant who was not employed by the Employer on the last day of the Plan Year.

                 In determining Employer contributions under this section, Elective Deferral Contributions, Matching Contributions or benefits under Chapter 2 of the Code (relating to taxes on self-employed income), Chapter 21 of the Code (relating to the Federal Insurance Contribution Act) or any other Federal or State laws (including Title II of the Social Security Act) shall not be taken into account.

                 The minimum allocations required hereunder (to the extent required to be nonforfeitable under Section 416(b) of the Code) shall not be forfeitable under subsections 411(a)(3)(B) (regarding the suspension of benefits upon reemployment of a retiree) or 411(a)(3)(D) (regarding withdrawal of mandatory contributions) of the Code.

       Section 13.04 Minimum Vesting Schedules. For any Plan Year in which this
       ---------------------------------------
Plan is a Top Heavy Plan, the minimum vesting schedule as elected by the Employer in Item 20(b) of the Adoption Agreement shall automatically apply to the Plan; provided, however, that if the Employer has selected a regular vesting schedule in Item 16 of the Adoption Agreement under which the vested percentage for that Plan Year is greater than that provided in Item 20(b) of the Adoption Agreement, then the greater vested percentage under Item 16 shall apply. This vesting provision applies to all benefits within the meaning of Section 411(a)(7) of the Code (except those which are otherwise immediately nonforfeitable when contributed to the Plan, if any), including benefits accrued before the effective date of Section 416 of the Code and benefits accrued before the Plan became a Top Heavy Plan. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as a Top Heavy Plan changes for any Plan Year. However, this section does not apply to the account balances of any Employee who does not have an Hour of Service after the Plan has initially become a Top Heavy Plan, and such Employee's vested interest in his Employer Account and Matching Account shall be determined without regard to this section.

     In the absence of an alternative affirmative election by the Employer, the vesting schedule stated at option (ii) of Item 20(b) shall apply hereunder.

       Section 13.05 Special Limitations on Top Heavy Allocations in Multiple
       ----------------------------------------------------------------------
Plans: "Code Section 415(e) Buy-Back". If for any Plan Year the Plan is a Top
------------------------------------
Heavy Plan, and the Employer maintains or has ever maintained a qualified defined benefit pension plan, then in applying the limitations of Section 4.07 of the Plan the words "one hundred percent (100%)" shall be substituted for the words "one hundred and twenty-five percent (125%)" in both the Defined Benefit Fraction and the Defined Contribution Fraction, as such terms are defined in
Section 4.07 of the Plan, unless the Employer elects to "buy-back" the use of the "one hundred twenty-five percent (125%)" limit with respect to any Plan Year in which the Plan is not Super Top Heavy by providing minimum benefits in excess of those otherwise required pursuant to the provisions of Section 13.03. An

                                     13-7

Employer accomplishes this "Code Section 415(e) Buy-Back" by electing to retain the use of the "one hundred twenty-five percent (125%)" limit in Item 20(c)(1)(i) of the Adoption Agreement and by agreeing in such Item either (1) to provide the required increased minimum benefits under the defined benefit plan or (2) to provide the required increased minimum benefits in this Plan according to one (1) of the following methods.

       (a) The Employer may elect to provide the minimum accruals set out in this Section 13.05(a) by electing (in Item 20(c)(1)(ii) of the Adoption Agreement) to be subject to the following provision.

            (1) Any Employee who is a Participant otherwise entitled to receive top heavy allocations from this Plan, but who is not entitled to receive a minimum benefit from the defined benefit pension plan, shall receive a minimum nonintegrated allocation of four percent (4%) of Compensation under subsections 13.03(a)(1) or 13.03(b)(1) of this Plan instead of three percent (3%) of Compensation.

            (2) If the Employer has elected to provide the required increased minimum benefits in this Plan, then each Employee who participates in this Plan and who also participates in the defined benefit pension plan shall receive a minimum nonintegrated allocation of seven and one-half percent (7-1/2%) of Compensation under subsections 13.03(a)(1) or 13.03(b)(1) of this Plan instead of three percent (3%) of Compensation.

            (3) If the Employer has elected to provide the required increased minimum benefits in the defined benefit pension plan, then each Employee who participates in this Plan and who also participates in the defined benefit pension plan shall not be entitled to receive a minimum allocation under this Plan.

       (b) The Employer may elect (by setting out overriding provisions in Item 20(c)(1)(ii) of the Adoption Agreement) to provide the minimum accruals required by Code Section 416(h)(2) by some method other than that set out in Section 13.05(a).

       If the Plan is one (1) of multiple qualified plans maintained by the Employer and has not elected to provide the required minimum benefits under
Section 13.05(a), and the Employer has not elected to utilize the Code Section 415(e) Buy-Back provisions, then the Employer shall provide (by setting out overriding provisions in Item 20(c)(1)(ii) of the Adoption Agreement) minimum benefit accruals pursuant to Section 416(f) of the Code.

       Section 13.06 Minimum Defined Contribution Plan Allocations Under Super
       -----------------------------------------------------------------------
Top Heavy Multiple Plans or Without Code Section 415(e) Buy Back. In any Plan
----------------------------------------------------------------
Year in which the Plan and a defined benefit pension plan maintained by the Employer are subject to the Employer's election

                                     13-8
under Item 20(c)(1)(ii) of the Adoption Agreement, if the plans are considered Super Top Heavy or if the Employer has elected not to utilize the Code Section 415(e) Buy-Back, then minimum nonintegrated allocations shall be made under this section.

       (a) Any Employee who is a Participant otherwise entitled to receive top heavy allocations from this Plan, but who does not participate in the defined benefit pension plan, shall receive a minimum nonintegrated allocation of three percent (3%) of Compensation under 13.03(a) (15 of this Plan.

       (b) If the Employer has elected to provide the required increased benefits in this Plan, then each Employee who is a Participant in this Plan and who also participates in the defined benefit pension plan shall receive a minimum nonintegrated allocation of five percent (5%) of such Participant's Compensation under subsections 13.03(a)(1) or 13.03(b)(1) this Plan instead of three percent (3%) of Compensation.

       (c) If the Employer has elected to provide the required increased minimum benefits in the defined benefit pension plan, then each Employee who participates in this Plan and who also participates in the defined benefit pension plan shall not be entitled to receive a minimum allocation under this Plan.

                                     13-9

                                   ARTICLE 14

                                  PAIRED PLANS

       Section 14.01 Paired Plans. The provisions of this article shall apply if
       --------------------------
this Plan is a Paired Plan. Under this article, Sections 14.02 and 14.03 shall apply with respect to Plan Years in which the Plan is paired hereunder with another defined contribution plan maintained by the Employer.

       With respect to such Paired Plans, the term "Compensation" shall have the meaning set forth in Section 13.02(a) hereof.

       Section 14.02 Defined Contribution Paired,Plans Prevention of Duplication
       -------------------------------------------------------------------------
of Allocations. In any Plan Year in which the Plan is a Paired Plan with another
--------------
defined contribution plan, the Employer shall provide each Employee who is a Participant in this Paired Plan and who participates in the other defined contribution Paired Plan the minimum nonintegrated allocation specified under this article only in that Paired Plan indicated in Item 20(c)(1)(iii) of the Adoption Agreement.

       Section 14.03 Forfeitures in Paired Plans. If this Plan is a Paired Plan,
       -----------------------------------------
then the minimum nonintegrated allocations provided by this Plan under this article shall include in their computation Forfeitures, if Forfeitures are to be allocated in the same manner as Employer contributions pursuant to Item 8 of the Adoption Agreement.

       Section 14.04 Integrated Paired Plans. If the Paired Plans involve
       -------------------------------------
integration with Social Security, then only one (1) Paired Plan shall be integrated.

                                     14-1

                                   ARTICLE 15

                            MISCELLANEOUS PROVISIONS

       Section 15.01 Allocation of Responsibility Among Fiduciaries for Plan and
       -------------------------------------------------------------------------
Trust Administration. The Employer, the Plan Administrator (and the Committee,
--------------------
if appointed pursuant to Section 9.01 hereof), the Investment Manager, if any, and the Trustee shall be named Fiduciaries under the Plan, but only with respect to their respective specific responsibilities under the Plan.

       Each Fiduciary shall have only those specific powers, duties, responsibilities and obligations as are specifically given it under the Plan. Each Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan authorizing or providing for such direction, information or action. Furthermore, each Fiduciary may rely upon any such direction, information or action of any other Fiduciary as being proper under the Plan and is not required under the Plan to inquire into the propriety of any such direction, information or action. It is intended under the Plan that each Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan and shall not be responsible for any act or failure to act of another Fiduciary. No Fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value.

       Each Fiduciary shall discharge its duties set forth in the Plan solely in the interests of the Participants, Retired or Separated Participants and their Beneficiaries and:

     (a)  for the exclusive purpose of:

          (1)  providing benefits to such persons; and

          (2)  defraying reasonable expenses of administering the Plan;

     (b) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

       Section 15.02 Alienation or Assignment of Benefits. The right of any
       --------------------------------------------------
Participant, Separated or Retired Participant, or Beneficiary in any benefit or to any payment hereunder or to any segregated account shall not be anticipated, conveyed, assigned, mortgaged or encumbered either by voluntary or involuntary action or by operation of law, except as permitted herein; nor shall any such right or interest be in any manner subject to levy, attachment, execution, garnishment or any other seizure under legal, equitable or other process, except pursuant to a qualified domestic relations order, as defined in Section 414(p) of the Code, or pursuant to a domestic relations order entered before January 1, 1985, under which payment of benefits under that order has commenced as of such date. Otherwise, such interest in this Plan shall be payable only in

                                     15-1
accordance with the provisions hereof; provided, however, that distributions pursuant to a qualified domestic relations order may be made without regard to the age or employment status of the Participant.

       Section 15.03 Headings. The headings and sub-headings of Articles and
       ----------------------
Sections are included solely for convenience of reference, and if there be any conflict between such headings and the text of the Plan, the text shall control.

       Section 15.04 Construction of the Plan. All legal questions pertaining to
       --------------------------------------
the Plan shall be determined in accordance with the laws of the state in which the Employer principally does business, except insofar as they have been superseded by the provisions of ERISA, and all contributions hereunder shall be deemed to have been made in that state. For purposes hereof, the Employer shall mean only the entity executing the Adoption Agreement as "Employer", but shall not mean any organization executing the Plan as an "Adopting Employer."

       In the construction of the Plan, the masculine gender shall include the feminine, and the singular shall include the plural, unless the context clearly indicates otherwise.

       Section 15.05 Claims to Plan Benefits. Each Participant, Retired or
       -------------------------------------
Separated Participant, Beneficiary or any other person who shall claim the right to any payment or benefit under the Plan, shall look only to the Trust Fund for such payment or benefit and shall not have any right, claim or demand therefor against the Employer.

       Section 15.06 Legally Incompetent. If any Participant, Retired or
       ---------------------------------
Separated Participant, or Beneficiary is a minor, or is in the judgment of the Plan Administrator otherwise legally incapable of personally receiving and giving a valid receipt for any payment due him hereunder, the Plan Administrator may, unless and until claim shall have been made by a guardian or conservator of such person duly appointed by a court of competent jurisdiction, direct that such payment, or any part thereof, be made to such person or to such person's spouse, child, parent, brother or sister, or other person deemed by the Plan Administrator to be a proper person to receive such payment. Any payment so made shall be, to the extent of the payment, a complete discharge to the Employer, the Plan Administrator (and the Committee, if appointed pursuant to Section 9.01 hereof) and the Trustee of any liability under the Plan.

       Section 15.07 Non-Qualification Exclusion. The Employer which is the
       -----------------------------------------
entity executing the Adoption Agreement as the "Employer" (but not any organization executing the Plan as an "Adopting Employer"), if required for evidence of qualification under Revenue Procedure 89-13, shall apply to the Internal Revenue Service for a determination of the qualification of its Plan and Trust under the provisions of Sections 401(a) and 501(a), respectively, of the Code within ninety (90) days after the date of adoption of the Plan by the Employer, or within ninety (90) days after the date of any amendment to the Plan, unless an extension of time for such filing is approved by the Sponsor. Such application for a determination shall be made with due regard for the requirement that notice of such application be given to each person who qualifies as an interested party.

                                     15-2

     If an Employer's Plan fails to meet the requirements for qualification, the Employer shall be precluded from including this regional prototype plan document as part of its Plan until such time as all requirements are met. If the Plan established by an Adopting Employer at any time fails to retain qualification, such Plan shall cease to participate as a regional prototype plan under Revenue Procedure 89-13. If the Employer's Plan fails to attain or retain qualification, such Plan shall be considered an individually designed plan. Funds held in Trust on behalf of the Employer shall be segregated, or otherwise disposed of, for the exclusive benefit of the Employer's Employees within sixty (60) days after the date of determination of disqualification. Provided, however, that if the Employer which is the entity executing the Adoption Agreement as the "Employer" shall fail to receive an initial letter of qualification from the Internal Revenue Service, all contributions to the Plan by the Employer or any Adopting Employer shall be returned to such Employer pursuant to Section 12.05 hereof and the Trustee shall be discharged from all obligation thereunder.

       Section 15.08 Control of Trades or Businesses by Owner-Employee. If this
       ---------------------------------------------------------------
Plan provides contributions or benefits for one (1) or more Owner-Employees who control both the business for which this Plan is established and one (1) or more other trades or businesses, then this Plan and the plan established for other trades or businesses shall, when considered as a single plan, satisfy Code Sections 401(a) and (d) for the employees of this and all other trades or businesses.

       If the Plan provides contributions or benefits for one (1) or more Owner-Employees who control one (1) or more other trades or businesses, then the employees of the other trades or businesses shall be included in a plan which satisfies Code Sections 401(a) and (d) and which provides contributions and benefits not less favorable than provided for Owner-Employees under this Plan.

       If an individual is covered as an Owner-Employee under the plans of two
(2) or more trades or businesses which are not controlled, and the individual controls a trade or business, then the contributions and benefits of the employees under the plan of the trades or businesses which are controlled shall be as favorable as those provided for the Owner-Employee under the most favorable plan of the trade or business which is not controlled.

       For purposes of the preceding paragraphs, an Owner-Employee, or two (2) or more Owner-Employees, shall be considered to control a trade or business if the Owner-Employee, or two (2) or more Owner-Employees together:

       (1)  own the entire interest in an unincorporated trade or business, or

       (2) in the case of a partnership, own more than fifty percent (50%) of either the capital interest or the profits interest in the partnership.

       For purposes of the preceding sentence, an Owner-Employee, or two (2) or more Owner-Employees shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee, or such two (2) or more Owner-Employees, are considered to control within the meaning of the preceding sentence.

                                     15-3

IN WITNESS WHEREOF, Bryan, Pendleton, Swats & McAllister has caused this Regional Prototype Defined Contribution Plan and Trust to be executed by its duly authorized representative on this 19th day of September, 1990.


                    BRYAN, PENDLETON, SWATS & MCALLISTER


                    By:     /s/ Joseph P. McAllister
                       ------------------------------------------

                    Title:  Partner
                          ---------------------------------------

                                     15-4

                                     BPS&M

             REGIONAL PROTOTYPE DEFINED CONTRIBUTION PLAN AND TRUST

                               ADOPTION AGREEMENT

                                  SAVINGS PLAN



                                   ADOPTED BY



                    CAVALRY BANKING, A FEDERAL SAVINGS BANK
                    ---------------------------------------
                               (Name of Employer)



                                     AS THE



                      Cavalry Banking 401(k) Savings Plan
                      -----------------------------------
                                 (Name of Plan)



                   Adoption Agreement #002 (Non-standardized)
                  Defined Contribution Basic Plan Document #01


--------------------------------------------------------------------------------
WHEN YOU COMPLETE THIS FORM IT BECOMES AN IMPORTANT DOCUMENT WITH LEGAL AND TAX IMPLICATIONS AND SHOULD BE REVIEWED BY YOUR ATTORNEY. BPS&M DOES NOT PRACTICE LAW AND CANNOT GIVE THE EMPLOYER LEGAL ADVICE.
--------------------------------------------------------------------------------


                                TABLE OF CONTENTS
                                -----------------

         ITEM                                                              PAGE
         ----                                                              ----
         1        PLAN INFORMATION                                            1
         2        EMPLOYER INFORMATION                                        1
         3        PLAN ADMINISTRATION                                         2
         4        EMPLOYEE CLASSES EXCLUDED                                   2
         5        ELIGIBILITY AND PARTICIPATION                               3
         6        MEASURING SERVICE                                           4
         7        COMPENSATION                                                5
         8        EMPLOYER CONTRIBUTIONS AND FORFEITURES                      6
         9        PARTICIPANT CONTRIBUTIONS AND TRANSFERS                    13
         10       INVESTMENTS                                                15
         11       ALLOCATION OF EMPLOYER CONTRIBUTIONS                       15
         12       ALLOCATION IN YEAR OF TERMINATION                          17
         13       LOANS                                                      18
         14       IN-SERVICE WITHDRAWALS                                     18
         15       INSURANCE                                                  20
         16       TERMINATION OF EMPLOYMENT (VESTING SCHEDULE)               20
         17       VESTING SERVICE EXCLUSIONS                                 23
         18       RETIREMENT REQUIREMENTS                                    23
         19       FORMS OF BENEFIT PAYMENT                                   24
         20       TOP HEAVY PLANS (CODE SECTION 416)                         25
         21       MULTIPLE PLANS-LIMITATION ON TOTAL BENEFITS                27
                               (CODE SECTION 415)
         22       SERVICE WITH PREDECESSOR EMPLOYER                          29
         23       CONTROLLED GROUPS                                          29
         24       OTHER ADOPTING EMPLOYERS                                   29
         25       COMPENSATION OF TRUSTEE                                    30
         26       APPOINTMENT OF TRUSTEE                                     30
         27       COORDINATION OF PLAN ADMINISTRATOR AND TRUSTEE             30
         28       AMENDMENT BY EMPLOYER                                      30

                              ADOPTION INFORMATION
                              --------------------

     THIS ADOPTION AGREEMENT, and the provisions of the BPS&M Regional Prototype Defined Contribution Plan and Trust, are hereby adopted by the Employer named hereinafter in order to establish a qualified plan and trust for the exclusive benefit of participating Employees of the Employer and their beneficiaries.

     Plan Name: Cavalry Banking 401(k) Savings Plan
                ---------------------------------------------------------------

ITEM 1 PLAN INFORMATION.
-----------------------

     (a)  The Employer hereby

          [_]  establishes the above-named Plan

          [_] amends, restates and continues the above-named Plan, which was originally effective on __________________________________,

          [X] amends, restates and continues as the above-named Plan the plan previously named the Cavalry Banking Money Purchase Pension Plan,
                                    -------------------------------------------
               which was originally effective on April 1, 1978,
                                                --------------

          by adopting the BPS&M REGIONAL PROTOTYPE DEFINED CONTRIBUTION PLAN AND TRUST as established on September 19 1990.
                                      ------------------

     (b) The Effective Date of this Plan adoption or amendment shall be January 1, 1993.
          ---------    --

     (c)  The Plan Year shall end on December 31.
                                     -----------

     (d)  The Limitation Year shall be [X] the Plan Year.

                                       [_] the 12 consecutive month period
                                           ending on           .
                                                     ----------

     (e)  The Plan is a profit sharing plan which [X] does [_] does not contain
                                                      ----     --------
          Elective Deferral Contributions. (Note: the "does" box should be elected only if Elective Deferral Contributions are allowed in Item 8(a)).

ITEM 2 EMPLOYER INFORMATION.
---------------------------

     The Employer furnishes the following information:

     Name: Cavalry Banking, A Federal Savings Bank
           -----------------------------------------------------

     Business address: 114 West College Street Murfreesboro. TN 37130
                       ------------------------------------------------------

     Telephone number (including area code): (615) 893-1234
                                              ---  --- ----

     Nature and principal location(s) of business: Mutual Savings Bank
                                                   --------------------------
     ------------------------------------------------------------------------
     ------------------------------

     Four-digit business code number used on Form 5500:  6   0   3   0
                                                        --- --- --- ---

     Date of incorporation or commencement of business:   1929
                                                       ----------------------

     Employer's I.R.S. Employer Identification Number:   62-0302550
                                                      -----------------------

     Three-digit number assigned to the Plan:                 0  0  2
                                                           ----------

     Employer's tax year ends:  December 31
                              -----------------------------------------------

     Employer contributes to the following additional pension or profit sharing plans: Cavalry Banking Defined Benefit Plan
           ------------------------------------------------------------------
     ------------------------------------------------------------------------

     Type of Entity:  [X]   Corporation  [_]   S Corporation

         [_] Sole Proprietorship    [_]  Partnership  [_]  Tax Exempt
                                                           Organization

         [_] Professional Corporation          [_]  Professional Association

     Note:  Tax Exempt Organizations may not elect Elective Deferral
     ----
            Contributions in Item 8(a).


ITEM 3 PLAN ADMINISTRATION.
--------------------------

     The Trustee shall be

     (specify) Name:  N. Gary Brown. Frank Crosslin, W. Henry Huddleston
                    ---------------------------------------------------------
     Address: 114 West College Street, Murfreesboro, TN 37130
             ----------------------------------------------------------------
     Telephone Number:   (615) 893-1234
                      -------------------------------------------------------

     The Plan Administrator, whose duties are set forth in Article 9 of the Plan, and the agent for service of process shall be

     [X]  The Employer, Attn:    Mr. Ed C. Loughry. Jr.
                             ------------------------------------------------
          Telephone Number:      (615) 893-1234
                           --------------------------------------------------

     [_]  Other (specify):
                          ---------------------------------------------------
          -------------------------------------------------------------------
          -------------------------------------------------------------------
          Telephone Number:
                           --------------------------------------------------
          Address:
                  -----------------------------------------------------------


ITEM 4 EMPLOYEE CLASSES EXCLUDED.
--------------------------------

     The following class(es) of persons employed by the Employer shall not be eligible to participate in the Plan:

     [_]  (a) No exclusions.

     [_]  (b) Hourly paid

     [_]  (c) Salaried

     [_]  (d) Piece work paid

     [_]  (e) Commission paid

     [X] (f) Employees covered by a collective bargaining agreement between the Employer and representatives of such Employees in which retirement benefits were the subject of good faith bargaining, except as otherwise provided in the collective bargaining agreement. For this purpose, the term "representatives of such Employees" shall not include any organization more than 1/2 of whose members are Employees who are owners, officers or executives of the Employer.

     [_]  (g) Leased Employees.

     [_]  (h) Others (specify): __________________________________________


ITEM 5 ELIGIBILITY AND PARTICIPATION
------------------------------------

     (a)  Eligibility: Employees shall become eligible to participate in the
          -----------
          Plan upon satisfaction of the following age and/or service requirements:

          (1)  Age requirement (check one block):

               [_] The Plan shall have no age requirement for eligibility.

               [X]  Attainment of age 21 (note: not more than age 21).
                                      --

          (2)  Service requirement (check one block):

               [_]  The Plan shall have no service requirement for eligibility.

               [X]  1** (note: not more than 1*) Years of Service.
                    ---  ----

               [_]  the date _______ note:  not more than 12*) months after the
                                     ----
                    day the Employee was first employed by the Employer.

               *If this Adoption Agreement applies to any Plan Year beginning prior to January 1, 1989, then the service requirement for each such Plan Year shall be ____________ (note: the same as in the
                                                      ----
               prior plan document).

          Each Employee who has satisfied the above age and service requirements as of the Effective Date of this adoption shall be eligible to become a Participant on the Effective Date. If this is an amendment of a plan, no Employee who has been a Participant under the Plan prior to this amendment and who is otherwise eligible to participate in this Plan shall be excluded from participation because of failure to satisfy the above age and service requirements.

**See Attachment A.

     (b)  Entry into Participation: An Employee who has satisfied the
          ------------------------
          requirements for eligibility set out in (a) above shall become a Participant in the Plan on the entry date (as defined in this Item 5(b)) coincident with or immediately following the date on which he satisfies the eligibility requirements.

          The Plan shall have (check one block):

          [_]  An annual entry date (the Anniversary Date). (Note: You can elect
                                                             ----
               an annual entry date only if the Plan's age requirement is 20-1/2 or less and the Plan's service requirement is 6 months or less.)

          [X] Semi-annual entry dates (the Anniversary Date and the day 6 months after the Anniversary Date).

          [_] Quarterly entry dates (the Anniversary Date and the days 3, 6, and 9 months after the Anniversary Date).

          [_]  Monthly entry dates (the first day of each calendar month).

          [_]  Daily entry dates.


ITEM 6 MEASURING SERVICE.
------------------------

     Service shall be determined for all purposes under the Plan on the basis selected as follows. (Note: Only one method from options (a) through (f)
                           ----
     may be selected for any class of Employees; if different methods are selected for different classes of Employees, then the combination of methods selected cannot result in discrimination. If only one method is selected, it shall apply to all classes of Employees covered by the Plan.)

     Counting Hours of Service
     -------------------------

     Hours of Service shall be counted:

     [X] (a) On the basis of actual hours for which an Employee is paid or entitled to payment.

     [_] (b) On the basis of days worked: an Employee shall be credited with 10 Hours of Service if under Section 1.31 of the Plan such Employee would be credited with at least 1 Hour of Service during the day.

     [_] (c) On the basis of weeks worked: an Employee shall be credited with 45 Hours of Service if under Section 1.31 of the Plan such Employee would be credited with at least 1 Hour of Service during the week.

     [_] (d) On the basis of semi-monthly payroll periods: an Employee shall be credited with 95 Hours of Service if under Section 1.31 of the Plan such Employee would be credited with at least 1 Hour of Service during the semi-monthly payroll period.

     [_] (e) On the basis of months worked: an Employee shall be credited with 190 Hours of Service if under Section 1.31 of the Plan such Employee would be credited with at least 1 Hour of Service during the month.

     Elapsed Time
     ------------

     Instead of counting Hours of Service, Service under the Plan shall be determined:

     [_] (f) On the basis of "elapsed time," as provided for in Section 1.31 of the Plan.

     Classes of Employees
     --------------------

     If more than one method of measuring Service is elected from options (a) through (f) above then complete the following:

     [_]  Option _____ shall apply to hourly paid Employees covered by the Plan.

     [_]  Option _____ shall apply to salaried Employees covered by the Plan.

     [_] Option _____ shall apply to (specify) __________________ covered by the Plan.

     Note:  If you elect different options for different classes of employees
     ----
            you may be considered to have separate "plans" for each class pursuant to Code Section 401(a)(4). Code Section 401(a)(4) requires that each "plan" satisfy certain nondiscrimination requirements.

ITEM 7 COMPENSATION.
-------------------

     (a)  Compensation shall mean all of each Participant's (select one)

          [X]  (1) W-2 Earnings as defined in Section 4.07(e)(13)

          [_]  (2) total "compensation" (as that term is defined in Section
                   4.07(e)(2)(ii))

     which is actually paid to the Participant during the Plan Year.

          Note:  Compensation for a Self-Employed Individual shall mean Earned
          ----
                 Income as defined in Section 1.15.

     (b)  Compensation

          [X] shall include

          [_] shall not include

     employer contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under a 401(k) plan (including this Plan, if applicable), a cafeteria plan pursuant to Code
     Section 125, a simplified employee pension (SEP) pursuant to Code Section 402(h), a tax sheltered annuity pursuant to Code Section 403(b), or a deferred compensation plan pursuant to Code Section 457(b) or employee contributions under a governmental plan described in Code Section 414(h)(2) that are picked up by the employing unit.

     (c)  Compensation shall exclude:

          [X] safe harbor exclusions - reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, and welfare benefits (Note: If only this exclusion is elected the definition of compensation will be deemed to be nondiscriminatory)

          [_] overtime compensation

          [_] discretionary bonuses

          [_] contractual bonuses

          [_] ______% of commissions

          [_] other extraordinary remuneration:
              (specify)
                       ---------------------------------------------------------

          [_] compensation during the year in excess of $__________.

     Note:  If the Plan is integrated with Social Security, no compensation may
     ----
            be excluded in (c).

     (d)  Compensation of a Participant shall include:

          [_]  his Compensation for the entire Plan Year.

          [X] only his Compensation for the portion of the Plan Year during which he was a Participant.

          [_] only his Compensation for the portion of the Plan Year commencing with the first day of the month during which he became a Participant.

     Note:  The above definition in Items 7(a) through (d) will apply as of the
     ----
            Effective Date of this adoption or amendment; provided, however, that if this is an amendment of the Plan for the changes required by the Tax Reform Act of 1986, then (i) the above definition will first apply as of the first Plan Year beginning after the adoption of this amendment, and (ii) the definition of "Compensation" for earlier Plan Years to which this Adoption Agreement applies shall be the definition from the prior plan document, which shall be incorporated herein by reference.

     (e) For Plan Years beginning before the later of January 1, 1992 and the date that is 60 days after the publication of final regulations,
N/A       Compensation used in determining the Average Deferral Percentage under
          Section 3.05 and the Average Contribution Percentage under Section
          3.06  [_] shall   [_] shall not be limited to Compensation received by
                    ------      ----------
          the Participant during the period for which he is a Participant.

ITEM 8 EMPLOYER CONTRIBUTIONS AND FORFEITURES.
---------------------------------------------

     Contributions Made by the Employer.
     ----------------------------------

     Matching Contributions, Employer Contributions and Qualified Matching
     Contributions shall be (elect one) [_] out of Net Profits   [X] without
                                            -------------------      -------
     regard to Net Profits.
     ---------------------

     (a)  Elective Deferral Contributions. Elective Deferral Contributions are
          -------------------------------
          "pre-tax" contributions made by Participants; however, they are technically considered contributions made by the Employer. They are always 100% vested.

          (1)  Elective Deferral Contributions to the Plan

               [_]  shall not be allowed.

               [X] shall be allowed. (If this item is checked complete (2) through (6) below).

          (2) A Participant may elect to have his or her Compensation reduced by the following percentage or amount per pay period, or for a specified pay period or periods, as designated in writing to the Plan Administrator (check applicable boxes and fill in blanks):

               [X]  a percentage of Compensation of not less than 1 % and not
                                                                 ---
                    more than 15 %.
                             ----

               [X] The Participant's elective deferral percentage must be in whole percentages.

               [_] a dollar amount not less than $_________________ each pay period and not more than ______% of Compensation.

               Elective Deferral Contributions made on behalf of a Participant in any taxable year may not exceed

               [X]  $7,000 as adjusted annually pursuant to Code Section 402(g).

               [_]  $___________ (note: if you want to apply a lower dollar
                                  ----
                    limit insert a dollar amount not exceeding the $7,000 limit under Code Section 402(g)).

          (3) A Participant's Elective Deferral Contributions shall be based on total Compensation as defined in Item 7(a) and subject to the exclusions in 7(c) while a Participant.

               Elective Deferral Contributions [X] shall [_] shall not be based
                                                   -----     ---------
               on bonuses, notwithstanding any contrary election. If Elective Deferral Contributions shall be based on bonuses, then in order to have Elective Deferral Contributions based on bonuses a Participant [X] does [_] does not need to make a special
                               ----     --------
               election.

          (4)  A Participant may elect to begin Elective Deferral Contributions
                                          -----
               as of the first payroll period following: (elect each one that applies).

               [X]  the first day of the Plan Year.

               [X]  the first day of the seventh month of the Plan Year (note:
                                                                         ----
                    for example, if the Plan Year is a calendar year this would be July 1st).

               [_]  any date.

               [X]  other:  With regard to the special election for bonuses, on
                            ---------------------------------------------------
                            any date before the bonus is earned.
                            ---------------------------------------------------

          (5) A Participant's election to have Elective Deferral Contributions begin shall remain in effect until changed or terminated.

               A Participant may make a written election to change the amount or
                                                            ------
               percentage of his or her future Elective Deferral Contributions as of the first payroll period following: (elect each one that applies).

               [X]  the first day of the Plan Year.

               [X]  the first day of the seventh month of the Plan Year (note:
                                                                         ----
                    for example, if the Plan Year is a calendar year this would be July 1st).

               [_]  other:
                          ------------------------------------------------------
                    ------------------------------------------------------------

          (6) Participants who claim Excess Elective Deferrals for the preceding taxable year must submit their claims in writing to the Plan Administrator by January 31 (specify a date before
                                     ----------
               April 15).

     (b)  Matching Contributions.  Matching Contributions are contributions made
          ----------------------
          by the Employer, the amounts of which are based on the amount of
N/A Elective Deferral Contributions and/or Employee (after-tax) Contributions (depending on the Employer's elections) which the Participant makes. Matching Contributions may be subject to a vesting schedule.

          (1)  The Employer [_] shall [_] shall not make Matching Contributions
                                -----     ---------
               to the Plan on behalf of certain Participants who make "eligible contributions." (If Matching Contributions shall be made complete items (2) through (5) below.)

          (2) "Eligible contributions" shall include (elect one or both, as applicable)

               [_]  Elective Deferral (Pre-Tax) Contributions.

               [_]  Employee (After-Tax) Contributions.

          (3)  Matching Contributions shall be made on behalf of [_] all
                                                                     ---
               Participants [_] only Non-Highly Compensated Participants who
               -------------   -----------------------------------------
               (elect one):

               [_]  (i)  make eligible contributions during the Plan Year.

               [_]  (ii) make eligible contributions during the Plan Year and
                                                                          ---
                         satisfy the service requirements of Section 4.01(c), subject to the election in Item 12 regarding termination during the year.

               [_]  (iii)  have made eligible contributions since the last
                           Valuation Date and who are still employed on the Valuation Date.

                          [_] For purposes of allocating Matching Contributions only, the term Valuation Date shall include interim valuation dates specified in Section 4.09.

          (4) The Employer shall make the following amount of Matching Contributions on behalf of "eligible Participants" as defined in
               Item 8(b)(3) above (elect one and fill in blanks):

               [_] an amount equal to __________ percent of the portion of the eligible contributions of each eligible Participant for the Plan Year which does not exceed __________ percent of the Participant's Compensation for the Plan Year

                                     PLUS

                    an amount equal to __________ percent of the portion of the eligible contributions which exceeds __________ percent of the eligible Participant's Compensation for the Plan Year, but does not exceed __________ percent of the Participant's Compensation for the Plan Year.

                    The Employer [_] shall [_] shall not have discretion to
                                     -----     ---------
                    increase the contribution percentage.

               [_] an amount equal to __________ percent of the first $___________ of each eligible Participant's eligible contributions for the Plan Year

                                     PLUS

                    an amount equal to __________ percent of the portion of the eligible contributions for the Plan Year exceeds $______________ of the Participant's eligible contributions for the Plan Year but does not exceed $_____________.

                    The Employer [_] shall [_] shall not have discretion to
                                     -----     ---------
                    increase the contribution percentage.

               [_] an amount which shall be determined at the discretion of the Employer; any amount so contributed shall be allocated among Participants based on

                    [_] each eligible Participant's eligible contributions not exceeding _____________ percent of the Participant's Compensations for the Plan Year.

                    [_] the first $____________ of each eligible Participants eligible contributions for the Plan Year.

          (5) Matching Contributions shall be vested in accordance with the following schedule (elect one):

               [_]  100% vested when made.

               [_]  the general vesting schedule elected in Item 16.

               Note:  Choosing to make Matching Contributions 100% vested is not
               ----
                      sufficient to allow them to be used in the ADP special nondiscrimination test. If you want matching-type contributions to be used in the ADP test, you should elect Qualified Matching Contributions under 8(d) below.

     (c)  Qualified Non-elective Contributions. Qualified Non-elective
          ------------------------------------
          Contributions are contributions made by the Employer which are used to help the Plan pass the special nondiscrimination test. The amount of Qualified Non-elective Contributions made for each Plan Year shall be determined by the Employer. Qualified Non-elective Contributions are always 100% vested.

          (1)  The Employer [X] may [_] may not make Qualified Non-elective
                                ---     -------
               Contributions to the Plan. (If Qualified Non-elective Contributions shall be made complete items (2) and (3) below.)

          (2) Qualified Non-elective Contribution shall be made on behalf of [X] all Employees [_] only Non-Highly Compensated Employees who
                   -------------     -------------------------------------
               (elect one):

               [_]  are eligible to make Elective Deferral Contributions at any
                        --------
                    time during the Plan Year.

               [X] satisfy the service requirements of Section 4.01(c), subject to the election in Item 12 regarding termination during the year.

          (3) Qualified Non-elective Contributions shall be allocated to the Qualified Non-elective Contributions Account of "eligible Employees" as defined in Item 8(c)(2) (elect one):

               [X] In the ratio in which each eligible Employee's Compensation for the Plan Year bears to the total Compensation of all eligible Employees for such Plan Year.

               [_]  In the ratio in which each eligible Employee's Compensation
                    not in excess of   $______________ for the Plan Year bears
                    to the total Compensation of all eligible Employees not in excess of $___________ for such Plan Year.

     (d)  Qualified Matching Contributions. Qualified Matching Contributions are
          --------------------------------
          contributions made by the Employer which are used to help the Plan pass the special nondiscrimination tests. The amount of Qualified Matching Contribution is based on the amount of Elective Deferral Contributions which eligible Participants elect. Qualified Matching Contributions are always 100% vested.

          (1)  The Employer [X] shall [_] shall not make Qualified Matching
                                -----     ---------
               Contributions to the Plan on behalf of eligible Participants who make Elective Deferral Contributions. (If Qualified Matching Contributions shall be made complete items (2) and (3) below.)

          (2) Qualified Matching Contributions shall be made on behalf of [X] all Participants [_] only Non-Highly Compensated Participants who
               ----------------     ----------------------------------------
               (elect one):

               [_]  make Elective Deferral Contributions during the Plan Year.

               [X] make Elective Deferral Contributions during the Plan Year and satisfy the service requirements of Section 4.01(c),
                    ---
                    subject to the election in Item 12 regarding termination during the year.

          (3) The Employer shall make the following amount of Qualified Matching Contributions to "eligible Participants" as defined in
               Item 8(d)(2) (elect one):

               [X]  an amount equal to 100 percent of the portion of the
                                       ---
                    Elective Deferral Contributions of each eligible Participant for the Plan Year which does not exceed 3 percent of the
                                                           ---
                    Participant's Compensation for the Plan Year

                                     PLUS

                    an amount equal to _____ percent of the portion of the Elective Deferral Contributions which exceeds _____ percent of the eligible Participant's Compensation for the Plan Year, but does not exceed _____ percent of the Participant's Compensation for the Plan Year.

                    The Employer [_] shall [_] shall not have discretion to
                                     -----     ---------
                    increase the contribution percentage.

               [_] an amount equal to _____ percent of the first $________ of each eligible Participant's Elective Deferral Contributions for the Plan Year

                                     PLUS

                    an amount equal to _____ percent of the portion of the Elective Deferral Contributions for the Plan Year which exceeds $__________ of the Participant's Elective Deferral Contributions for the Plan Year but does not exceed $____________.

                    The Employer [_] shall [_] shall not have discretion to
                                     -----     ---------
                    increase the contribution percentage.

               [_] a percentage which shall be determined at the discretion of the Employer based on

                    [_] each eligible Participant's Elective Deferral Contributions not exceeding _____ percent of the Participant's Compensations for the Plan Year.

                    [_] the first $____________ of each eligible Participants Elective Deferral Contributions for the Plan Year.

     (e)  Employer Contributions. Employer Contributions are contributions made
          ----------------------
          by the Employer which are profit sharing-type contributions. These contributions shall be subject to a vesting schedule.

          (1)  The Employer [_] shall [X] shall not make Employer Contributions
                                -----     ---------
               to the Plan on behalf of eligible Participants. (If Employer Contributions shall be made, complete item (2) below.)

          (2) The amount of Employer Contributions made to the Plan for each Plan Year shall be (elect one):

               [_] such amount as the Employer, in its sole discretion, shall elect to contribute for the Plan Year.

               [_]  other (describe, but note: must be in accordance with
                                         ----
                    generally accepted accounting principles):__________________
                    ____________________________________________________________
                    ____________________________________________________________
                    ____________________________________________________________
                    ____________________________________________________________

     (f)  Calendar Year Election. For purposes of determining which Employees
          ----------------------
          are Highly Compensated Employees pursuant to Section 1.30 of the Plan, the Employer [X] shall [_] shall not make the "look-back year
                           -----     ---------
          calculation" on the basis of the calendar year ending with or within the applicable Plan Year, rather than the "look-back year."

          Note:  If the Plan Year is already a calendar year, then if you elect
          ---- "shall" above, you will not need to make separate look-back year and determination year calculations.

     Forfeitures.
     -----------

     (g)  Forfeitures of Employer Contributions shall be (note: elect one):
                                                          ----
          [_]  allocated in the same manner as Employer Contributions.
N/A
          [_] treated as if they are Employer contributions and thus reduce the amount otherwise to be made as an actual contribution by the Employer.

     (h)  Forfeitures of Matching Contributions shall be (elect one):

          [_]  allocated in the same manner as Matching Contributions.

          [_] treated as if they are Employer contributions and thus reduce the amount otherwise required as an actual contribution by the Employer.

     (i) If a Participant receives a distribution from his Employer Account or Matching Account upon termination of Service and is reemployed by the Employer before he incurs 5 consecutive Breaks in Service (or in Plan Years beginning before January 1, 1985, before he incurs a Break in

          Service), then he [_] will be required [_] will not be required to
                                -----------------    ---------------------
          repay the entire amount of the distribution in order to have his Forfeiture reestablished under the Plan.

     Note:  See Item 16(d) for additional provisions affecting Forfeitures.
     ----

ITEM 9 PARTICIPANT CONTRIBUTIONS AND TRANSFERS.
-----------------------------------------------

     Participant Contributions.
     -------------------------

     The following Participant contributions may be made, subject to the provisions of Section 3.03 of the Plan,

     (a)  Employee Contributions. Employee Contributions are nondeductible
          ----------------------
          "after-tax" contributions made by Participants which are always 100% vested.

          (1)  Employee Contributions to the Plan

               [X]  shall not be allowed.

               [_] shall be allowed but shall not be required for participation in the Plan. (If this item is checked complete (2) through (6) below)

               [_] shall be required for participation in the Plan, in the amount of _____________% of Compensation. (If this item is checked complete (2) through (6) below)

          (2)  Employee Contributions

               [_] shall be made regularly by payroll deduction, and shall share in investment Income for the Plan Year for which made.

               [_] shall be made as determined by the Participant, and [_] shall [_] shall not share in investment Income for the Plan
                                    ----
                    Year for which made.

          (3) A Participant may elect to contribute the following percent or amount of Compensation, as defined in Item 7(a) and subject to the exclusions in 7(c), per pay period (if contributions are made regularly by payroll deduction) or per Plan Year (if Employee Contributions are made as determined by the Participant):

               [_] a percentage of Compensation of not less than ___________% and not more than ________%.

                    [_] The Participant's contribution percentage must be in whole percentages.

               [_] a dollar amount not less than $______________ and not more than _____________% of Compensation.

          (4)  A Participant may elect to begin Employee Contributions as of the
                                          -----
               first payroll period following: (elect each one that applies)

               [_]  the first day of the Plan Year.

               [_]  the first day of the seventh month of the Plan Year (note:
                                                                         ----
                    for example, if the Plan Year is a calendar year this would be July 1st).

               [_]  other:
                          -----------------------------------------------------
                    -----------------------------------------------------------

          (5) A Participant's election to have Employee Contributions begin shall remain in effect until changed or terminated.

               A Participant may make a written election to change the amount or
                                                            -------
               percentage of his or her Employee Contributions as of the first payroll period following: (elect each one that applies).

               [_]  the first day of the Plan Year.

               [_]  the first day of the seventh month of the Plan Year (note:
                                                                         ----
                    for example, if the Plan Year is a calendar year this would be July 1st).

               [_]  other:
                          -----------------------------------------------------
                    -----------------------------------------------------------

          (6)  Employee Contributions shall be (elect one):

               [_]  combined with other Plan assets for investment purposes.

               [_] invested separately from other Plan assets in an account consisting of certificates of deposit, money market certificates, collective investment trusts, other short-term debt security instruments or any other investments acceptable to the Trustee.

     (b)  Rollover Contributions from other qualified plans and individual
          -----------------------
          retirement accounts which were conduits for distributions from other qualified plans

               [_]  shall not be allowed.

               [X]  shall be allowed.

     Trustee-to-Trustee Transfers
     ----------------------------

     (c)  Direct Trustee-to-Trustee Transfers (pursuant to Section 10.15 of the
          ------------------------------------
          Plan) from other qualified plans

          [_]  shall not be allowed.

          [X]  shall be allowed.

ITEM 10 INVESTMENTS.
-------------------

     (a)  Investment decisions shall be controlled by (note: choose only one
                                                       ----
          option from (a))

          [X]  the Trustee in its sole discretion.

          [_] an Investment Manager appointed by the Employer pursuant to the provisions of Section 10.09 of the Plan.

          [_] the Employer, pursuant to the provisions of Section 10.10 of the Plan.

          [_] each Participant, with respect to his Accounts, pursuant to the provisions of Section 10.11 of the Plan.

     [_] (b) Although the Trustee, the Employer, or an Investment Manager has been designated above to control investments, the Plan Administrator may elect to permit each Participant to have the right at his discretion, to control the investment of his Account(s), if permitted by the Committee, pursuant to the provisions of Section 10.11 of the Plan. (Note: this option should not be chosen if the last option in (a) was chosen.)

     [_]  (c)  Investment by the Plan in Qualifying Employer Securities shall be permitted to a maximum of _______% (note: not more than 100%) of
                                                   ----
               [_] that portion of the Trust Fund attributable to Employer
                   -------------------------------------------------------
               contributions and Forfeitures [_] the value of the entire Trust
               -----------------------------     -----------------------------
               Fund (note: election of this second option may require the
               ----  ----
               registration of such securities with the Securities and Exchange Commission). With respect to the voting of such Qualifying Employer Securities, the following entity shall vote such shares (note: select only one):
                ----

               [_]  the Trustee.

               [_] the Participant to whose account the shares have been allocated.

               [_]  the Plan Administrator or, if appointed, the Committee.

ITEM ll ALLOCATION OF EMPLOYER CONTRIBUTIONS.
---------------------------------------------

     This Plan may be either non-integrated or integrated with Social Security. (Note: Choose one method only. Complete only if Employer Contributions may
      ----
     be made under the Plan.)

N/A

                             [_] (a) NON-INTEGRATED
                                     --------------

          Employer Contributions (and Forfeitures, if to be allocated in the same manner as Employer Contributions pursuant to Item 8) shall be allocated, pursuant to the provisions of Sections 4.01 and 4.02 of the Plan, to each Participant's Employer Account in the proportion that such Participant's Compensation for the Plan Year bears to the total Compensation for the Plan Year of all Participants entitled to share in the allocation.

              ------------------------------------------------------

                               [_] (b) INTEGRATED
                                       ----------

          (1)  The integration break-point for the Plan shall be

               [_] the Taxable Wage Base in effect at the beginning of the Plan Year.

               [_]  $___________ (note: not greater than the Taxable Wage Base
                                  ----
                    in effect as of the beginning of the first Plan Year to which this election applies)

               [_] ____________% of the Taxable Wage Base in effect at the beginning of the Plan Year (not to exceed 100%).

          (2) The disparity between the percentage of Compensation allocated below the integration break-point and the percentage of Compensation allocated above the integration break-point shall not exceed _______% of Compensation. Note: if the maximum
                                                    ----
               permissible degree of integration is desired, insert the term "Max" in this blank. "Max" shall mean the greater of (i) 5.7%, and (ii) the Employer's Social Security tax rate which is attributable to old-age insurance. If the second option has been elected in Item ll(b)(l) and if the integration break-point exceeds the greater of $10,000 or one-fifth of the Taxable Wage Base in effect as of the beginning of the Plan Year but is less than the Taxable Wage Base, then the "Max" shall be reduced based on the following chart:

               If the integration break-point                  the 5.7
               ------------------------------               percent factor
                                                            in the maximum
                    Is more           But not more        disparity allowance
                     than                 than              is reduced to -
               -----------------------------------------------------------------
                    X*                80% of Taxable             4.3%
                                       Wage Base

                    80% of            Y**                        5.4%
                     Taxable
                     Wage Base
               -----------------------------------------------------------------

               *  X = the greater of $10,000 or 20% of the Taxable Wage Base.

               ** Y = any amount more than 80% of the Taxable Wage Base but less than 100% of the Taxable Wage Base.

          (3) If an Employee's entry date for participation in the Plan is not the Anniversary Date, then the integration break-point elected above [_] shall [_] shall not be prorated in the Plan Year in
                         ------    ----------
               which the Participant enters or reenters the Plan in the ratio that the length of the Participant's participation in the Plan that Plan Year bears to the length of that entire Plan Year.

          Note:  If this Adoption Agreement applies to any Plan Year beginning
          ----
                 prior to January 1, 1989, then the method for allocating Employer Contributions and applying Forfeitures for each such Plan Year shall be the method provided for in the prior plan document, which shall be incorporated herein by reference. The elections under this Item shall also be subject to such modifications as may be necessary pursuant to the Employer's election under IRS Notice 88-131, or subsequent IRS relief procedures, related to benefit accruals which occur before the adoption of this Adoption Agreement.

ITEM 12 ALLOCATION IN YEAR OF TERMINATION.
-----------------------------------------

     In performing each allocation of Employer Contributions (and Matching Contributions, Qualified Non-elective Contributions, or Qualified Matching Contributions if pursuant to the elections in Item 8 those contributions are subject to this Item 12) former Participants who are no longer employed on the allocation date shall be:

     [_]  included, if they meet the Service requirement.

     [_] excluded, except that any former Participant whose Service terminated due to death, disability, or retirement shall be included,

          [_]  if they meet the Service requirement.

          [_]  regardless of whether they meet the Service requirement.

     [X]  excluded.

     Notes:  (1)  Service Requirement. If the Plan provides in Item 6 for
     -----        -------------------
                  counting Hours of Service, then the Service requirement for sharing in the annual allocation of Employer Contributions shall be 1000 Hours during a Plan Year. If the Plan provides in Item 6 for using the "elapsed time" method then the Participant is required to have an Hour of Service during the Plan Year to share in the annual allocation of Employer Contributions.

             (2) Exclusion of such persons may under certain circumstances endanger the continued qualification of the Plan by the Internal Revenue Service.

ITEM 13 LOANS.
-------------

     (a)  The Plan Administrator [_] shall [X] shall not permit loans to
                                     ------    ---------
          Participants and Beneficiaries pursuant to the provisions of Section
          5.02 of the Plan. (If shall is checked please complete (b) below)
                                -----

     (b)  The Plan's loan requirements shall be (check one)

          [_] (1) those standard requirements described in Section 5.02, subject to the following elections:

                    (i) Plan loans may not be made for amounts less than $____________ (note: fill in the blank with a dollar
                                        ----
                         amount not exceeding $1,000).

                    (ii) The total amount of a person's loan balance from the
                         Plan [_] shall [_] shall not be limited to an amount
                                  -----     ---------
                         equal to 50% of such person's Vested Accounts Balance (note: if shall not is elected only 50% of such
                                   ---------
                         person's Vested Account Balance may be considered security and additional security will be required).

          [_]  (2)  those requirements stated in Attachment B.

[_]  (c)  (Note: Do not elect this option if the Plan is integrated with Social
           ----
          Security). In the event of default while on a leave of absence, the Employee will be deemed to have requested an in-service withdrawal from the Plan in order to repay any outstanding balance (including interest) of the loan, and to insure no loss of income to the Trust, provided that the Employee qualifies for an in-service withdrawal under the terms of the Basic Plan Document regardless of whether in-service withdrawals are allowed pursuant to the elections in Item 14 of this Adoption Agreement. However, in the event more than one-half of the Vested Account Balance is available for a loan, and if the Plan is not subject to the special rule of Section 6.03(d), then only fifty percent (50%) of the Vested Account Balance will be available for an in-service withdrawal if the Employee has a Spouse.

ITEM 14 IN-SERVICE WITHDRAWALS.
------------------------------

     Withdrawals - Employer Contributions
     ------------------------------------

N/A  [_]  Withdrawals from a Participant's Employer Account shall not be
                                                                  ----
          permitted.

     [_]  (Note: do not elect this option if Item ll(b) has been elected). If
           ----
          the requirements under Section 5.01(a) of the Plan are met, withdrawals of up to _______% (note: not more than 100%) of a
                                         ----
          Participant's vested interest in his Employer Account may be permitted.

          Withdrawals of Employer Contributions shall be limited to the following instances (note: 1 and 2 are optional; any combination (or
                               ----
          neither) may be selected).

     [_] (1) A withdrawal shall be permitted only in the case of financial hardship, as determined by the Plan Administrator in a uniform and nondiscriminatory manner.

     [_]  (2)  A withdrawal shall be permitted only to those Participants (note:
                                                                           ----
               if more than one is selected, the earliest shall apply).

               [_]  who have  ___ Years of Service.

               [_]  who are eligible for early retirement under this Plan.

               [_]  who are at least age 59-1/2.

     Withdrawals - Elective Deferral Contributions
     ---------------------------------------------

     Hardship withdrawals of the Participant's Elective Deferral Contributions

     [_]  shall not be allowed.

     [X]  shall be allowed.

N/A If hardship withdrawals of the Participant's Elective Deferral Contributions are allowed for Plan Years after December 31, 1988 such withdrawals [_] may [_] may not be made as to Income on Elective Deferral
                     ---     -------
     Contributions as of December 31, 1988.

N/A  Withdrawals - Mandatory Employee Contributions. Mandatory Employee
     ----------------------------------------------
     Contributions are after-tax contributions that are required in order for the Employee to be eligible to receive an allocation of contributions made by the Employer.

     [_] Withdrawals from a Participant's Employee Account of mandatory Employee Contributions shall not be permitted.
                                       ---

     [_]  Withdrawals of up to ________% (note: not more than 100%) of a
                                          ----
          Participant's Employee Account arising from mandatory Employee Contributions may be permitted. [_] If the Participant is less than 50% vested in his Employer Account, then his withdrawal of mandatory Employee Contributions shall result in a Forfeiture of that portion of his Employer Account not attributable to minimum allocations in Top Heavy Plan Years.

N/A  Withdrawals - Voluntary Employee Contributions
     ----------------------------------------------

     [_] Withdrawals from a Participant's Employee Account of voluntary Employee Contributions shall not be permitted.
                                       ----

     [_] Withdrawals of up to ________% (note: not more than 100%) of a Participant's Employee Account arising from voluntary Employee Contributions may be permitted.

N/A  Withdrawal Restrictions
     -----------------------

     If withdrawals of Employee Contributions are permitted they shall be limited to the following instances (note: 1, 2, 3 and 4 are optional: any
                                         ----
     one or any combination of more than one (or none) may be selected):

     [_]  (1)  A withdrawal shall be permitted only if the right of a
               Participant to make Employee Contributions to his Employee Account shall be suspended for (note: select only one)
                                               ----

          [_]  the next __________ (note: not less than 6) months.
                                    ----

          [_]  the later of the next __________ (note: not less than 6) months
                                                 ----
               or the time the withdrawal from the Employee Account is paid back in full by the Participant.

     [_]  (2)  A withdrawal shall be permitted in the case of financial hardship, as determined by the [_] Employer [_] Plan
                                                  --------     ----
               Administrator in a uniform and nondiscriminatory manner.
               -------------

     [_]  (3)  A withdrawal shall be permitted only to those Participants (note:
                                                                           ----
               if more than one is selected, the earliest shall apply)

          [_]  who have ______ Years of Service.

          [_]  who are eligible for early retirement under this Plan.

          [_]  who have terminated employment with the Employer.

     [_]  (4)  Other (specify, but note:  vested benefits may not be forfeited
                                   ----
               under this option):

               -----------------------------------------------------------------
               -----------------------------------------------------------------
               -----------------------------------------------------------------

ITEM 15 INSURANCE.
-----------------

     Insurance Policies [_] shall [_] may [X] shall not be purchased to provide
                            -----     ---     ---------
     incidental death benefits on behalf of Participants, pursuant to the provisions of Section 9.05 of the Plan, in addition to the purchase of any annuity contract which is required under Item 19 or under the provisions of the Plan.

ITEM 16 TERMINATION OF EMPLOYMENT (VESTING SCHEDULE).
----------------------------------------------------

     (a)  Vesting Schedule. A Participant's Employer Account (and Matching
          ----------------
          Account if pursuant to Item 8 the Matching Account is subject to this vesting schedule) shall be vested in him according to the following schedule:


              Full Years of       [_]      [_]       [_]      [X]
             Vesting Service      (i)      (ii)     (iii)     (iv)
             ----------------     ----     ----     -----     ----
             Less than l          100%       0%        0%       0%
                  1               100        0         0      100
                  2               100        0         0      100
                  3               100       20         0      100
                  4               100       40         0      100
                  5               100       60       100      100
                  6               100       80       100      100
              7 or more           100      100       100      100

                   -----------------------------

     Note:  No schedule shall be elected under option (iv) which is not at least
     ----
            as favorable at each duration as either option (ii), applied uniformly, or option (iii), applied uniformly.

     If this election represents a change in the Plan's vesting schedule, then as to Participants who were Participants on the day prior to the effective date of this change (elect one)

     [_] such Participant's vesting percentage shall remain the same as it was under the prior schedule until such time as it would increase to a higher vesting percentage under the new schedule.

     [_] such Participant's vesting percentage for any Plan Year following such change shall be determined under whichever of the old schedule or the new schedule would produce the higher vesting percentage.

     Note:  If this election represents a change in the Plan's vesting schedule,
     ----
            each Participant with at least 3 Years of Service with the Employer may elect within a reasonable period after the adoption of the change to have his nonforfeitable percentage computed under the Plan without regard to the change.

     If this Adoption Agreement applies to any Plan Year beginning prior to January 1, 1989, then the vesting schedule for each such Plan Year shall be the schedule from the prior plan document, which shall be incorporated herein by reference.

     (b)  Vesting of Insurance. If the Plan includes or may in the future
          --------------------
          include any insurance Policies, check one of the following blocks:

          [_] The vesting schedule elected shall apply to the value of the Policies as well as to the remainder of the Participant's Employer Account.

          [_] Vesting schedule ______ shall apply to the value of the Policies, and vesting schedule ______ shall apply to the remainder of the Participant's Employer Account.

     (c)  Timing of Payments. Benefits under the Plan due a former Participant
          ------------------
          who is not eligible for normal retirement or early retirement on his separation from Service shall be paid to such former Participant or applied for his benefit from his Accounts as follows (note: select
                                                                ----
          only one):

          [_] (1) within 60 days following the close of the Plan Year during which the former Participant attains what would have been his Normal Retirement Age. (If this option is selected select the suboption below if it is applicable.)

               [_] unless such former Participant has a Disability, in which case his benefit shall be paid within 60 days following the close of the Plan Year during which such former Participant incurs a Break in Service, or as soon thereafter as determinable, if the Participant requests such early payment.

          [_]  (2)  within 60 days following the close of the Plan Year during which the Separated Participant incurs
                    ________________________________________ (note: not greater
                                                              ----
                    than 5) Break in Service, or as soon thereafter as determinable, if the Participant requests such early payment.

          [X]  (3)  Other:  upon Participant's request any time after
                            -----------------------------------------
                    termination of Service
                    -------------------------------------------------
                    (note: not later than 60 days following the close of the
                     ----
                    Plan Year during which the Participant attains what would have been his Normal Retirement Age).

     (d)  Small Benefits. The Plan Administrator (select one) [X] shall [_]
          --------------                                          -----
          shall not automatically cause the benefit attributable to Employer and
          ----- ---
          Employee contributions which is not greater than $3,500 to be paid to the former Participant or Beneficiary in a single sum as provided in
          Section 6.08 of the Plan. If "shall" is elected then the benefits of a Separated Participant who has no vested benefits shall be treated as a Forfeiture on the last day of the Plan Year in which the Participant

          [X]  terminates employment with the Employer.

          [_]  incurs ________ (not more than 5) consecutive Breaks in Service.

          If the election above represents a change in the timing of Forfeitures and if the effective date of such change is other than the effective date of this amendment to the Plan, indicate the effective date of such change here:__________, 19___. If this election does represent a change and if this Adoption Agreement applies to Plan Years beginning prior to this change, then the provisions of the prior plan document shall apply in those prior Plan Years and shall be incorporated by reference.

          Note:  If Forfeitures are to occur before 5 consecutive Breaks in
          ----
                 Service, a restoration of the non-vested account balance may be required under Section 8.03 of the Basic Plan Document if the Separated Participant is reemployed.

ITEM 17 VESTING SERVICE EXCLUSIONS.
-----------------------------------

     In determining a Participant's years of Vesting Service, the following periods of Service shall be excluded in addition to the exclusions set out in Section 1.73 of the Plan:



     [ ]    (a)  Service prior to the Plan Year during which a Participant attains age __ (note: not more than 18) years.
                                 ----
     [ ]    (b)  Service during any period for which the Employer did not maintain this Plan or a predecessor plan.

     [ ]    (c)  Service during any period for which the Employee made no contributions to the Plan, if Employee Contributions were required to participate in the Plan for such period.

     [ ]    (d)  Pre-Break Service excluded under the "Rule of Parity" pursuant to Section 1.73 dealing with the relationship between periods of absence and pre-Break Service.

     [ ]    (e)  None of the above exclusions.

ITEM 18 RETIREMENT REQUIREMENTS.
--------------------------------

     (a)    The Normal Retirement Age of a Participant shall be (elect one)

            [X]   age 65 __ (note: not to exceed 65).
                             ----
            [ ]   the later of age (note: not to exceed 65) or the _______*
                  (note: not to exceed "5th") anniversary of his participation commencement date. The participation commencement date is the date on which the Participant commenced participation in the Plan.

                  *If this Adoption Agreement constitutes an amendment to an existing plan, then, for any Plan Year to which this Adoption Agreement applies beginning prior to the Plan Year following the adoption of this amendment, the number indicated above shall be replaced with the following number which was used in the prior plan document _____________________________ (note:
                                                                         ----
                  not to exceed "10th").

     (b)     [X]  (Note:  this selection is optional.) A Participant may retire
                   ----
                  early with full vesting on the first day of any month following his attainment of age

                      55     (note: between 55 and 65 years) if he has then
                  ----------  ----
                  completed

                      10     years of  [ ]  Vesting Service.
                  ----------
                                       [X]  Service with the Employer.

     (c)      A Participant who has reached his Normal Retirement Date


              [ ] must wait until actual retirement, subject to Section 6.07
                  (the age 70-1/2 benefit commencement requirement) before he can begin to receive his retirement benefit pursuant to
                  Article 6 of the Plan.

              [X] may, upon his request, begin to receive his retirement benefit before his actual retirement, subject to the restrictions of Section 11.13.

     (d)      [ ]  (Note: this selection is optional.) For purposes of the Plan,
                   Disability shall not include the following:

                   [ ] a physical or mental condition which results directly or indirectly from (note: select one or more):

                        [ ]  injury intentionally self-inflicted .

                        [ ]  injury or disease resulting from military service

                        [ ] injury or disease suffered or contracted prior to the last date of an Employee's commencement of Service

                   [ ]  Other (specify):
                                             -----------------------------------

                        --------------------------------------------------------

     (e) For purposes of determining the existence of Disability, the Plan Administrator shall (check one or both, as applicable)

              [X]  require medical evidence.

              [ ] allow receipt of Social Security or any insured disability benefits to be conclusive evidence of Disability.

ITEM 19 FORMS OF BENEFIT PAYMENT.
---------------------------------

     (a)      The normal form of payment shall be

              [ ]  a single sum.

              [X] a straight life annuity for a Participant who does not have a Spouse on his Annuity Starting Date and a Qualified Joint and Survivor Annuity if the Participant does have a Spouse on his Annuity Starting Date.

     (b)      (Note: this selection is optional.) The Plan shall offer the
               ----
              following optional forms of payment pursuant to Section 6.03

              [X]  installments

              [X]  annuities

              [X]  single sum

              [ ] A combination of single sums, on the dates and in the amounts selected by the Participant (subject to a minimum for any single distribution of $100).

              Others:  (describe in detail or reference a specific attachment,
              ------
                       such as "Attachment A," which describes the elected option(s) in detail)

              [ ]
                   -------------------------------------------------------------
                   -------------------------------------------------------------
                   -------------------------------------------------------------

          [ ]
               -----------------------------------------------------------------
               -----------------------------------------------------------------
               -----------------------------------------------------------------

          [ ]
               -----------------------------------------------------------------
               -----------------------------------------------------------------
               -----------------------------------------------------------------

          (Note: Optional forms of benefit payment may not be eliminated.)

     (c) If benefits may be paid in the form of an annuity, then the Qualified Joint and Survivor Annuity shall be an annuity with [X] 50% [ ] 75%
                                                                  ----    ----
          [ ] 100% of the annuity benefit continuing to a Participant's
              ----
              surviving Spouse at the Participant's death.

     (d) If ever a death benefit is to be paid to a Spouse of a Participant in the form of annuity described in Section 7.02(c)(2) of the Plan (i.e., a qualified preretirement survivor annuity), then that Spouse [X] may
                                                                            ---
          [ ] may not elect an optional form of death benefit payment (such as a
              --------
              lump sum) provided under the Plan.

     Note:    If the Employer has previously allowed benefits under the Plan
     ----
              to be paid in the form of an annuity involving life contingencies, but would like to eliminate the availability of that form of payment as to contributions and forfeitures allocated in the future, the following provision should be completed.

              Contributions and Forfeitures (if applicable) allocated to a Participant's account under the Plan plus any Income allocated to such amounts on or after ___________, 19__, shall not be paid in the form of an annuity.

     (e) If at the Participant's death there is no effective Beneficiary designation on file with the Plan Administrator then the Participant shall be deemed to have designated the Beneficiaries (if living at the time of the death of the Participant or Beneficiary) in the following order of priority (check one):

          [ ]  in the order provided in Section 7.03(a) of the Plan.

          [X]  in the following order: to the Spouse; if no Spouse, then the
                                      -------------------------------------
               estate.
               --------------------------------------------------------------

               --------------------------------------------------------------

ITEM 20 TOP HEAVY PLANS (CODE SECTION 416).
-------------------------------------------

     This item automatically applies only in Plan Years in which the Plan is a Top Heavy Plan, but all options herein must be completed by every Employer in case the Plan ever becomes Top Heavy.

     (a)  Single Plan-Minimum Contributions and Allocations. Notwithstanding the
          -------------------------------------------------
          provisions of Item 11, and before any contributions are allocated thereunder, minimum Employer contributions shall be made and allocated pursuant to Section 13.03 of the Plan in a Plan Year in which the Plan is Top Heavy.

     (b)  Minimum Vesting. Notwithstanding the provisions of Item 16, the vested
          -----------------
          interest of each Employee in his Employer Account in a Plan Year in which the Plan is Top Heavy shall be determined pursuant to Section
          13.04 of the Plan on the basis of the following vesting schedule, unless a more rapid vesting schedule has been selected in Item 16:

                       Full Years of           [ ]   [ ]
                      Vesting Service          (i)   (ii)
                     -----------------------   ---   ----

                          Less than 1           0%     0%
                              1                 0      0
                              2                 0     20
                              3               100     40
                              4               100     60
                              5               100     80
                           6 or more          100    100

          (Note:  If you do not make an election, then option (ii) shall apply).

          If the vesting schedule under the Plan shifts in or out of the above schedule for any Plan Year because of a change in the Plan's Top Heavy status, then such shift shall be considered an amendment to the vesting schedule and the election rule for Participants with 3 or more Years of Service set forth in Section 11.03(d) of the Plan applies. Furthermore, any portion of the Employer Account that becomes vested under this minimum vesting schedule for a Top Heavy Plan shall remain nonforfeitable if the Plan shifts out of Top Heavy status.

     (c)  Multiple Plans-Minimum Contributions and Allocations. This subsection
          -----------------------------------------------------
          shall only apply if you sponsor another qualified retirement plan.

          (1)  Minimum Contributions and Allocations.
               --------------------------------------

               (i)  Code Section 415 (e) Buy-Backs. If another retirement plan
                    ------------------------------
                    is a qualified defined benefit plan, and if for a Plan Year the plans are Top Heavy (but not Super Top Heavy), then the "Code Section 415(e) buy back" provisions, as defined in
                    Section 13.05 of the Plan,

                    [X]  shall be utilized, so that 125%

                    [ ]  shall not be utilized, so that 100%

                    of the dollar limitations set out in Section 4.07 of the Plan shall be used in computing the Defined Benefit Fraction and the Defined Contribution Fraction. If the 125% limit is to be used, then the required extra minimum contributions or benefits shall be provided in [X] this Plan [ ] the defined
                                                      ----------    -----------
                    benefit plan.
                    ------------

               (ii) Minimum Accruals. If another retirement plan is a qualified
                    ----------------
                    defined benefit plan

                    [X] the Plan shall be considered to be subject to the minimum allocation provisions of Section 13.05(a) or 13.06, whichever is applicable.

                    [ ] the following overriding provisions shall control instead of the provisions regarding minimum accruals under Section 13.05(a) or 13.06.

                    ------------------------------------------------------------
                    ------------------------------------------------------------
                    ------------------------------------------------------------
                    ------------------------------------------------------------
                    ------------------------------------------------------------

N/A          (iii)  No Duplicate Benefits. If another retirement plan is a
                    ----------------------
                    qualified defined contribution plan which is a Paired Plan, then any additional required minimum Employer contributions and allocations shall be provided only under [ ] this Plan
                                                                     ---------
                    [ ] the other qualified defined contribution plan.
                        ---------------------------------------------

        (2)  Present Value.  For purposes of establishing Present Value to
             -------------
             compute the Top Heavy Ratio for the Plan as set forth in Section 13.02(j), any benefit under a qualified defined benefit pension plan maintained by the Employer shall be discounted only for mortality and interest based on the following factors, which, if a lump sum benefit is available, should be the factors used to compute a lump sum benefit:

             Mortality Table:  [X]  the UP-1984 Mortality Table

                               [ ] as provided in the qualified defined benefit pension plan

                               [ ]  Other:
                                          --------------------------------------


               Interest Rate:  [ ]  the rates which would be used by the Pension
                                    Benefit Guaranty Corporation for a trusteed single-employer plan to value a benefit upon termination of an insufficient trusteed single-employer plan

                               [ ] as provided in the qualified defined benefit pension plan

                               [X]  Other:       7%
                                          -------------------------------------

ITEM 21 MULTIPLE PLANS-LIMITATION ON TOTAL BENEFITS (CODE SECTION 415).
----------------------------------------------------------------------

     The Employer must complete (a) and (b) below. If the Employer maintains or ever maintained another qualified plan in which any Participant in this Plan is (or was) a Participant or could possibly become a Participant, the Employer must indicate how it will deal with benefits under the plans that exceed the limits under Code Section 415. If the Employer maintains a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in Section 415(1)(2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in this Plan, then it must also indicate how it will deal with benefits which under such fund or account in combination with benefits under this Plan exceed the limits under Code Section 415.


     (a) If the Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a master or prototype plan (note: select only one option):
                          ----

          [X]  This situation is not applicable.

          [ ] The provisions of subsection 4.07(b)(1) through subsection 4.07(b)(6) of the Plan shall apply, as if the other plan was a master or prototype plan.

          [ ] The amount of Annual Additions allocated to any Participant's Accounts under this Plan shall be limited to the Maximum Permissible Amount, and Excess Amounts will be properly reduced, as follows:

               -----------------------------------------------------------------
               -----------------------------------------------------------------
               -----------------------------------------------------------------
               -----------------------------------------------------------------

     (b) If the Participant is or ever has been a Participant in a defined benefit plan maintained by the Employer (note: select only one
                                                   ----
          option):

          [ ]  This situation is not applicable.

          [ ] In any Limitation Year, the Annual Additions credited under this Plan to the Participant may not cause the sum of the Defined Benefit Fraction and Defined Contribution Fraction to exceed 1.0. If the Employer's contribution that would otherwise be made on the Participant's behalf during the Limitation Year would cause the 1.0 limitation to be exceeded, the rate of contribution under this Plan will be reduced so that the sum of the fractions equals
               1.0. If the 1.0 limitation is exceeded because of an Excess Amount, such Excess Amount will be reduced in accordance with subsection 4.07(a)(4) of the Plan.

          [X] In any Limitation Year, the additional benefit accrued under the defined benefit plan to the Participant may not cause the sum of the Defined Benefit Fraction and Defined Contribution Fraction to exceed 1.0. If the additional benefit that the Participant would normally accrue would cause the 1.0 limitation to be exceeded, the rate of benefit accrued under the defined benefit plan will be reduced so that the sum of the fractions equals 1.0.

          [ ] The amount of Annual Additions allocated to any Participant's Accounts under this Plan shall be limited to the Maximum Permissible Amount, and Excess Amounts will be properly reduced, as follows:

               -----------------------------------------------------------------
               -----------------------------------------------------------------
               -----------------------------------------------------------------
               -----------------------------------------------------------------

ITEM 22 SERVICE WITH PREDECESSOR EMPLOYER.
------------------------------------------

     Employment with the following predecessor employer(s) (and such other predecessor employers as the Employer shall subsequently designate in writing) shall be considered Service with the Employer for all purposes of the Plan (note: if the Employer is maintaining a tax-qualified plan of a
               ----
     predecessor employer, that predecessor employer must be listed; place an
                                                     -----
     asterisk (*) after the name of any such predecessor employer):

     [X]  There are no such predecessor employers.

     [ ]
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

ITEM 23 CONTROLLED GROUPS.
--------------------------

     The following employers are members of a Controlled Group:

     [ ]  (a)  There are no such employers.

     [X]  (b)  Cavalry Enterprises, Inc.
               -------------------------------------------------------------
               Forest Cove Development. Inc.
               -------------------------------------------------------------

               -------------------------------------------------------------

ITEM 24 OTHER ADOPTING EMPLOYERS.
---------------------------------

     The following adopting Employers are affiliates of the Employer which, pursuant to Section 4.08 of the Plan, have adopted the Plan and for which a single Trust Fund may be used for the investment of the Trust Fund:

     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

     Each such adopting Employer which is a member of a Controlled Group [ ] shall [X] shall not be considered to be a separate Employer for purposes of
     -----     ---------
     allocating Employer contributions and Forfeitures.

     Note:  If you elect "shall" above, you may be considered to have different
     ----
            "plans" for each adopting Employer for purposes of Code Section 401(a)(26). Code Section 401(a)(26) requires that each "plan" benefit the lesser of 50 Employees or 40% of all Employees of all members of the Controlled Group.

ITEM 25 COMPENSATION OF TRUSTEE.
--------------------------------

     The Employer agrees to pay and/or reimburse the Trustee for expenses on the basis set out in the Plan, provided the Trustee is not a full-time Employee of the Employer, and to pay the Trustee an annual fee according to its schedule of fees. The Trustee's annual compensation shall be charged to the Trust Fund, unless paid or reimbursed by the Employer.

ITEM 26 APPOINTMENT OF TRUSTEE.
-------------------------------

     The Trustee, by execution of this Adoption Agreement, accepts its appointment as Trustee under the aforesaid Plan.

ITEM 27 COORDINATION OF PLAN ADMINISTRATOR AND TRUSTEE.
-------------------------------------------------------

     At the commencement of this Plan and at the end of each Plan Year thereafter, the Plan Administrator appointed by the Employer shall deliver to the Trustee such information as the Trustee may require for the proper installation and administration of the Plan.

ITEM 28 AMENDMENT BY EMPLOYER.
------------------------------

     The elective features of this Adoption Agreement may be amended by the Employer as provided in Article 11 of the Plan, but all authority to amend the portions of the Plan which constitute a regional prototype plan approved by the Internal Revenue Service under Revenue Procedure 89-13 is specifically delegated irrevocably to the Sponsor, subject to the provisions of Article 11 of the Plan.

     IN WITNESS WHEREOF, the following parties hereto have caused this Adoption Agreement to be executed this the 25th day of November, 1992.

Cavalry Banking, A Federal Savings Bank        N. Gary Brown
---------------------------------------        ---------------------------
EMPLOYER                                       TRUSTEE

By:  [SIGNATURE APPEARS HERE]                  By: /s/ N. Gary Brown
   ------------------------------------           ------------------------------
Title: President                               Title: Trustee
      ---------------------------------              ---------------------------



                                                 Frank Crosslin
                                               ---------------------------------
                                               TRUSTEE


                                               By: /s/ Frank Crosslin
                                                  ------------------------------
                                               Title: Trustee
                                                     ---------------------------


                                                 W. Henry Huddleston
                                               ---------------------------------
                                               TRUSTEE


                                               By: /s/ W. Henry Huddleston
                                                  ------------------------------
                                               Title: Trustee
                                                     ---------------------------

                  NOTICE TO EMPLOYER AND ADOPTING EMPLOYER(S)
                  -------------------------------------------

An Employer may not rely on the notification letter issued by the Key District
                                -------------
Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code. In order to obtain reliance with respect to Plan qualification, the Employer must apply to the appropriate Key District Office of the Internal Revenue Service for a determination letter pursuant to Revenue
                                   --------------
Procedure 89-13.

This Adoption Agreement may be used only in conjunction with BPS&M Defined Contribution Basic Plan Document #01.

                       ASSIGNMENT OF AUTHORIZATION NUMBER
                       ----------------------------------

Use of this form for preparation of a plan document is not allowed without the approval of BPS&M. The authorization number assigned by BPS&M to the form is N2070.
-----

                                     BPS&M

             REGIONAL PROTOTYPE DEFINED CONTRIBUTION PLAN AND TRUST

                        SUPPLEMENTAL ADOPTION AGREEMENT


                                   ADOPTED BY



                     CAVALRY BANKING, A FEDERAL SAVINGS BANK
                    ----------------------------------------
                               (Name of Employer)

                                  AMENDING THE

                      CAVALRY BANKING 401(k) SAVINGS PLAN
                      -----------------------------------
                                 (Name of Plan)

                  Defined Contribution Basic Plan Document #01

                                  ATTACHMENT A

For Item 5(a)(2), the Service requirement for eligibility shall be 3 months for Employees who were employed as of January 1, 1993, the effective date of the restatement of the Plan as a 401(k) plan. Such Employees shall be eligible to make Elective Deferral Contributions as of January 1, 1993 but must meet the 1 year Service requirement in order to receive Qualified Nonelective Contributions and Qualified Matching Contributions. This waiver of the 1 year Service requirement for eligibility to make Elective Deferral Contributions shall apply only on a one-time basis to Employees who were employed 3 months as of January 1, 1993.

                             ADOPTION INFORMATION

     THIS SUPPLEMENTAL ADOPTION AGREEMENT is hereby adopted by the Employer named hereinafter in order to amend the Plan named hereinafter.


PLAN INFORMATION
----------------

Plan Name: Cavalry Banking 401(k) Savings Plan
           ---------------------------------------------------------------
Name of Employer: Cavalry Banking. A Federal Savings Bank
                  --------------------------------------------------------
Employer Identification Number: 62-0302550
                                ------------------------------------------
Plan Number: 002
             -------------------
Adoption Agreement Number:

          [_] 001  Profit Sharing Plan (Non-standardized)
          [X] 002  Savings Plan (Non-standardized)
          [_] 003  Money Purchase Pension Plan (Non-standardized)
          [_] 004  Profit Sharing Plan (Standardized)
          [_] 005  Savings Plan (Standardized)
          [_] 006  Money Purchase Pension Plan (Standardized)

Authorization Number:  N2070
                       ----------
Effective Date of this Amendment:  January 1, 1993
                                   ---------------------

     The Plan is hereby amended in accordance with the following selections.

ITEM 7 COMPENSATION
-------------------

     (a)  Compensation shall mean all of each Participant's (select one)

          [_] (1) W-2 Earnings as defined in Section 4.07(e)(13)(i) (box 10 - wages, tips, other compensation)

          [_] (2) total "compensation" (as that term is defined in Section 4.07(e)(2)(ii) (415 Safe-Harbor Compensation

          [_] (3) W-2 Earnings as defined in Section 4.07(e)(13)(ii) (Social Security wages, but not limited to the Taxable Wage Base)

                                     * * *

     (NOTE: Complete Item 7(e) only if Adoption Agreement Number 002 or 005 is indicated above.)

     (e)  Compensation used in determining the Average Deferral Percentage under
          Section 3.05 and the Average Contribution Percentage under Section
          3.06 [X] shall [_] shall not be limited to Compensation received by
                   -----     ---------
          the Participant during the period for which he is a Participant.

                                     * * *

(NOTE: Complete Item 8(j) only if Adoption Agreement Number 002 or 005 is indicated above.)

ITEM 8 EMPLOYER CONTRIBUTIONS AND FORFEITURES
---------------------------------------------

Gap Period Income
-----------------

     (j) Corrective distributions under Section 3.04 (Limit on Elective Deferrals), Section 3.05 (ADP Test), Section 3.06 (ACP Test), and
          Section 4.07()(4) (Maximum Annual Additions)

          [_]  (1)  Shall not include Gap Period Income.
                    ----------

          [_]  (2)  Shall include Gap Period Income.
                    -----

     IN WITNESS WHEREOF, the following parties hereto have caused this Supplemental Adoption Agreement to be executed this the 22nd day of July, 1993.
                                                       -----        ----

Cavalry Banking, A Federal Savings Bank        N. Gary Brown
----------------------------------------       ---------------------------
EMPLOYER                                       TRUSTEE


By: /s/ Ed C. Loughry, Jr.                     By:  /s/ N. Gary Brown
   ---------------------------                    -----------------------------
Title:  President                              Title: Trustee
       -----------------------                        -------------------------

                                               Frank Crosslin
------------------------------                 --------------------------------
ADOPTING EMPLOYER                              TRUSTEE

By:                                            By:  /s/ Frank Crosslin
   ---------------------------                    -----------------------------
Title:                                         Title:  Trustee
       -----------------------                        -------------------------

                                               W. Henry Huddleston
------------------------------                 --------------------------------
ADOPTING EMPLOYER                              TRUSTEE

By:                                            By:   /s/ W. Henry Huddleston
   ---------------------------                     ----------------------------
Title:                                         Title: Trustee
       -----------------------                        --------------------------

                         Description of The Amendment
                           (For Adopting Employers)

1. The amendment clarifies the definition of "W-2 earnings." This applies to your plan only if you selected "W-2 earnings" in your adoption agreement as the definition of compensation.

     W-2 earnings is defined as the amount shown in the wages, tips, etc. box of the W-2 form (wages, tips, etc.) subject to adjustments as provided for in the adoption agreement. Another definition of "W-2 earnings" is available by completing a supplemental adoption agreement. This definition is Social Security wages calculated without being limited to the Social Security Taxable Wage Base.

2. The amendment provides that, if the adoption agreement has been filled out to accept rollover contributions, then the plan will also accept "direct rollover contributions." These are rollovers that are transferred directly to the plan from another qualified retirement plan of a participant's former employer.

3. If your plan permits hardship withdrawals, the rules have been liberalized in three ways. First, distributions for tuition for post secondary education of the Participant, or his or her beneficiary, spouse or dependents, may now include "related educational fees" and may now cover anticipated costs for 12 months instead of just one semester or quarter. Second, hardship distributions are now permitted for anticipated medical expenses, where the distribution is needed to obtain medical services. Previously, hardship distributions were permitted only after the services had been rendered. Third, the Plan Administrator now has discretion to increase all hardship distributions by the amount of estimated income taxes and penalties that result from the distribution.

4. Two changes have been made to the manner in which the discrimination tests are administered. First, in calculating the contribution and deferral percentages, you may continue to use compensation only for the period during which the employee was eligible to participate. If you elected this method for years commencing before 1992, it will automatically be carried forward unless you make a contrary election in the Supplemental Adoption Agreement.

     Second, if you fail the test and have to return contributions to some employees, you may avoid returning investment earnings on those contributions for the "Gap Period" (the period between the end of the plan year and the date the contributions are returned). Under the amendment, Gap Period Income will not be paid to the employee unless you make an affirmative election in the Supplemental Adoption Agreement.

5. The amendment permits the plan administrator to elect to determine who is a highly compensated employee on the basis of the "Calendar Year" election. Under the amendment, this election can be made, or not made, regardless of how Item 8(f) of the adoption agreement has been filled out. The calendar year election, in some cases, permits you to consider some employees as non-highly compensated, who otherwise would be highly compensated.